SHORT-TERM
INVESTMENTS CO.

                           PROSPECTUS
-------------------------------------------------------------------------
PRIME                        The Prime Portfolio (the "Portfolio") is a money
PORTFOLIO                  market fund whose investment objective is the
CASH MANAGEMENT            maximization of current income to the extent
CLASS                      consistent with the preservation of capital and the
                           maintenance of liquidity. The Portfolio seeks to
DECEMBER 18, 1998          achieve its objective by investing in high grade
                           money market instruments, such as U.S. Government
                           obligations, bank obligations, commercial instruments
                           and repurchase agreements. The instruments purchased
                           by the Portfolio will have maturities of sixty days
                           or less.

                             The Portfolio is a series portfolio of Short-Term
                           Investments Co. (the "Fund"), an open-end, diversified, series management investment company.
                           This Prospectus relates solely to the Cash Management
                           Class of the Portfolio, a class of shares designed to be a convenient vehicle in which institutional customers of banks, certain broker-dealers and other financial institutions can invest in a diversified, money market fund.

                             THESE SECURITIES HAVE NOT BEEN APPROVED OR
                           DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION
                           NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
                           UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A
                           PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN
                           SHARES OF THE CASH MANAGEMENT CLASS OF THE PORTFOLIO
                           AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
                           A STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER
                           18, 1998, HAS BEEN FILED WITH THE UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS
                           HEREBY INCORPORATED BY REFERENCE. FOR A COPY OF THE
                           STATEMENT OF ADDITIONAL INFORMATION WITHOUT CHARGE,
                           WRITE TO THE ADDRESS BELOW OR CALL (800) 877-7745.
                           THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV
                           THAT CONTAINS THE STATEMENT OF ADDITIONAL
                           INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND
                           OTHER INFORMATION REGARDING THE FUND.

                             THE PORTFOLIO'S SHARES ARE NOT DEPOSITS OR
                           OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
                           BANK, AND THE PORTFOLIO'S SHARES ARE NOT FEDERALLY
                           INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE
                           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
                           RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO
                           ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN
                           A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES
[LOGO APPEARS HERE]        OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING
Fund Management Company    THE POSSIBLE LOSS OF PRINCIPAL.

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

(800) 877-7745

                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE

  The Fund is an open-end diversified series management investment company. This Prospectus relates to the Cash Management Class (the "Class") of the Portfolio. The Portfolio is a money market fund which invests in money market instruments, such as U.S. Government obligations, bank obligations, commercial instruments and repurchase agreements. The instruments purchased by the Portfolio will have maturities of sixty days or less. The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

  Pursuant to separate prospectuses, the Fund also offers shares of other classes of common stock of the Fund representing interests in the Portfolio: the Institutional Class, the Personal Investment Class, the Private Investment Class, the Reserve Class and the Resource Class. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Fund also offers shares of classes of another portfolio, the Liquid Assets Portfolio, each pursuant to a separate prospectus. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The portfolios of the Fund are referred to collectively as the "Portfolios."

  All classes of the Portfolio share a common investment objective and portfolio of investments. Shares of each class of the Portfolio have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally those expenses, such as the advisory fee, that are allocated to the Portfolio as a whole. However, different classes of the Portfolio have different shareholder qualifications and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.

INVESTORS IN THE CLASS

  The Class is designed to be a convenient vehicle in which institutional customers of banks, certain broker-dealers and other financial institutions can invest in a diversified open-end money market fund.

PURCHASE OF SHARES

  Shares of the Class that are offered hereby are sold at net asset value. The minimum initial investment in the Class is $1,000,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in funds immediately available to the Portfolio. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE

  The Portfolio uses the amortized cost method of valuing the securities of the Portfolio and rounds the per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Portfolio's investment advisor and receives a fee based on the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under a separate Master Administrative Services Agreement,

AIM may be reimbursed by the Fund for its costs of performing certain accounting and other administrative services for the Fund. See "Management of the Fund--Investment Advisor" and "--Administrator." Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("Transfer Agent"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "General Information -- Transfer Agent and Custodian."

DISTRIBUTOR AND DISTRIBUTION PLAN

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. Pursuant to the Master Distribution Plan, the Fund may pay up to 0.10% of the average daily net assets of the Portfolio attributable to the shares of the Class to FMC as well as certain broker-dealers or other financial institutions as compensation for distribution-related services. See "Purchase of Shares" and "Management of the Fund--Distribution Plan."

SPECIAL CONSIDERATIONS

  The Portfolio may borrow money and enter into reverse repurchase agreements. The Portfolio may invest in certificates of deposit and time deposits of foreign branches of major domestic banks and in repurchase agreements. The Portfolio may purchase delayed delivery or when-issued securities. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest With Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES -- CASH MANAGEMENT CLASS*
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)................................................................ None
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)....................................................... None
  Deferred Sales Load (as a percentage of original purchase price or re-
   demption proceeds, as applicable)..................................... None
  Redemption Fees (as a percentage of amount redeemed,if applicable)..... None
  Exchange Fee........................................................... None
ANNUAL PORTFOLIO OPERATING EXPENSES-- CASH MANAGEMENT CLASS (AS A PER-
 CENTAGE OF AVERAGE NET ASSETS)
  Management Fees........................................................ 0.06%
  12b-1 Fees (after fee waivers)**....................................... 0.08%
  Other Expenses......................................................... 0.03%
                                                                          ----
  Total Operating Expenses -- Cash Management Class**.................... 0.17%
                                                                          ====

------
* Beneficial owners of shares of the Class should consider the effect of any charges imposed by their bank or other financial institution for various services.

** Had there been no fee waivers, 12b-1 Fees and Total Operating Expenses would have been 0.10% and 0.19%, respectively.

EXAMPLE

  An investor in the Class would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

      1 year.............................  $ 2

      3 years............................  $ 5

      5 years............................  $10

     10 years............................  $22

  The Table of Fees and Expenses is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) The expense figures are based upon actual costs and fees charged to the Class for the fiscal year ended August 31, 1998. To the extent any service providers assume expenses of the Class, such assumption will have the effect of lowering the Class's overall expense ratio and increasing its yield to investors. Beneficial owners of shares of the Class should also consider the effect of any charges imposed by the institution maintaining their accounts.

  The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses--Cash Management Class" remain the same in the years shown.

  THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

  Shown below are the per share data, ratios and supplemental data (collectively "data") for the four-year period ended August 31, 1998 and for the period June 30, 1994 (date operations commenced) through August 31, 1994. The data has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Information.

                                                                    JUNE 30, 1994
                                                                    (COMMENCEMENT
                                                                         OF
                                                                     OPERATIONS)
                                                                    TO AUGUST 31,
                           1998         1997      1996      1995        1994
                         --------     --------  --------  --------  -------------
Net asset value,
 beginning of period.... $   1.00     $   1.00  $   1.00  $   1.00      $1.00
Income from investment
 operations:
  Net investment income.     0.05         0.05      0.05      0.06       0.01
                         --------     --------  --------  --------      -----
Less distributions:
  Dividends from net
   investment income....    (0.05)       (0.05)    (0.05)    (0.06)     (0.01)
                         --------     --------  --------  --------      -----
Net asset value, end of
 period................. $   1.00     $   1.00     $1.00     $1.00      $1.00
                         ========     ========  ========  ========      =====
Total return............     5.62%        5.45%     5.55%     5.71%      4.34%(a)
                         ========     ========  ========  ========      =====
Ratios/Supplemental
 Data:
Net assets, end of
 period (000s omitted).. $862,207     $767,304  $507,247  $194,479       $372
                         ========     ========  ========  ========      =====
Ratio of expenses to
 average net assets(b)..     0.17%(c)     0.17%     0.17%     0.17%      0.14%(a)
                         ========     ========  ========  ========      =====
Ratio of net investment
 income to average net
 assets(d)..............     5.48%(c)     5.33%     5.38%     5.69%      4.26%(a)
                         ========     ========  ========  ========      =====

------
(a) Annualized

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.19%, 0.19%, 0.19%, 0.32%, and 0.67% (annualized) for the periods 1998-
    1994, respectively.

(c) Ratios are based on average net assets of $898,943,542.

(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.46%, 5.31%, 5.36%, 5.54%, and 3.73% (annualized) for the periods 1998-1994, respectively.

                           SUITABILITY FOR INVESTORS

  The shares of the Class are intended for use primarily by institutional customers of banks, certain broker-dealers and other financial institutions who seek a convenient vehicle in which to invest in an open-end diversified money market fund. It is expected that the shares of the Class may be particularly suitable investments for corporate cash managers, municipalities or other public entities. The minimum initial investment is $1,000,000. Prospective investors should determine if an investment in the Class is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  Investors in the shares of the Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments, and enjoy the benefits of diversification, economies of scale and same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the shares of the Class. It is anticipated that most investors will perform their own sub-accounting; however, sub-accounting services may be arranged through the Fund for shareholders who prefer not to perform such services.

                               INVESTMENT PROGRAM

  The investment objective of the Portfolio is deemed to be a matter of fundamental policy that may not be changed without the approval of a majority of the Portfolio's shares. The Board of Directors of the Fund reserves the right to change any of the investment policies, strategies or practices of the Portfolio, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market instruments. The money market instruments in which the Portfolio invests are considered to carry very little risk and accordingly may not have as high a yield as that available on money market instruments of lesser quality. The Portfolio consists exclusively of money market instruments which have maturities of 60 days or less from the date of purchase (except for securities subject to repurchase agreements which may have longer maturities), and normally does not maintain a dollar-weighted average maturity of its portfolio securities in excess of 40 days.

INVESTMENT POLICIES

  The Portfolio may invest in a broad range of government, bank and commercial obligations and taxable municipal securities that may be available in the money markets. Such obligations are collectively referred to as "Money Market Obligations" and include U.S. Treasury obligations, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased.

 Money Market Obligations

  The following list of descriptions illustrates the types of Money Market Obligations in which the Portfolio intends to invest. The list does not purport to be an exhaustive list of all Money Market Obligations, and the Portfolio reserves the right to invest in Money Market Obligations other than those listed below.

  COMMERCIAL INSTRUMENTS. The Portfolio intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"), as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. government securities. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Portfolio. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

  REPURCHASE AGREEMENTS. The Portfolio intends to invest in repurchase agreements with banks and broker-dealers pertaining to the securities described above. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Fund's Board of Directors to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. Repurchase agreements will be secured by securities eligible under Rule 2a-7 of the 1940 Act. For additional information, see the Statement of Additional Information.

  GOVERNMENT OBLIGATIONS. The Portfolio may invest in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. Such obligations may be supported (a) by the full faith and credit of the U.S. Treasury (as in the case of Government National Mortgage Association Certificates), (b) by the right of the issuer to borrow from the U.S. Treasury (as in the case of obligations of the Federal Home Loan Bank), (c) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (as in the case of the Federal National Mortgage Association), or (d) only by the credit of the agency or instrumentality itself (as in the case of obligations of the Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future and it is not obligated to do so by law.

  BANK INSTRUMENTS. The Portfolio may invest in certificates of deposit ("CDs"), time deposits and bankers' acceptances of domestic commercial banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements and CDs of other domestic banks that are fully insured as to principal by the Federal Deposit Insurance Corporation. CDs represent short-term interest-bearing deposits of commercial banks against which negotiable certificates bearing stated rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks which arise primarily from international commercial transactions.

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will not make any time or savings deposit if, immediately after making such deposit, over 5% of the Portfolio's total assets would be invested in time and savings deposits.

  Investment Practices

  BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money and enter into reverse repurchase agreements with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement. Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio will give shareholders notice of its intent to enter into a reverse repurchase agreement in sufficient time to permit shareholder redemptions before the Portfolio enters into any reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  PURCHASING DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. The Portfolio may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

  Delayed delivery agreements are commitments by the Portfolio to dealers or issuers to acquire securities beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Portfolio's investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio and may enter into delayed delivery agreements to assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective.

  Debt securities are sometimes offered on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such debt securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable.

  If the Portfolio enters into a delayed delivery agreement or purchases a when-issued security, the Portfolio will direct its custodian bank to segregate liquid assets (including Money Market Obligations) in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of the Portfolio's delayed delivery agreements and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Portfolio's exposure to market fluctuation, or may increase the possibility that the Portfolio will incur a short-term loss, if the Portfolio must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Portfolio will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by the Portfolio if, as a result, more than 25% of the Portfolio's net assets would become so committed.

  ILLIQUID SECURITIES. The Portfolio will invest no more than 10% of its net assets in illiquid securities.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  PORTFOLIO TRANSACTIONS. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Securities held by the Portfolio will be disposed of prior to maturity if an earlier disposition is deemed desirable by AIM to meet redemption requests. In addition, AIM will continually monitor the creditworthiness of issuers whose securities are held by the Portfolio, and securities held by the Portfolio may be disposed of prior to maturity as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of sixty days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

    (1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

    (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

    (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities. The Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

  The Portfolio's investment objective and the three investment restrictions of the Portfolio set forth above (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.

  In addition to the restrictions described above, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time, which govern the operations of money market funds, and may be more restrictive than the policies described herein. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Fund reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks and other institutions may charge a recordkeeping, account maintenance or other fee to their customers. Beneficial holders of shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product. Shares of the Class will earn the dividend declared on the effective date of purchase.

  A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Fund's custodian bank, are open for business. It is expected that the Federal Reserve Bank of New York and The Bank of New York will be closed during the next twelve months on Saturdays and Sundays and on observed holidays of New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Further, the Portfolio reserves the right to change the time for which purchase orders for shares of the Cash Management Class must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  Shares of the Class are sold to institutional customers of banks, certain broker-dealers and other financial institutions (individually an "Institution" and collectively, "Institutions"). Individuals, corporations, partnerships and other businesses that maintain qualified accounts at an Institution may invest in the shares of the Class. Each Institution will render administrative support services to its customers who are the beneficial owners of the shares of the Class. Such services may include, among other things, establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions in shares of the Class; providing periodic statements showing a customer's account balance in shares of the Class; distribution of Fund proxy statements, annual reports and other communications to shareholders whose accounts are serviced by the Institution; and such other services as the Fund may reasonably request. Institutions will be required to certify to the Fund that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.

  Prior to the initial purchase of shares of the Class, an Account Application, which can be obtained from the Transfer Agent, must be completed and sent to the Transfer Agent, at P.O. Box 4497, Houston, Texas 77210-4497. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to the Transfer Agent. An investor must open an account in the shares of the Class through an Institution in accordance with the procedures established by such Institution. Each Institution separately determines the rules applicable to accounts in the shares of the Class opened with it, including minimum initial and subsequent investment requirements and the procedures to be followed by investors to effect purchases of shares of the Class. The minimum initial investment is $1,000,000, and there is no minimum amount for subsequent purchases of shares of the Class by an Institution on behalf of its customers. An investor who proposes to open a Portfolio account with an Institution should consult with a representative of such Institution to obtain a description of the rules governing such an account. The Institution holds shares of the Class registered in its name, as agent for the customer, on the books of the Institution. A statement with regard to the customer's shares of the Class is supplied to the customer periodically, and confirmations of all transactions for the account of the customer are provided by the Institution to the customer promptly upon request. In addition, the Institution sends to each customer proxies, periodic reports and other information with regard to the customer's shares of the Class. The customer's shares of the Class are fully assignable and subject to encumbrance by the customer.

  All agreements which relate to a customer's account with an Institution are with the Institution. An investor may terminate his relationship with an Institution at any time, in which case an account in the investor's name will be established directly with the Portfolio and the investor will become a shareholder of record. In such case, however, the investor will not be able to purchase additional shares of the Class directly, except through reinvestment of dividends and distributions.

  Orders for the purchase of shares of the Class are placed by the investor with the Institution. The Institution is responsible for the prompt transmission of the order to the Transfer Agent. The Portfolio will normally be required to make immediate settlement in federal funds (member bank deposits with a Federal Reserve Bank) for portfolio securities purchased. Accordingly, payment for shares of the Class purchased by Institutions on behalf of their customers must be in federal funds. If an investor's order to purchase shares of the Class is paid for other than in federal funds, the Institution, acting on behalf of the investor, completes the conversion into federal funds (which may take two business days), or itself advances federal funds prior to conversion, and promptly transmits the order and payment in the form of federal funds to the Transfer Agent.

  Subject to the conditions stated above and to the Portfolio's right to reject any purchase order, orders will be accepted (a) when payment for shares of the Class purchased is received by The Bank of New York, the Fund's custodian bank, in the form described above and notice of such order is provided to the Transfer Agent or (b) at the time the order is placed, if the Portfolio is assured of payment.

  Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Portfolio and any funds received for which an order has not been received will be returned to the sending Institution. An order must specify that it is for the purchase of shares of the "Cash Management Class of the Prime Portfolio," otherwise any funds received will be returned to the sending Institution.

  In the interest of economy and convenience, certificates representing shares of the Class will not be issued except upon written request. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Portfolio. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark-- Remote. Normally, the net asset value per share of the Portfolio will remain constant at $1.00. See "Net Asset Value." Redemption requests with respect to shares of the Class for which certificates have not been issued are normally made through a customer's Institution.

  Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the Institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by the Transfer Agent after 4:00 p.m. Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 4:00 p.m. Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or the Transfer Agent.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction.

  Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.

  Shares of the Class are not redeemable at the option of the Fund unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund.

                                   DIVIDENDS

  Dividends from the net income of the Portfolio are declared daily to shareholders of record of the Class immediately after 4:00 p.m. Eastern Time on the day of declaration. Net income for dividend purposes is determined daily as of 4:00 p.m. Eastern Time. The dividend accrued and paid for the Class will consist of (a) income of the Portfolio, the allocation of which is based upon the Class's pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Fund expenses, such as custodian fees, directors' fees, accounting and legal expenses, based upon the Class's pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to the Class, such as distribution expenses, if any, and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in its net asset value, they are not expected to be of an amount which would affect its $1.00 per share net asset value for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Class at the net asset value as of 4:00 p.m. Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the Institution to the Transfer Agent, at P.O. Box 4497, Houston, Texas 77210-4497 and will become effective with dividends paid after its receipt by the Transfer Agent. If a shareholder redeems all the shares of the Class in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The Portfolio uses its best efforts to maintain its net asset value per share at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Fund's Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances the Board of Directors might reduce or suspend the daily dividend in order to prevent, to the extent possible, the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The policy of the Portfolio is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31. The Portfolio also intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

  Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or in additional shares of the Class. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend during January of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.

  The Portfolio will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore, the Portfolio may not offset its gains against the losses of the other portfolio of the Fund and each portfolio of the Fund must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the Transfer Agent.

                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined daily as of 4:00 p.m. Eastern Time on each business day of the Fund. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.

  The securities of the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the SEC applicable to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions--Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the Class can be obtained by calling the Fund at (800) 877-7745. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of the Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. These factors should be carefully considered by an investor before making an investment in the Portfolio.

  For the seven-day period ended August 31, 1998, the current yield and the effective yield of the Class (which assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the annualized current yield for the period) were 5.51% and 5.66%, respectively. These yields are quoted for illustration purposes only. The yields for any other seven-day period may be substantially different from the yields quoted above.

  To assist banks and other institutions performing their own sub-accounting, same day information as to the daily dividend per share for the Portfolio to eight decimal places and current yield normally will be available by 5:00 p.m. Eastern Time.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held by the Portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

  Each shareholder will be provided with a written confirmation by its Institution for each transaction unless otherwise specified by the shareholder. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Fund's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Fund are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information--Year 2000 Compliance Project."

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 90 investment company portfolios. AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform (or arrange for the performance of) certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.

  For the fiscal year ended August 31, 1998, AIM received fees pursuant to the Advisory Agreement from the Fund with respect to the Portfolio which represented 0.06% of the Portfolio's average daily net assets. During such fiscal year, the expenses of the Class, including AIM's fees, amounted to 0.17% of the Class's average daily net assets.

ADMINISTRATOR

  The Fund has entered into a Master Administrative Services Agreement with AIM (the "Administrative Services Agreement"), pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Portfolio, including the services of a principal financial officer of the Fund and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the Portfolio may reimburse AIM for expenses incurred by AIM in connection with such services.

FEE WAIVERS

  AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expenses prior to the end of each fiscal year.

DISTRIBUTOR

  The Fund has entered into a Master Distribution Agreement (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain directors and officers of the Fund are affiliated with FMC and AIM. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Fund either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or financial institutions who sell a minimum dollar amount of the shares of the Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or financial institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Class or the amount received as proceeds from such sales. Sales of the shares of the Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

  The Fund has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may compensate FMC in connection with the distribution of shares of the Class in an amount equal to 0.10% on an annualized basis of the average daily net assets of the Portfolio attributable to the Class. Such amounts may be expended when and if authorized by the Board of Directors and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Plan.

  Of the compensation paid to FMC under the Plan, a service fee may be paid to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class. Payments to FMC would be characterized as an asset-based sales charge pursuant to the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Class. The Plan does not obligate the Fund to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Fund will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.

  As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors"). In approving the Plan, the directors considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class.

  The Plan requires the officers of the Fund to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors shall review these reports in connection with their decisions with respect to the Plan.

  The Plan may be terminated by a vote of a majority of the Qualified Directors, or by a vote of a majority of the shareholders of the outstanding voting securities of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise the Plan may be amended by the Board of Directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment program. Certain research services furnished by dealers may be useful to AIM with respect to clients other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Fund was incorporated in Maryland on May 3, 1993. On October 15, 1993, the Portfolio succeeded to the assets and assumed the liabilities of the Prime Portfolio (the "Predecessor Portfolio") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Fund and STIC. All historical financial and other information contained in this Prospectus for periods prior to October 15, 1993 relating to the Portfolio is that of the Predecessor Portfolio. Shares of common stock of the Fund are divided into twelve classes. Six classes, including the Class, represent interests in the Portfolio, and six classes represent interests in the Liquid Assets Portfolio. Each class of shares has a par value of $.001 per share. The other classes of the Fund may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Fund's other classes by contacting FMC.

  All shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The holders of shares of each portfolio have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus. In the event of liquidation or termination of the Fund, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Fund attributable or allocated to the respective portfolio based on the respective liquidation value of each portfolio. Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest.

  There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional portfolios and classes of the Fund without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. A I M Fund Services, Inc., P.O. Box 4497, Houston, Texas 77210-4497 acts as transfer agent for the shares of the Class.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Fund and passes upon certain legal matters for the Fund.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 877-7745.

YEAR 2000 COMPLIANCE PROJECT

  In providing services to the Fund, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the Fund provide the Fund and its shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely (i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the Fund will not otherwise be adversely affected by the year 2000 issue.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Fund or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

--------------------------------------     -------------------------------------
--------------------------------------     -------------------------------------

SHORT-TERM INVESTMENTS CO.                               PROSPECTUS
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173                            December 18, 1998
(800) 877-7745
                                                        SHORT-TERM
INVESTMENT ADVISOR                                    INVESTMENTS CO.
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100                           ------------
Houston, Texas 77046-1173
(713) 626-1919                                        PRIME PORTFOLIO

DISTRIBUTOR                                            ------------
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 100                       CASH MANAGEMENT CLASS
Houston, Texas 77046-1173
(800) 877-7745                                       TABLE OF CONTENTS

AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana                                                            PAGE
Houston, Texas 77002                                                     ----
CUSTODIAN                                 SUMMARY.........................   2
THE BANK OF NEW YORK                      TABLE OF FEES AND EXPENSES......   4
90 Washington Street                      FINANCIAL HIGHLIGHTS............   5
11th Floor                                SUITABILITY FOR INVESTORS.......   5
New York, New York 10286                  INVESTMENT PROGRAM..............   6
                                          PURCHASE OF SHARES..............   9
TRANSFER AGENT                            REDEMPTION OF SHARES............  10
A I M FUND SERVICES, INC.                 DIVIDENDS.......................  11
P.O. Box 4497                             TAXES...........................  11
Houston, Texas 77210-4497                 NET ASSET VALUE.................  12
                                          YIELD INFORMATION...............  12
NO PERSON HAS BEEN AUTHORIZED TO GIVE     REPORTS TO SHAREHOLDERS.........  12
ANY INFORMATION OR TO MAKE ANY            MANAGEMENT OF THE FUND..........  13
REPRESENTATIONS NOT CONTAINED IN THIS     GENERAL INFORMATION.............  15
PROSPECTUS IN CONNECTION WITH THE
OFFERING MADE BY THIS PROSPECTUS, AND
IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY THE
FUND OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER IN ANY JURISDICTION TO ANY
PERSON TO WHOM SUCH OFFERING MAY NOT
LAWFULLY BE MADE.

--------------------------------------     -------------------------------------
--------------------------------------     -------------------------------------

SHORT-TERM
INVESTMENTS CO.

                                    PROSPECTUS
-----------------------------------------------------------------------------------------------------------------
                                  The Prime Portfolio (the "Portfolio") is a money market fund whose investment
PRIME                           objective is the maximization of current income to the extent consistent with
PORTFOLIO                       the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market
INSTITUTIONAL                   instruments, such as U.S. Government obligations, bank obligations, commercial
CLASS                           instruments and repurchase agreements. The instruments purchased by the
                                Portfolio will have maturities of sixty days or less.
DECEMBER 18, 1998
                                  The Portfolio is a series portfolio of Short-Term Investments Co. (the
                                "Fund"), an open-end diversified series management investment company. This
                                Prospectus relates solely to the Institutional Class of the Portfolio, a class of shares designed to be a convenient vehicle in which institutions, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity can invest in a diversified money market fund.

                                  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                                EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
                                THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                                IS A CRIMINAL OFFENSE.

                                  THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A PROSPECTIVE INVESTOR
                                SHOULD KNOW BEFORE INVESTING IN SHARES OF THE INSTITUTIONAL CLASS OF THE
                                PORTFOLIO AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF
                                ADDITIONAL INFORMATION, DATED DECEMBER 18, 1998, HAS BEEN FILED WITH THE UNITED
                                STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY
                                INCORPORATED BY REFERENCE. A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION IS
                                ATTACHED HERETO. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT
                                CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY
                                REFERENCE, AND OTHER INFORMATION REGARDING THE FUND.

                                  THE PORTFOLIO'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
                                ENDORSED BY, ANY BANK, AND THE PORTFOLIO'S SHARES ARE NOT FEDERALLY INSURED OR
                                GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION,
                                THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT
                                THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
[LOGO APPEARS HERE]             SHARE. SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE
Fund Management Company         LOSS OF PRINCIPAL.

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173
(800) 659-1005

                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE

  The Fund is an open-end diversified series management investment company. Pursuant to this Prospectus, the Fund offers shares of the Institutional Class (the "Class") of the Portfolio at net asset value. The Portfolio is a money market fund which invests in money market instruments, such as U.S. Government obligations, bank obligations, commercial instruments and repurchase agreements. The instruments purchased by the Portfolio will have maturities of sixty days or less. The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

  Pursuant to separate prospectuses, the Fund also offers shares of other classes of common stock of the Fund representing interests in the Portfolio: the Cash Management Class, the Personal Investment Class, the Private Investment Class, the Reserve Class and the Resource Class. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Fund also offers shares of classes of another portfolio, the Liquid Assets Portfolio, each pursuant to a separate prospectus. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The portfolios of the Fund are referred to collectively as the "Portfolios."

  All classes of the Portfolio share a common investment objective and portfolio of investments. Shares of each class of the Portfolio have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally those expenses, such as the advisory fee, that are allocated to the Portfolio as a whole. However, different classes of the Portfolio have different shareholder qualifications and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.

INVESTORS IN THE CLASS

  The Class is designed to be a convenient vehicle in which institutions, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity can invest short-term cash reserves in a diversified, open-end money market fund.

PURCHASE OF SHARES

  Shares of the Class that are offered hereby are sold at net asset value without a sales charge. The minimum initial investment in the Class is $1,000,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in funds immediately available to the Portfolio. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE

  The Fund uses the amortized cost method of valuing the securities held by the Portfolio and rounds the per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Portfolio's investment advisor and receives a fee based on the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under a Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing certain accounting and other administrative services for the Fund. See "Management of the Fund --

Investment Advisor" and "-- Administrator." Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("Transfer Agent"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "General Information--Transfer Agent and Custodian."

DISTRIBUTOR

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. FMC does not receive any fee for distribution services from the Fund with respect to the shares of the Class. See "Management of the Fund--Distributor."

SPECIAL CONSIDERATIONS

  The Portfolio may borrow money and enter into reverse repurchase agreements. The Portfolio may invest in certificates of deposit and time deposits of foreign branches of major domestic banks and in repurchase agreements. The Portfolio may purchase delayed delivery or when-issued securities. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest With Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES-- INSTITUTIONAL CLASS*
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)................................................................. None
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)........................................................ None
 Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable).................................... None
 Redemption Fees (as a percentage of amount redeemed, if applicable)..... None
 Exchange Fee............................................................ None
ANNUAL PORTFOLIO OPERATING EXPENSES -- INSTITUTIONAL CLASS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Management Fees......................................................... 0.06%
 12b-1 Fees.............................................................. None
 Other Expenses.......................................................... 0.03%
                                                                          ----
 Total Operating Expenses -- Institutional Class......................... 0.09%
                                                                          ====

------
* Beneficial owners of shares of the Class should consider the effect of any charges imposed by their bank or other financial institution for various services.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.


      1 year........................................................... $ 1
      3 years.......................................................... $ 3
      5 years.......................................................... $ 5
      10 years......................................................... $12

  The Table of Fees and Expenses is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) The fees and expense figures are based upon actual costs and fees charged to the Class for the fiscal year ended August 31, 1998. To the extent any service providers assume expenses of the Class, such assumption will have the effect of lowering the Class's overall expense ratio and increasing its yield to investors. Beneficial owners of shares of the Class should also consider the effect of any charges imposed by the institution maintaining their accounts.

  The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses -- Institutional Class" remain the same in the years shown.

  THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

  Shown below are the per share data, ratios and supplemental data (collectively, "data") for each of the years in the ten-year period ended August 31, 1998. The data has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Information.

                        1998           1997        1996        1995        1994        1993        1992        1991
                     ----------     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of
 period..........    $     1.00     $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
Income from
 investment
 operations:
 Net investment
  income.........          0.06           0.05        0.05        0.06        0.04        0.03        0.04        0.07
                     ----------     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Less
 distributions:
 Dividends from
 net investment
 income..........         (0.06)         (0.05)      (0.05)      (0.06)      (0.04)      (0.03)      (0.04)      (0.07)
                     ----------     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 end of period ..    $     1.00     $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                     ==========     ==========  ==========  ==========  ==========  ==========  ==========  ==========
Total return.....          5.71%          5.54%       5.64%       5.80%       3.64%       3.20%       4.44%       7.11%
                     ==========     ==========  ==========  ==========  ==========  ==========  ==========  ==========
Ratios/supplemental
data:
Net assets, end
of period (000s
omitted).........    $5,843,813     $5,593,043  $5,264,601  $3,752,693  $4,080,753  $4,349,945  $3,993,340  $6,108,991
                     ==========     ==========  ==========  ==========  ==========  ==========  ==========  ==========
Ratio of expenses
 to average net
 assets..........          0.09%(a)       0.09%       0.09%       0.09%       0.08%       0.07%       0.08%       0.07%
                     ==========     ==========  ==========  ==========  ==========  ==========  ==========  ==========
Ratio of net
 investment
 income to
 average net
 assets..........          5.56%(a)       5.40%       5.48%       5.64%       3.58%       3.15%       4.43%       6.89%
                     ==========     ==========  ==========  ==========  ==========  ==========  ==========  ==========
                        1990           1989
                     -----------    -----------
Net asset value,
 beginning of
 period..........    $     1.00     $     1.00
Income from
 investment
 operations:
 Net investment
  income.........          0.08           0.09
                     -----------    ----------
Less
 distributions:
 Dividends from
 net investment
 income..........         (0.08)         (0.09)
                     -----------    ----------
Net asset value,
 end of period ..    $     1.00     $     1.00
                     ===========    ==========
Total return.....          8.72%          9.42%
                     ===========    ==========
Ratios/supplemental
data:
Net assets, end
of period (000s
omitted).........    $6,475,123     $7,003,546
                     ===========    ==========
Ratio of expenses
 to average net
 assets..........          0.07%          0.08%
                     ===========    ==========
Ratio of net
 investment
 income to
 average net
 assets..........          8.39%          9.07%
                     ===========    ==========

------

(a) Ratios are based on average net assets of $6,017,417,344.

                           SUITABILITY FOR INVESTORS

  The Class is intended for use primarily by institutions, particularly banks, as a convenient and economical vehicle in which to invest short-term cash reserves in an open-end diversified money market fund. The minimum initial investment is $1,000,000. Prospective investors should determine if an investment in the Class is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  Investors in the Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments and enjoy the benefits of diversification, economies of scale and same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the Class. However, these expenses are expected to be relatively small due primarily to the following factors: the Class will have a small number of shareholders who do not need many of the services provided by other money market investment companies, thereby resulting in lower transfer agent fees and cost for printing reports and proxy statements; sales of the shares of the Class to institutions acting for themselves or in a fiduciary capacity are exempt from the registration requirements of most state securities laws, thereby resulting in reduced state registration fees; and the relatively low investment advisory fee paid to AIM. It is anticipated that most investors will perform their own sub-accounting; however, sub-accounting services may be arranged through the Fund for shareholders who prefer not to perform such services.

                               INVESTMENT PROGRAM

  The investment objective of the Portfolio is deemed to be a matter of fundamental policy that may not be changed without the approval of a majority of the Portfolio's shares. The Board of Directors of the Fund reserves the right to change any of the investment policies, strategies or practices of the Portfolio, as described in this Prospectus and the Statement of Additional Information without shareholder approval, except in those instances where shareholder approval is expressly required.

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market instruments. The money market instruments in which the Portfolio invests are considered to carry very little risk and accordingly may not have as high a yield as that available on money market instruments of lesser quality. The Portfolio consists exclusively of money market instruments which have maturities of 60 days or less from the date of purchase (except for securities subject to repurchase agreements which may have longer maturities), and normally does not maintain a dollar-weighted average maturity of its portfolio securities in excess of 40 days.

INVESTMENT POLICIES

  The Portfolio may invest in a broad range of government, bank and commercial obligations and taxable municipal securities that may be available in the money markets. Such obligations are collectively referred to as "Money Market Obligations" and include U.S. Treasury obligations, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased.

 Money Market Obligations

  The following list of descriptions illustrates the types of Money Market Obligations in which the Portfolio intends to invest. The list does not purport to be an exhaustive list of all Money Market Obligations, and the Portfolio reserves the right to invest in Money Market Obligations other than those listed below.

  COMMERCIAL INSTRUMENTS. The Portfolio intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"), as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. government securities. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Portfolio. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

  REPURCHASE AGREEMENTS. The Portfolio intends to invest in repurchase agreements with banks and broker-dealers pertaining to the securities described above. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Fund's Board of Directors to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. Repurchase agreements will be secured by securities eligible under Rule 2a-7 of the 1940 Act. For additional information, see the Statement of Additional Information.

  GOVERNMENT OBLIGATIONS. The Portfolio may invest in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. Such obligations may be supported (a) by the full faith and credit of the U.S. Treasury (as in the case of Government National Mortgage Association Certificates), (b) by the right of the issuer to borrow from the U.S. Treasury (as in the case of obligations of the Federal Home Loan Bank), (c) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (as in the case of the Federal National Mortgage Association), or (d) only by the credit of the agency or instrumentality itself (as in the case of obligations of the Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, and it is not obligated to do so by law.

  BANK INSTRUMENTS. The Portfolio may invest in certificates of deposit ("CDs"), time deposits and bankers' acceptances of domestic commercial banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements and CDs of other domestic banks that are fully insured as to principal by the Federal Deposit Insurance Corporation. CDs represent short-term interest-bearing deposits of commercial banks against which negotiable certificates bearing stated rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks which arise primarily from international commercial transactions.

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will not make any time or savings deposit if, immediately after making such deposit, over 5% of the Portfolio's total assets would be invested in time and savings deposits.

 Investment Practices

  BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money and enter into reverse repurchase agreements with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement. Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio will give shareholders notice of its intent to enter into a reverse repurchase agreement in sufficient time to permit shareholder redemptions before the Portfolio enters into any reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  PURCHASING DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. The Portfolio may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

  Delayed delivery agreements are commitments by the Portfolio to dealers or issuers to acquire securities beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Portfolio's investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio and may enter into delayed delivery agreements to assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective.

  Debt securities are sometimes offered on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such debt securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable.

  If the Portfolio enters into a delayed delivery agreement or purchases a when-issued security, the Portfolio will direct its custodian bank to segregate liquid assets (including Money Market Obligations) in an amount equal to its delayed delivery agreement obligations or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of the Portfolio's delayed delivery agreement obligations and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Portfolio's exposure to market fluctuation, or may increase the possibility that the Portfolio will incur a short-term loss, if the Portfolio must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Portfolio will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by the Portfolio if, as a result, more than 25% of the Portfolio's net assets would become so committed.

  ILLIQUID SECURITIES. The Portfolio will invest no more than 10% of its net assets in illiquid securities.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  PORTFOLIO TRANSACTIONS. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Securities held by the Portfolio will be disposed of prior to maturity if an earlier disposition is deemed desirable by AIM to meet redemption requests. In addition, AIM will continually monitor the credit worthiness of issuers whose securities are held by the Portfolio, and securities held by the Portfolio may be disposed of prior to maturity as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of sixty days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

    (1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

    (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

    (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities. The Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

  The Portfolio's investment objective and the three investment restrictions of the Portfolio set forth above (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio. The investment policies described above under the heading "Investment Policies" may be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.

  In addition to the restrictions described above, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time, which govern the operations of money market funds, and may be more restrictive than the policies described herein. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Fund reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks and other institutions may charge a recordkeeping, account maintenance or other fee to their customers. Beneficial holders of shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Transfer
Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may all be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product. Shares of the Class will earn the dividend declared on the effective date of purchase.

  A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Fund's custodian bank, are open for business. It is expected that the Federal Reserve Bank of New York and The Bank of New York will be closed during the next twelve months on Saturdays and Sundays and on observed holidays of New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Further, the Portfolio reserves the right to change the time for which purchase orders for shares of the Institutional Class must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  Subject to the conditions stated above and to the Portfolio's right to reject any purchase order, orders will be accepted (a) when payment for shares of the Class purchased is received by The Bank of New York, the Fund's custodian bank, in the form described below and notice of such order is provided to the Transfer Agent or (b) at the time the order is placed, if the Portfolio is assured of payment.

  Payment for shares of the Class purchased must be in federal funds or other funds immediately available to the Portfolio. Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Portfolio and any funds received for which an order has not been received will be returned to the sending institution. An order must specify that it is for the purchase of "Shares of the Institutional Class of the Prime Portfolio," otherwise any funds received will be returned to the sending institution.

  The minimum initial investment in the Class is $1,000,000. Institutions may be requested to maintain separate master accounts in the shares of the Class held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (b) for accounts for which the institution acts in some other capacity. An institution's master account(s) and sub-accounts with the Portfolio may be aggregated for the purpose of the minimum investment requirement. No minimum amount is required for subsequent investments in the Portfolio nor are minimum balances required. Prior to the initial purchase of shares of the Class, an Account Application must be completed and sent to the Transfer Agent, at P.O. Box 4497, Houston, Texas 77210-4497. Account Applications may be obtained from the Transfer Agent. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to the Transfer Agent.

  In the interest of economy and convenience, certificates representing shares of the Class will not be issued except upon written request to the Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Portfolio. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark-- Remote. Normally, the net asset value per share of the Portfolio will remain constant at $1.00. See "Net Asset Value." Redemption requests with respect to shares of the Class for which certificates have not been issued are normally made by calling the Fund.

  Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by the Transfer Agent after 4:00 p.m. Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 4:00 p.m. Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or the Transfer Agent.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the Account Application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction.

  Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.

  The shares of the Class are not redeemable at the option of the Fund unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund.

                                   DIVIDENDS

  Dividends from the net income of the Portfolio are declared daily to shareholders of record of the Class immediately after 4:00 p.m. Eastern Time on the day of declaration. Net income for dividend purposes is determined daily as of 4:00 p.m. Eastern Time. The dividend accrued and paid for the Class will consist of (a) income of the Portfolio, the allocation of which is based upon the Class's pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Fund expenses, such as custodian fees, directors' fees, accounting and legal expenses, based upon the Class's pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to the Class, such as distribution expenses, if any, and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in its net asset value, they are not expected to be of an amount which would affect its $1.00 per-share net asset value for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Class at the net asset value as of 4:00 p.m. Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the institution to the Transfer Agent at P.O. Box 4497, Houston, TX 77210-4497 and will become effective with dividends paid after its receipt by the Transfer Agent. If a shareholder redeems all the shares of the Class in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The Portfolio uses its best efforts to maintain the net asset value per share of the Portfolio at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Fund's Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances the Board of Directors might reduce or suspend the daily dividend in order to prevent, to the extent possible, the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares of the Class and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The policy of the Portfolio is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31. The Portfolio also intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

  Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or in additional shares of the Class. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend during January of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.

  The Portfolio will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore, the Portfolio may not offset its gains against the losses of the other portfolio of the Fund and each portfolio of the Fund must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the Transfer Agent.

                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined daily as of 4:00 p.m. Eastern Time on each business day of the Fund. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.

  The securities of the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the SEC applicable to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions -- Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the Class can be obtained by calling the Fund at (800) 659-1005. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of the Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. These factors should be carefully considered by the investor before making an investment in the Portfolio.

  For the seven-day period ended August 31, 1998, the current yield and the effective yield of the Class (which assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the annualized current yield for the period) were 5.59% and 5.74%, respectively. These yields are quoted for illustration purposes only. The yields for any other seven-day period may be substantially different from the yields quoted above.

  To assist banks and other institutions performing their own sub-accounting, same day information as to the daily dividend per share for the Portfolio to eight decimal places and current yield normally will be available by 5:00 p.m. Eastern time.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held by the Portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

  Each shareholder will be provided with a written confirmation for each transaction. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Fund's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Fund are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information--Year 2000 Compliance Project."

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 90 investment company portfolios. AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform (or arrange for the performance of) certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.

  For the fiscal year ended August 31, 1998, AIM received fees pursuant to the Advisory Agreement with respect to the Portfolio which represented 0.06% of the Portfolio's average daily net assets. During such fiscal year, the expenses of the Class, including AIM's fees, amounted to 0.09% of the Class's average daily net assets.

ADMINISTRATOR

  The Fund has entered into a Master Administrative Services Agreement with AIM (the "Administrative Services Agreement"), pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Portfolio, including the services of a principal financial officer of the Fund and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the Portfolio may reimburse AIM for expenses incurred by AIM in connection with such services.

FEE WAIVERS

  AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expenses prior to the end of each fiscal year.

DISTRIBUTOR

  The Fund has entered into a Master Distribution Agreement (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. FMC does not receive any fee for distribution services from the Fund with respect to the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain directors and officers of the Fund are affiliated with FMC. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Fund either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment program. Certain research services furnished by dealers may be useful to AIM with respect to clients other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Fund was incorporated in Maryland on May 3, 1993. On October 15, 1993, the Portfolio succeeded to the assets and assumed the liabilities of the Prime Portfolio (the "Predecessor Portfolio") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Fund and STIC. All historical financial and other information contained in this Prospectus for periods prior to October 15, 1993 relating to the Portfolio (or a class thereof) is that of the Predecessor Portfolio (or the corresponding class thereof). Shares of common stock of the Fund are divided into twelve classes. Six classes, including the Class, represent interests in the Portfolio, and six classes represent interests in the Liquid Assets Portfolio. Each class of shares has a par value of $.001 per share. The other classes of the Fund may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Fund's other classes by contacting FMC.

  All shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The holders of shares of each portfolio have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus. In the event of liquidation or termination of the Fund, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Fund attributable or allocated to the respective portfolio based on the respective liquidation value of each portfolio. Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest. The Fund will not normally hold annual shareholders' meetings.

  There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional portfolios and classes of the Fund without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. A I M Fund Services, Inc., P.O. Box 4497, Houston, Texas 77210-4497, acts as transfer agent for the shares of the Class.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Fund and passes upon certain legal matters for the Fund.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 659-1005.

YEAR 2000 COMPLIANCE PROJECT

  In providing services to the Fund, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the Fund provide the Fund and its shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely (i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the Fund will not otherwise be adversely affected by the year 2000 issue.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. The Statement of Additional Information is attached as Appendix A to this Prospectus. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                 APPENDIX

                                      STATEMENT OF
                                      ADDITIONAL INFORMATION

                           SHORT-TERM INVESTMENTS CO.

                                PRIME PORTFOLIO
                            (CASH MANAGEMENT CLASS)
                             (INSTITUTIONAL CLASS)
                          (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)

                              (RESERVE CLASS)
                                (RESOURCE CLASS)

                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 659-1005

                                 ------------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF EACH

         OF THE ABOVE-NAMED CLASSES OF THE PRIME PORTFOLIO, COPIES
                      OF WHICH MAY BE OBTAINED BY WRITING
                  FUND MANAGEMENT COMPANY, 11 GREENWAY PLAZA,
                      SUITE 100, HOUSTON, TEXAS 77046-1173
                           OR CALLING (800) 659-1005

                                 ------------

        STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 18, 1998

    RELATING TO THE PROSPECTUS OF EACH OF THE FOLLOWING CLASSES OF THE PRIME
      PORTFOLIO: CASH MANAGEMENT CLASS PROSPECTUS DATED DECEMBER 18, 1998, INSTITUTIONAL CLASS PROSPECTUS DATED DECEMBER 18, 1998, PERSONAL INVESTMENT
 CLASS PROSPECTUS DATED DECEMBER 18, 1998, PRIVATE INVESTMENT CLASS PROSPECTUS DATED DECEMBER 18, 1998, RESERVE CLASS PROSPECTUS DATED DECEMBER 18, 1998 AND
             RESOURCE CLASS PROSPECTUS DATED DECEMBER 18, 1998

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
      Introduction.................................................... A-3
      General Information about the Fund.............................. A-3
        The Fund and Its Shares....................................... A-3
        Directors and Officers........................................ A-4
        Remuneration of Directors..................................... A-7
        AIM Funds Retirement Plan for Eligible Directors/Trustees..... A-8
        Deferred Compensation Agreements.............................. A-8
        Investment Advisor............................................ A-8
        Administrator................................................. A-10
        Expenses...................................................... A-10
        Transfer Agent and Custodian.................................. A-10
        Reports....................................................... A-11
        Fee Waivers................................................... A-11
        Principal Holders of Securities............................... A-12
        Prime Portfolio............................................... A-12
        Liquid Assets Portfolio....................................... A-14
      Purchases and Redemptions....................................... A-16
        Redemptions in Kind........................................... A-16
        Net Asset Value Determination................................. A-16
        Distribution Agreement........................................ A-16
        Distribution Plan............................................. A-17
        Banking Regulations........................................... A-17
        Performance Information....................................... A-17
      Investment Program and Restrictions............................. A-19
        Investment Program............................................ A-19
        Eligible Securities........................................... A-19
        Commercial Paper Ratings...................................... A-19
        Bond Ratings.................................................. A-20
        Investment Restrictions....................................... A-21
      Portfolio Transactions.......................................... A-22
        General Brokerage Policy...................................... A-22
        Allocation of Portfolio Transactions.......................... A-23
        Section 28(e) Standards....................................... A-23
      Tax Matters..................................................... A-24
        Qualification as a Regulated Investment Company............... A-24
        Excise Tax On Regulated Investment Companies.................. A-24
        Portfolio Distributions....................................... A-25
        Sale or Redemption of Shares.................................. A-25
        Foreign Shareholders.......................................... A-25
        Effect of Future Legislation; Local Tax Considerations........ A-26
      Financial Statements............................................   FS

                                  INTRODUCTION

  The Prime Portfolio (the "Portfolio") is an investment portfolio of Short-Term Investments Co. (the "Fund"), a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in the Cash Management Class Prospectus dated December 18, 1998, the Institutional Class Prospectus dated December 18, 1998, the Personal Investment Class Prospectus dated December 18, 1998, the Private Investment Class Prospectus dated December 18, 1998, the Reserve Class Prospectus dated December 18, 1998 and the Resource Class Prospectus dated December 18, 1998 (each a "Prospectus"). Additional copies of each Prospectus and this Statement of Additional Information may be obtained without charge by writing the distributor of the Portfolio's shares, Fund Management Company ("FMC"),
11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling
(800) 659-1005. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning each class of the Portfolio. Some of the information required to be in this Statement of Additional Information is also included in each Prospectus; thus, in order to avoid repetition, reference will be made to sections of the applicable Prospectus. Additionally, each Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from each Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                       GENERAL INFORMATION ABOUT THE FUND

THE FUND AND ITS SHARES

  The Fund is an open-end, diversified series management investment company which was organized as a corporation under the laws of the State of Maryland on May 3, 1993. On October 15, 1993, the Portfolio succeeded to the assets and assumed the liabilities of the Prime Portfolio (the "Predecessor Portfolio") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Fund and STIC. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to the Portfolio (or a class thereof) is that of the Predecessor Portfolio (or the corresponding class thereof). Shares of common stock of the Fund are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult each Prospectus under the captions "General Information" and "Redemption of Shares."

  The Fund offers on a continuous basis shares representing an interest in one of two portfolios: the Portfolio and the Liquid Assets Portfolio (together, the "Portfolios"). The Portfolio consists of the following six classes of shares:
Cash Management Class, Institutional Class, Personal Investment Class, Private Investment Class, the Reserve Class and the Resource Class. The Liquid Assets Portfolio consists of six classes of shares. Each class of shares has different shareholder qualifications and bears expenses differently. This Statement of Additional Information relates to each class of the Portfolio. The classes of the Liquid Assets Portfolio are offered pursuant to separate prospectuses and a separate statement of additional information.

  As used in each Prospectus, the term "majority of the outstanding shares" of the Fund, a particular portfolio or a particular class means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund, such portfolio or such class present at a meeting of the Fund's shareholders, if the holders of more than 50% of the outstanding shares of the Fund, such portfolio or such class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, such portfolio or such class.

  Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Fund voting together for election of directors can elect all of the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

  The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

  The Charter of the Fund authorizes the issuance of 60 billion shares with a par value of $.001 each, of which 25 billion shares represent an interest in the Liquid Assets Portfolio (or class thereof) and 25 billion shares represent an interest in the Portfolio (or class thereof). A share of a Portfolio (or class) represents an equal proportionate interest in such Portfolio (or class) with each other share of that Portfolio (or class) and is entitled to a proportionate interest in the dividends and distributions from that Portfolio (or class). Additional information concerning the rights of share ownership is set forth in each Prospectus.

  The assets received by the Fund for the issue or sale of shares of each of the Portfolios and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each of the Portfolios are segregated and are charged with the expenses with respect to that Portfolio and with a share of the general expenses of the Fund. While the expenses of the Fund are allocated to the separate books of account of each of the Portfolios, certain expenses may be legally chargeable against the assets of the entire Fund.

  The Charter provides that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Fund against any liability to the Fund or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Fund shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Fund shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law.

  As described in each Prospectus, the Fund will not normally hold annual shareholders' meetings. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors. Upon written request by ten or more shareholders who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

  Except as otherwise disclosed in each Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

DIRECTORS AND OFFICERS

  The directors and officers of the Fund and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


================================================================================
                            POSITIONS HELD      PRINCIPAL OCCUPATION DURING AT
  NAME, ADDRESS AND AGE     WITH REGISTRANT         LEAST THE PAST 5 YEARS
  ---------------------     ---------------     ------------------------------

--------------------------------------------------------------------------------
  *CHARLES T. BAUER (79) Director and Chairman Chairman of the Board of
                                               Directors, A I M Management
                                               Group Inc., A I M Advisors,
                                               Inc., A I M Capital Management,
                                               Inc., A I M Distributors, Inc.,
                                               A I M Fund Services, Inc. and
                                               Fund Management Company; and
                                               Vice Chairman and Director,
                                               AMVESCAP PLC.
================================================================================

------
* A director who is an "interested person" of the Fund and AIM as defined in the 1940 Act.

================================================================================
                                                        PRINCIPAL OCCUPATION
                                  POSITIONS HELD     DURING AT LEAST THE PAST 5
     NAME, ADDRESS AND AGE       WITH REGISTRANT                YEARS
     ---------------------       ---------------     --------------------------

-------------------------------------------------------------------------------
  BRUCE L. CROCKETT (54)             Director        Director, ACE Limited
  906 Frome Lane                                     (insurance company).
  McLean, VA 22102                                   Formerly, Director,
                                                     President and Chief
                                                     Executive Officer, COMSAT
                                                     Corporation; and Chairman,
                                                     Board of Governors of
                                                     INTELSAT (international
                                                     communications company).

-------------------------------------------------------------------------------
  OWEN DALY II, (74)                 Director        Director, Cortland Trust
  Six Blythewood Road                                Inc. (investment company).
  Baltimore, MD 21210                                Formerly, Director, CF & I
                                                     Steel Corp., Monumental
                                                     Life Insurance Company and
                                                     Monumental General
                                                     Insurance Company; and
                                                     Chairman of the Board of
                                                     Equitable Bancorporation.

-------------------------------------------------------------------------------
  EDWARD K. DUNN, JR. (63)           Director        Chairman of the Board of
  2 Hopkins Plaza, 20th Floor                        Directors, Mercantile
  Baltimore, MD 21201                                Mortgage Corp; Formerly,
                                                     Vice Chairman of the Board
                                                     of Directors and
                                                     President, Mercantile -
                                                     Safe Deposit & Trust Co.;
                                                     and President, Mercantile
                                                     Bankshares.

-------------------------------------------------------------------------------
  JACK M. FIELDS, (46)               Director        Chief Executive Officer,
  8810 Will Clayton Parkway                          Texana Global, Inc.
  Jetero Plaza, Suite E                              (foreign trading company)
  Humble, TX 77338                                   and Twenty First Century
                                                     Group, Inc. (a
                                                     governmental affairs
                                                     company). Formerly, Member
                                                     of the U.S. House of
                                                     Representatives.

-------------------------------------------------------------------------------
  **CARL FRISCHLING, (61)            Director        Partner, Kramer, Levin,
   919 Third Avenue                                  Naftalis & Frankel (law
   New York, NY 10022                                firm). Formerly, Partner,
                                                     Reid & Priest (law firm).

-------------------------------------------------------------------------------
  *ROBERT H. GRAHAM, (51)     Director and President Director, President and
                                                     Chief Executive Officer,
                                                     A I M Management Group
                                                     Inc.; Director and
                                                     President, A I M Advisors,
                                                     Inc.; Director and Senior
                                                     Vice President, A I M
                                                     Capital Management, Inc.,
                                                     A I M Distributors, Inc.,
                                                     A I M Fund Services, Inc.
                                                     and Fund Management
                                                     Company; and Director,
                                                     AMVESCAP PLC.

-------------------------------------------------------------------------------
  PREMA MATHAI-DAVIS (48)            Director        Chief Executive Officer,
  350 Fifth Avenue, Suite 301                        YWCA of the U.S.A.;
  New York, NY 10118                                 Commissioner, New York
                                                     City Department for the
                                                     Aging; and Member of the
                                                     Board of Directors,
                                                     Metropolitan
                                                     Transportation Authority
                                                     of New York State.

-------------------------------------------------------------------------------
  LEWIS F. PENNOCK, (56)             Director        Attorney in private
  6363 Woodway, Suite 825                            practice in Houston,
  Houston, TX 77057                                  Texas.

-------------------------------------------------------------------------------
  IAN W. ROBINSON, (75)              Director        Formerly, Executive Vice
  183 River Drive                                    President and Chief
  Tequesta, FL 33469                                 Financial Officer, Bell
                                                     Atlantic Management
                                                     Services, Inc. (provider
                                                     of centralized management
                                                     services to telephone
                                                     companies); Executive Vice
                                                     President, Bell Atlantic
                                                     Corporation (parent of
                                                     seven telephone
                                                     companies); and Vice
                                                     President and Chief
                                                     Financial Officer, Bell
                                                     Telephone Company of
                                                     Pennsylvania and Diamond
                                                     State Telephone Company.

-------------------------------------------------------------------------------
  LOUIS S. SKLAR, (59)               Director        Executive Vice President,
  Transco Tower, 50th Floor                          Development and
  2800 Post Oak Blvd.                                Operations, Hines
  Houston, TX 77056                                  Interests Limited
                                                     Partnership (real estate
                                                     development).
================================================================================

------
** A director who is an "interested person" of the Fund as defined in the 1940
   Act.
* A director who is an "interested person" of the Fund and AIM as defined in the 1940 Act.

================================================================================
                                POSITIONS HELD      PRINCIPAL OCCUPATION DURING
    NAME, ADDRESS AND AGE       WITH REGISTRANT      AT LEAST THE PAST 5 YEARS
    ---------------------       ---------------     ---------------------------

-------------------------------------------------------------------------------
  ***JOHN J. ARTHUR, (54)    Senior Vice President  Director, Senior Vice
                                 and Treasurer      President and Treasurer,
                                                    A I M Advisors, Inc.; and
                                                    Vice President and
                                                    Treasurer, A I M Management
                                                    Group Inc., A I M Capital
                                                    Management, Inc., A I M
                                                    Distributors, Inc., A I M
                                                    Fund Services, Inc. and
                                                    Fund Management Company.

-------------------------------------------------------------------------------
  GARY T. CRUM, (51)         Senior Vice President  Director and President,
                                                    A I M Capital Management,
                                                    Inc.; Director and Senior
                                                    Vice President, A I M
                                                    Management Group Inc. and
                                                    A I M Advisors, Inc.; and
                                                    Director, A I M
                                                    Distributors, Inc. and
                                                    AMVESCAP PLC.

-------------------------------------------------------------------------------
  ***CAROL F. RELIHAN, (44)  Senior Vice President  Director, Senior Vice
                                 and Secretary      President, General Counsel
                                                    and Secretary, A I M
                                                    Advisors, Inc.; Vice
                                                    President, General Counsel
                                                    and Secretary, A I M
                                                    Management Group Inc.;
                                                    Director, Vice President
                                                    and General Counsel, Fund
                                                    Management Company; General
                                                    Counsel and Vice President,
                                                    A I M Fund Services, Inc.;
                                                    and Vice President, A I M
                                                    Capital Management, Inc.,
                                                    and A I M Distributors,
                                                    Inc.

-------------------------------------------------------------------------------
  DANA R. SUTTON, (39)          Vice President      Vice President and Fund
                            and Assistant Treasurer Controller, A I M Advisors,
                                                    Inc.; and Assistant Vice
                                                    President and Assistant
                                                    Treasurer, Fund Management
                                                    Company.

-------------------------------------------------------------------------------
  MELVILLE B. COX, (55)         Vice President      Vice President and Chief
                                                    Compliance Officer, A I M
                                                    Advisors, Inc., A I M
                                                    Capital Management, Inc.,
                                                    A I M Distributors, Inc.,
                                                    A I M Fund Services, Inc.
                                                    and Fund Management
                                                    Company.

-------------------------------------------------------------------------------
  KAREN DUNN KELLEY, (38)       Vice President      Senior Vice President,
                                                    A I M Capital Management,
                                                    Inc.; and Vice President,
                                                    A I M Advisors, Inc.

-------------------------------------------------------------------------------
  J. ABBOTT SPRAGUE, (43)       Vice President      Director and President,
                                                    Fund Management Company;
                                                    Director, A I M Fund
                                                    Services, Inc.; and Senior
                                                    Vice President, A I M
                                                    Advisors, Inc. and A I M
                                                    Management Group Inc.
================================================================================

------
*** Mr. Arthur and Ms. Relihan are married to each other.

  The Board of Directors has an Audit Committee, an Investments Committee, and a Nominating and Compensation Committee.

  The members of the Audit Committee are Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson (Chairman) and Sklar. The Audit Committee is responsible for meeting with the Fund's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Fund's fund accounting or its internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such Committee.

  The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar (Chairman). The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such Committee.

  The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as the Fund maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, or considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such Committee.

  All of the Fund's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by A I M Advisors, Inc. ("AIM") or distributed and administered by FMC. Most of the Fund's executive officers hold similar offices with some or all of such investment companies.

REMUNERATION OF DIRECTORS

  Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. The directors of the Fund who do not serve as officers of the Fund are compensated for their services according to a fee schedule which recognizes the fact that they also serve as directors or trustees of certain other regulated investment companies managed, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

  Set forth below is information regarding compensation paid or accrued for each director of the Fund:

                                                     RETIREMENT       TOTAL
                                      AGGREGATE       BENEFITS     COMPENSATION
                                     COMPENSATION  ACCRUED BY ALL    FROM ALL
             DIRECTOR               FROM FUND (1)  AIM FUNDS (2)  AIM FUNDS (3)
             --------               -------------- -------------- --------------
Charles T. Bauer...................        -0-             -0-            -0-
Bruce L. Crockett..................     $8,165        $ 67,774       $ 84,000
Owen Daly II.......................      8,165         103,542         84,000
Edward K. Dunn, Jr.(4).............      3,816             -0-            -0-
Jack M. Fields.....................      8,165             -0-         70,500
Carl Frischling(5).................      8,165          96,520         84,000
Robert H. Graham...................        -0-             -0-            -0-
John F. Kroeger(6).................      7,821          94,132         82,500
Prema Mathai-Davis(4)..............        -0-             -0-            -0-
Lewis F. Pennock...................      8,165          55,777         84,000
Ian W. Robinson....................      8,029          85,912         84,000
Louis S. Sklar.....................      8,076          84,370         83,500

------

 (1) The total amount of compensation deferred by all Directors of the Fund during the fiscal year ended August 31, 1998, including interest earned thereon, was $42,336.

 (2) During the fiscal year ended August 31, 1998, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $77,780. Data reflects compensation earned for the calendar year ended December 31, 1997.

 (3) Each Director serves as a director or trustee of a total of 12 registered investment companies advised by AIM as of December 31, 1997 (comprised of over 50 portfolios). Data reflects total compensation for the calendar year ended December 31, 1997.

 (4) Mr. Dunn and Ms. Mathai-Davis were not serving as Directors during the calendar year ended December 31, 1997.

 (5) The Fund paid the law firm of Kramer, Levin, Naftalis & Frankel $19,923 in legal fees for services provided to the Fund during the fiscal year ended August 31, 1998. Mr. Frischling, a Director of the Fund, is a partner in such firm.

 (6) Mr. Kroeger resigned as a Director of the Fund on June 11, 1998 and on that date became a consultant to the Fund.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

  Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the applicable AIM Funds for such director during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the applicable AIM Funds and the director for the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

  Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming a specified level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, Sklar, and Ms. Mathai-Davis are 11, 11, 0, 1, 21, 20, 16, 11, 8 and 0 years, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

                      NUMBER OF
                       YEARS OF                   ANNUAL RETAINER
                     SERVICE WITH                   PAID BY ALL
                    THE AIM FUNDS                    AIM FUNDS
                    -------------                 ---------------
                                                      $90,000
                                                      -------
               10................................     $67,500
                9................................     $60,750
                8................................     $54,000
                7................................     $47,000
                6................................     $40,500
                5................................     $33,750

DEFERRED COMPENSATION AGREEMENTS

  Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors elected to defer receipt of 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally in equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Fund's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Fund. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

  During the fiscal year ended August 31, 1998, $36,460 in directors' fees and expenses were allocated to the Portfolio.

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the Portfolio's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement").

  AIM was organized in 1976 and, together with its subsidiaries, advises or manages over 90 investment company portfolios. AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. A I M Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Directors and Officers."

  AIM and the Fund have adopted a Code of Ethics which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and(iii) transactions involving securities being considered for investment by an AIM Fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. Any investment program undertaken by AIM will at all times be subject to the policies and control of the Fund's Board of Directors. AIM shall not be liable to the Fund or its shareholders for any act or omission by AIM or for any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  As compensation for its services, AIM receives a monthly fee which is calculated by applying the following annual rates to the average daily net assets of the Portfolio:

           NET ASSETS                                                  RATE
           ----------                                                  ----
      First $100 million.............................................. .20%
      Over $100 million to $200 million............................... .15%
      Over $200 million to $300 million............................... .10%
      Over $300 million to $1.5 billion............................... .06%
      Over $1.5 billion............................................... .05%

  The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.

  The Advisory Agreement provides that, upon the request of the Board of Directors, AIM may perform (or arrange for the performance of) certain additional services on behalf of the Portfolio which are not required by the Advisory Agreement. AIM may receive reimbursement or reasonable compensation for such additional services, as may be agreed upon by AIM and the Board of Directors, based upon a finding by the Board of Directors that the provision of such services would be in the best interest of the Portfolio and its shareholders. The Board of Directors has made such a finding and, accordingly, the Fund has entered into a master administrative services agreement under which AIM will provide the additional services described below under the caption "Administrator."

  Pursuant to the Advisory Agreement between the Fund and AIM currently in effect and under an investment advisory agreement in effect prior to February 28, 1997 which provided for the same level of compensation to AIM, AIM received fees from the Fund for the fiscal years ended August 31, 1998, 1997 and 1996, with respect to the Portfolio, in the amounts of $4,251,522, $4,007,070 and $3,007,431, respectively. During the fiscal years ended August 31, 1998, 1997 and 1996 AIM voluntarily waived no advisory fees with respect to the Portfolio.

  The Advisory Agreement will continue from year to year, provided that it is specifically approved at least annually by the Fund's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Fund or AIM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

ADMINISTRATOR

  AIM also acts as the Portfolio's administrator pursuant to a Master Administrative Services Agreement between AIM and the Fund (the "Administrative Services Agreement").

  Under the Administrative Services Agreement, AIM performs, or arranges for the performance of, accounting and other administrative services for the Portfolio which are not required to be performed by AIM under the Advisory Agreement. As full compensation for the performance of such services, AIM is reimbursed for any personnel and other costs (including applicable office space, facilities and equipment) of furnishing the services of a principal financial officer of the Fund and of persons working under his supervision for maintaining the financial accounts and books and records of the Fund, including calculation of the Portfolio's daily net asset value, and preparing tax returns and financial statements for the Portfolio. The method of calculating such reimbursements must be annually approved, and the amounts paid will be periodically reviewed, by the Fund's Board of Directors.

  Under the Administrative Services Agreement and under a prior administrative services agreement which provided for the same level of reimbursement to AIM, AIM was reimbursed for the fiscal years ended August 31, 1998, 1997 and 1996 in the amounts of $124,103, $114,738 and $126,321, respectively, for fund accounting services for the Portfolio.

EXPENSES

  Expenses of the Fund include, but are not limited to, fees paid to AIM under the Advisory Agreement the charges and expenses of any registrar, any custodian or depositary appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and shares with the SEC and various states and other jurisdictions (including filing and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of prospectuses, proxy statements and reports to shareholders; fees and travel expenses of directors and director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund or AIM, and of independent accountants in connection with any matter relating to the Fund, membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto). FMC bears the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of the Fund's shares.

  Expenses of the Fund which are not directly attributable to the operations of either of the Portfolios are prorated among all classes of the Fund. Expenses of the Fund except those listed in the next sentence are prorated among all classes of such Portfolios. Distribution and service fees, transfer agency fees and shareholder recordkeeping fees which are directly attributable to a specific class of shares are charged against the income available for distribution as dividends to the holders of such shares.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York ("BONY"), 90 Washington Street, 11th Floor, New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. BONY receives such compensation from the Fund for its services in such capacity as is agreed to from time to time by BONY and the Fund.

  A I M Fund Services, Inc. ("AFS"), a wholly owned subsidiary of AIM, P.O. Box 4497, Houston, Texas 77210-4497, serves as a transfer agent and dividend disbursing agent for the shares of all classes of the Portfolio and receives an annual fee from the Fund for its services in such capacity in the amount of 0.009% of average daily net assets of the Portfolio, payable monthly. Such compensation may be changed from time to time as is agreed to by AFS and the Fund.

REPORTS

  The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a schedule of investments held in the Portfolio and its financial statements. The annual financial statements are audited by the Fund's independent auditors. The Board of Directors has selected KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, as the independent auditors to audit the financial statements and review the tax returns of the Portfolio.

FEE WAIVERS

  AIM or its affiliates may, from time to time, agree to waive voluntarily all or any portion of its fees or reimburse the Portfolio for certain of its expenses. Such waivers or reimbursements may be discontinued at any time.

PRINCIPAL HOLDERS OF SECURITIES

PRIME PORTFOLIO

  To the best of the knowledge of the Fund, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Portfolio as of October 30, 1998, and the percentage of the Portfolio's outstanding shares owned by such shareholders as of such date are as follows:

                                                                PERCENT OWNED
                          NAME AND ADDRESS                            OF
                          OF RECORD OWNER                       RECORD ONLY (a)
                          ----------------                      ----------------
   CASH MANAGEMENT CLASS
   ---------------------
    THE BANK OF NEW YORK.........................................     23.08%
     One Wall Street, 5th Floor
     New York, NY 10286
    BOST & CO. FBO THE KWELM PARTNERSHIP.........................     17.38%
     P.O. Box 3198
     Pittsburgh, PA 15230
    CULLEN/FROST DISCOUNT BROKERS................................     11.20%
     P.O. Box 2358
     San Antonio, TX 78299
    OPPENHEIMER & CO.............................................      8.98%
     Oppenheimer Tower
     World Financial Tower
     New York, NY 10281
    IGT..........................................................      8.54%
     P.O. Box 10120
     Reno, NV 89502
    MELLON BANK NA...............................................      5.47%
     P.O. Box 710
     Pittsburgh, PA 15230
    FUND SERVICES ASSOCIATES.....................................      5.31%
     1875 Century Park East
     Los Angeles, CA 90067
   INSTITUTIONAL CLASS
   -------------------
    COMERICA BANK................................................      9.00%
     P.O. Box 75000
     Detroit, MI 48275-3455
    FIRST TRUST/VAR & CO.........................................      8.45%
     Funds Control Suite 0404
     180 East Fifth Street
     St. Paul, MN 55101
    WACHOVIA BANK AND TRUST NA TRUST OPERATIONS..................      7.13%
     P.O. Box 3075 Mc 31051
     Winston-Salem, NC 27150

------
 (a) The Fund has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.

                                                                   PERCENT
                          NAME AND ADDRESS                         OWNED OF
                          OF RECORD OWNER                       RECORD ONLY (a)
                          ----------------                      ----------------
    FROST NATIONAL BANK TX.......................................      7.01%
     P.O. Box 2479
     San Antonio, TX 78298
    TRUST COMPANY BANK...........................................      6.07%
     Center 3139
     P.O. Box 105504
     Atlanta, GA 30348
   PERSONAL INVESTMENT CLASS
   -------------------------
    THE BANK OF NEW YORK.........................................     58.93%
     4 Fisher Lane
     White Plains, NY 10603
    CULLEN/FROST DISCOUNT BROKERS................................     27.66%
     P.O. Box 2358
     San Antonio, TX 78299
   PRIVATE INVESTMENT CLASS
   ------------------------
    HUNTINGTON CAPITAL CORP .....................................     33.03%
     41 S. High Street, 9th Floor
     Columbus, OH 43287
    HARRIS TRUST & SAVINGS BANK..................................     18.27%
     111 West Monroe St.
     Lower Level East
     Chicago, IL 60690
    WORLD OMNI MASTER TRUST......................................     10.22%
     111 NW 12th Ave.
     Deerfield Beach, FL 33442
    FROST NATIONAL BANK TX.......................................      9.65%
     P.O. Box 2479
     San Antonio, TX 78298-2479
    FIRST TRUST..................................................     7.39%
     Funds Control, Suite 0404
     180 East Fifth St.
     St. Paul, MN 55101
   RESOURCE CLASS
   --------------
    FIRST UNION CAPITAL MARKETS..................................     41.26%
     8739 Research Drive
     capital markets
     Charlotte, NC 28262-0675
    HARRIS METHODIST HEALTH SYSTEM...............................     12.47%
     600 East Las Colinas Blvd Ste 1550
     Irving, TX 75039

                                                                  PERCENT
                         NAME AND ADDRESS                         OWNED OF
                          OF RECORD OWNER                      RECORD ONLY (a)
                         ----------------                      --------------
    MELLON BANK.................................................     12.46%
     P.O. Box 710
     Pittsburgh, PA 15230-0710
    HAMBRECHT & QUIST LLC.......................................      9.26%
     One Bush Street, 10th Floor
     San Francisco, CA 94104
    HAMBRECHT & QUIST LLC.......................................      8.12%
     230 Park Avenue Floor 19
     New York, NY 10169
    HARRIS METHODIST (TEXAS HEALTH RESOURCES)...................      7.40%
     600 East Las Colinas Blvd Ste 1550
     Irving, TX 75039

------

 (a) The Fund has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.

  AIM provided the initial capitalization for the Reserve Class of the Portfolio, and, accordingly, as of the date of this Statement of Additional Information, owned all the outstanding shares of such class. The Fund expects that the sale of shares of such class to the public pursuant to its Prospectus will promptly reduce the percentage of such shares owned by AIM to less than 1% of the total shares outstanding of such class.

LIQUID ASSETS PORTFOLIO

  To the best of the knowledge of the Fund, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Liquid Assets Portfolio as of October 30, 1998, and the percentage of the Liquid Assets Portfolio's outstanding shares owned by such shareholders as of such date are as follows:

                                                                   PERCENT
                          NAME AND ADDRESS                         OWNED OF
                          OF RECORD OWNER                       RECORD ONLY (a)
                          ----------------                      ----------------
   CASH MANAGEMENT CLASS
   ---------------------
    OPPENHEIMER & CO. ...........................................     29.32%
     World Financial Center
     New York, NY 10281
    HAMBRECHT & QUIST LLC........................................     11.24%
     1100 Newport Center Dr. 2nd Floor
     Newport Beach, CA 92660
    THE BANK OF NEW YORK.........................................      9.49%
     One Wall Street, 2nd Floor
     New York, NY 10286

------
 (a) The Fund has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.

                                                                   PERCENT
                          NAME AND ADDRESS                         OWNED OF
                          OF RECORD OWNER                       RECORD ONLY (a)
                          ----------------                      ----------------
    FUND SERVICES ASSOCIATES, INC................................      8.79%
     1875 Century Park East-Suite 1345
     Los Angeles, CA 90067
    EVEREN CLEARING CORP.........................................      8.27%
     111 East Kilbourn Ave.
     Milwaukee, WI 53202
    SOUTHWEST BANK OF TEXAS, N.A. 498A1..........................      7.35%
     4400 Post Oak Pkwy
     Houston, TX 77027
   INSTITUTIONAL CLASS
   -------------------
    STATE STREET BANK AND TRUST COMPANY..........................     17.22%
     108 Myrtle Street
     North Quincy, MA 02171
    BZW BARCLAYS GLOBAL INVESTORS, AS AGENT......................      8.05%
     980 9th St. Suite 600
     Sacramento, CA 95814
    COMERICA BANK................................................      6.96%
     P.O. Box 75000
     Detroit, MI 48275
    TRUST COMPANY BANK...........................................      5.40%
     P.O. Box 105504
     Atlanta, GA 30348
    PORTICO FUNDS................................................      5.35%
     777 E. Wisc. Ave.
     Milwaukee, WI 53202
   PRIVATE INVESTMENT CLASS
   ------------------------
    MELLON BANK..................................................     66.97%
     P.O. Box 710
     Pittsburgh, PA 15230-0710
    CENTRAL CAROLINA BANK AND TRUST CO...........................     14.99%
     111 Corcoran Street
     Durham, NC 27702
   RESOURCE CLASS
   --------------
    MORGAN STANLEY TRUST COMPANY.................................     98.55%
     1 Pierrepont Plaza
     Brooklyn, NY 11201

------
 (a) The Fund has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.

  AIM provided the initial capitalization for the Personal Investment Class and the Reserve Class of the Liquid Assets Portfolio and, accordingly, as of the date of this Statement of Additional Information, owned all the outstanding shares of each such class. The Fund expects that the sale of shares of such classes to the public pursuant to its Prospectus will promptly reduce the percentage of such shares owned by AIM to less than 1% of the total shares outstanding of each such class.

 To the best of the knowledge of the Fund, as of October 30, 1998, the directors and officers of the Fund as a group beneficially owned less than 1% of each class of either Portfolio's outstanding shares.

                           PURCHASES AND REDEMPTIONS

  A complete description of the manner by which shares of a particular class may be purchased, redeemed or exchanged appears in each Prospectus under the heading "Purchase of Shares."

  The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

  A "business day" of the Portfolio is any day on which commercial banks in the New York Federal Reserve district are open for business. The Portfolio, however, reserves the right to change the time for which purchase and redemption requests must be submitted to the Portfolio for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

REDEMPTIONS IN KIND

  The portfolio will not redeem shares representing an interest in the Portfolio in kind (i.e. by distributing its portfolio securities).

NET ASSET VALUE DETERMINATION

  Shares of each class of the Portfolio are sold at net asset value of such shares. Shareholders may at any time redeem all or a portion of their shares at net asset value. The investor's price for purchases and redemptions will be the net asset value next determined following the receipt of an order to purchase or a request to redeem shares.

  The valuation of the portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Portfolio is permitted in accordance with applicable rules and regulations of the SEC, including Rule 2a-7 under the 1940 Act, which require the Portfolio to adhere to certain conditions. These rules require that the Portfolio maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less and invest only in securities determined by the Board of Directors to be "Eligible Securities" and to present minimal credit risk to the Portfolio.

  The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Portfolio's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures include review of the Portfolio's holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Portfolio deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Portfolio's shares. In the event the Board of Directors determines that such a deviation exists, it will take such corrective action as the Board of Directors deems necessary and appropriate, including the sales of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

DISTRIBUTION AGREEMENT

  The Fund has entered into a Master Distribution Agreement (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of each class of the Portfolio. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. See "General Information about the Fund--Directors and Officers" and "General Information about the Fund -- Investment Advisor" for information as to the affiliation of certain directors and officers of the Fund with FMC, AIM and AIM Management.

  The Distribution Agreement provides that FMC has the exclusive right to distribute the shares of each class of the Portfolio either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Portfolio and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares of the Portfolio.

  The Distribution Agreement will continue from year to year provided that it is specifically approved at least annually by the Fund's Board of Directors and the affirmative vote of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Fund or FMC may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

DISTRIBUTION PLAN

  The Fund has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund may enter into Shareholder Service Agreements ("Service Agreements") with selected broker-dealers, banks, other financial institutions or their affiliates. Such firms may receive compensation from the Portfolio for servicing investors as beneficial owners of the shares of the Cash Management Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class of the Portfolio. These services may include among other things: (i) answering customer inquiries regarding the shares of these classes and the Portfolio;
(ii) assisting customers in changing dividend options, account designations and addresses; (iii) performing sub-accounting; (iv) establishing and maintaining shareholder accounts and records; (v) processing purchase and redemption transactions; (vi) automatic investment of customer cash accounting balances in shares of these classes; (vii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by such firm; (viii) arranging for bank wires; and (ix) such other services as the Fund may request on behalf of the shares of these classes, to the extent such firms are permitted to engage in such services by applicable statute, rule or regulation. The Plan may only be used for the purposes specified above and as stated in the Plan. Expenses may not be carried over from year to year.

  For the fiscal year ended August 31, 1998, FMC received compensation pursuant to the Plan in the amount of $719,155, or an amount equal to 0.08% of the average daily net assets of the Cash Management Class, $581,804, or an amount equal to 0.50% of the average daily net assets of the Personal Investment Class, $809,804, or an amount equal to 0.30% of the average daily net assets of the Private Investment Class, and $576,619, or an amount equal to 0.16% of the average daily net assets of the Resource Class. With respect to the Cash Management Class, $719,155 of such amount (or an amount equal to 0.08% of the average daily net assets of the class) was paid to dealers and financial institutions and $0 (or an amount equal to 0% of the average daily net assets of the class) was retained by FMC. With respect to the Personal Investment Class, $461,982 of such amount (or an amount equal to 0.40% of the average daily net assets of the class) was paid to dealers and financial institutions and $119,822 (or an amount equal to 0.10% of the average daily net assets of the class) was retained by FMC. With respect to the Private Investment Class, $692,373 of such amount (or an amount equal to 0.26% of the average daily net assets of the class) was paid to dealers and financial institutions and $117,431 (or an amount equal to 0.04% of the average daily net assets of the class) was retained by FMC. With respect to the Resource Class, $576,413 of such amount (or an amount equal to 0.16% of the average daily net assets of the class) was paid to dealers and financial institutions and $206 (or an amount equal to 0% of the average daily net assets of the class) was retained by FMC.

  During the fiscal years ended August 31, 1998, 1997 and 1996 AIM voluntarily waived fees with respect to the Portfolio in the amount of $1,154,715, $851,042 and $746,931, respectively.

  FMC is a wholly owned subsidiary of AIM, an indirect wholly owned subsidiary of AMVESCAP PLC. Charles T. Bauer, a Director and Chairman of the Fund and Robert H. Graham, a Director and President of the Fund, own shares of AMVESCAP PLC.

BANKING REGULATIONS

  The Glass-Steagall Act and other applicable laws or regulations, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the Fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to register as dealers pursuant to state law.

PERFORMANCE INFORMATION

  As stated under the caption "Yield Information" in each Prospectus, yield information for the shares of each class of the Portfolio may be obtained by calling the Fund at (800) 659-1005. The current yield quoted will be the net average annualized yield for an identified period, such as seven days or a month. Current yield will be computed by assuming that an account was established with a single share (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Fund may also furnish a quotation of effective yield for the Class that assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result.

  For the seven-day period ended August 31, 1998, the current yield and the effective yield (which assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the annualized current yield for the period) were 5.51% and 5.66%, for the Cash Management Class, were 5.59% and 5.74%, for the Institutional Class, were 5.09% and 5.22%, for the Personal Investment Class, were 5.29% and 5.43%, for the Private Investment Class and were 5.43% and 5.57%, for the Resource Class, respectively. These yields are quoted for illustration purposes only. The yields for any other seven-day period may be substantially different from the yields quoted above.

  The Portfolio may compare the performance of a particular class or the performance of securities in which it may invest to:

    . IBC/Donoghue's Money Fund Averages, which are average yields of various types of money market funds that include the effect of compounding distributions;

    . other mutual funds, especially those with similar investment objectives. These comparisons may be based on data published by IBC/Donoghue's Money Fund Report(R) of Holliston, Massachusetts or by Lipper Analytical Services, Inc., a widely recognized independent service located in Summit, New Jersey, which monitors the performance of mutual funds;

    . yields on other money market securities or averages of other money market securities as reported by the Federal Reserve Bulletin, by TeleRate, a financial information network, or by Bloomberg, a financial information firm; and

    . other fixed-income investments such as Certificates of Deposit ("CDs").

  The principal value and interest rate of CDs and money market securities are fixed at the time of purchase whereas the yield of a class will fluctuate. Unlike some CDs and certain other money market securities, money market mutual funds are not insured by the FDIC. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

  The Fund may reference the growth and variety of money market mutual funds and AIM's innovation and participation in the industry.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets of $1.5 billion as of the date of their most recently published financial statements. Accordingly, an investment in the Portfolio may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, the possible imposition of United Kingdom withholding taxes on interest income payable on Eurodollar CDs or Eurodollar time deposits, and the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on Eurodollar CDs and Eurodollar time deposits.

  Rule 2a-7 under the 1940 Act provides that a money market fund shall not invest more than 5% of its total assets in securities issued by a single issuer, provided that such a fund may invest more than 5% of its total assets in the First Tier securities of a single issuer for a period of up to 3 business days after the purchase thereof if the money market fund is a diversified investment company, provided further, that the fund may not make more than one investment in accordance with the foregoing proviso at any time. Under Rule 2a-7, for purposes of determining the percentage of a fund's total assets that are invested in securities of an issuer, a repurchase agreement shall be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is fully collateralized. To be fully collateralized, the collateral must, among other things, consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs. The term "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Portfolio acquires the security, that NRSRO.

  The Portfolio may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

ELIGIBLE SECURITIES

  The Fund will invest in "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, which the Fund's Board of Directors has determined to present minimal credit risk.

COMMERCIAL PAPER RATINGS

  The following is a description of the factors underlying the commercial paper ratings of Moody's Investors Service ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch Investors Service, Inc. ("Fitch").

  MOODY'S--The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.

  S&P--Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

  FITCH--Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows:

                                      F-1

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      F-2

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1."

                             PLUS(+) AND MINUS (-)

  Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

                                      LOC

  The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

BOND RATINGS

  The following is a description of the factors underlying the bond ratings of Moody's, S&P and Fitch.

  MOODY'S--The following are the two highest bond ratings of Moody's.

                                      Aaa

  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

  S&P--The following are the two highest bond ratings of S&P.

                                      AAA

  Bonds rated AAA are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market values of bonds rated AAA move with interest rates, and hence provide the maximum safety on all counts.

                                       AA

  Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

  FITCH--Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

                                      AAA

  Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

  Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1."

INVESTMENT RESTRICTIONS

  As a matter of fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio (as that term is defined under "General Information about the Fund-- The Fund and its Shares"), the Portfolio may not:

    (1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments, such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

    (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

    (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities, provided that the Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

    (4) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and except for reverse repurchase agreements and then only in an amount up to 33 1/3% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement;

    (5) make loans of money or securities other than (a) through the purchase of debt securities in accordance with the Portfolio's investment program,
  (b) by entering into repurchase agreements and (c) by lending portfolio securities to the extent permitted by law or regulation;

    (6) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting;

    (7) invest in real estate, except that the Portfolio may purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein;

    (8) purchase or sell commodities or commodity futures contracts, purchase securities on margin, make short sales or invest in puts or calls; or

    (9) invest in any obligation not payable as to principal and interest in United States currency.

  The following investment policy is not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval. The Portfolio does not intend to invest in companies for the purpose of exercising control or management, except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                             PORTFOLIO TRANSACTIONS

GENERAL BROKERAGE POLICY

  AIM makes decisions to buy and sell securities for the Portfolio, selects broker-dealers, effects the Portfolio's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate (as applicable). While AIM seeks reasonable competitive commission rates, the Portfolio may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

  In the event the Portfolio purchases securities traded in over-the-counter markets, the Portfolio deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

  AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Portfolio) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Portfolio and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Portfolio and of the other AIM Funds. In connection with
(3) above, the Portfolio's trades may be executed directly by dealers which sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

  AIM will seek, whenever possible, to recapture for the benefit of a Portfolio any commissions, fees, brokerage or similar payments paid by the Portfolio on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of the Portfolio's securities in a tender or exchange offer.

  The Portfolio may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Portfolio provided the conditions of an exemptive order received by the Portfolio from the SEC are met. In addition, the Portfolio may purchase or sell a security from or to another AIM Fund provided the Portfolio follows procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

  The Portfolio does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The amortized cost method of valuing portfolio securities requires that the Portfolio maintain an average weighted portfolio maturity of ninety days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Portfolio. The Portfolio's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

ALLOCATION OF PORTFOLIO TRANSACTIONS

  AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Portfolio. Occasionally, identical securities will be appropriate for investment by the Portfolio and by another fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Portfolio and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Portfolio's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

  Sometimes the procedure for all allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the Portfolio. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

  Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

  Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Fund's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally or in written form. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

  The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Portfolio. However, the Portfolio is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

  In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Portfolio is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

  Under the 1940 Act, certain persons affiliated with the Fund are prohibited from dealing with the Portfolios as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Furthermore, the 1940 Act prohibits the Fund from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Fund are members except in accordance with certain conditions. These conditions may restrict the ability of the Portfolio to purchase money market obligations being publicly underwritten by such a syndicate, and the Portfolio may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Fund may, from time to time, serve as placement agent or financial advisor to an issuer of money market obligations and be paid a fee by such issuer. The Portfolio may purchase such money market obligations directly from the issuer, provided that the purchase made in accordance with procedures adopted by the Fund's Board of Directors and any such purchases are reviewed at least quarterly by the Fund's Board of Directors and a determination is made that all such purchases were effect in compliance with such procedures, including a determination that the placement fee or other remuneration paid by the issuer to the person affiliated with the Fund was fair and reasonable in relation to the fees charged by others performing similar services. During the fiscal year ended August 31, 1998, no securities or instruments were purchased by the Portfolio from issuers who paid placement fees or other compensation to a broker affiliated with the Portfolio.

                                  TAX MATTERS

  The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in each Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in each Prospectus is not intended as a substitute for careful planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

  The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and can therefore satisfy the Distribution Requirement.

  In addition to satisfying the Distribution Requirement, a regulated investment company (1) must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) must satisfy an asset diversification test in order to qualify for tax purposes as a regulated investment company (the "Asset Diversification Test"). Under the Asset Diversification Test, at the close of each quarter of a fund's taxable year, at least 50% of the value of a fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a fund has not invested more than 5% of the value of a fund's total assets in securities of such issuer and as to which a fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any other issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which a fund controls and which are engaged in the same or similar trades or businesses.

  If, for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

  The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

PORTFOLIO DISTRIBUTIONS

  The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations.

  Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a class of the Portfolio. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

  Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

  The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the ordinary income dividends and capital gain dividends and, in certain cases, the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

  A shareholder will recognize gain or loss on the sale or redemption of shares of a class in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the class within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a class will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares.

FOREIGN SHAREHOLDERS

  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

  If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and distributions (other than capital gains dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend or distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a class, capital gain dividends and amounts retained by the Portfolio that are designated as undistributed capital gains.

  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

  In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Portfolio with proper notification of their foreign status.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on December 18, 1998. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             FINANCIAL STATEMENTS

                                       FS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Short-Term Investments Co.:

We have audited the accompanying statement of assets and liabilities of the Prime Portfolio (a series portfolio of Short-Term Investments Co.), including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period June 30, 1994 (date sales commenced for the Cash Management Class) through August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Portfolio as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period June 30, 1994 (date sales commenced for the Cash Management Class) through August 31, 1994, in conformity with generally accepted accounting principles.

                                 KPMG Peat Marwick LLP

Houston, Texas
October 2, 1998

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Short-Term Investments Co.:

We have audited the accompanying statement of assets and liabilities of the Prime Portfolio (a series portfolio of Short-Term Investments Co.), including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Portfolio as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                 KPMG Peat Marwick LLP

Houston, Texas
October 2, 1998

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Short-Term Investments Co.:

We have audited the accompanying statement of assets and liabilities of the Prime Portfolio (a series portfolio of Short-Term Investments Co.), including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Portfolio as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                 KPMG Peat Marwick LLP

Houston, Texas

October 9, 1998

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Short-Term Investments Co.:

We have audited the accompanying statement of assets and liabilities of the Prime Portfolio (a series portfolio of Short-Term Investments Co.), including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Portfolio as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                 KPMG Peat Marwick LLP

Houston, Texas

October 9, 1998

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Short-Term Investments Co.:

We have audited the accompanying statement of assets and liabilities of the Prime Portfolio (a series portfolio of Short-Term Investments Co.), including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period January 16, 1996 (date sales commenced for the Resource Class) through August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Portfolio as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period January 16, 1996 (date sales commenced for the Resource Class) through August 31, 1996, in conformity with generally accepted accounting principles.

                                 KPMG Peat Marwick LLP

Houston, Texas
October 2, 1998

SCHEDULE OF INVESTMENTS
August 31, 1998

                                                   PAR
                                      MATURITY    (000)         VALUE
COMMERCIAL PAPER - 76.64%/(a)/
BASIC INDUSTRIES - 5.65%
CHEMICALS - 5.02%
Bayer Corp.
5.50%                                 09/29/98 $     25,000 $   24,893,055
--------------------------------------------------------------------------
5.51%                                 10/06/98       47,600     47,345,009
--------------------------------------------------------------------------
Du Pont (E.I.) de Nemours and Co.
5.51%                                 09/02/98       25,000     24,996,174
--------------------------------------------------------------------------
5.54%                                 09/03/98       30,470     30,460,622
--------------------------------------------------------------------------
5.51%                                 09/04/98       21,585     21,575,089
--------------------------------------------------------------------------
5.51%                                 09/11/98       30,000     29,954,083
--------------------------------------------------------------------------
5.52%                                 09/24/98       50,000     49,823,667
--------------------------------------------------------------------------
5.50%                                 09/29/98       25,000     24,893,055
--------------------------------------------------------------------------
5.51%                                 09/29/98       22,000     21,905,718
--------------------------------------------------------------------------
5.51%                                 10/02/98       25,000     24,881,382
--------------------------------------------------------------------------
5.51%                                 10/08/98       22,000     21,875,413
--------------------------------------------------------------------------
5.50%                                 10/22/98       25,000     24,805,208
--------------------------------------------------------------------------
Henkel Corp.
5.51%                                 09/21/98       25,000     24,923,472
--------------------------------------------------------------------------
5.51%                                 09/29/98       21,000     20,910,003
--------------------------------------------------------------------------
                                                               393,241,950
--------------------------------------------------------------------------
METAL MINING - 0.63%
Rio Tinto America, Inc.
5.51%                                 09/21/98       50,000     49,846,945
--------------------------------------------------------------------------
   Total Basic Industries                                      443,088,895
--------------------------------------------------------------------------
CAPITAL GOODS - 2.46%
COMPUTERS & OFFICE EQUIPMENT - 1.79%
Electronic Data Systems Corp.
5.51%                                 09/09/98       25,000     24,969,389
--------------------------------------------------------------------------
5.52%                                 09/22/98       26,000     25,916,280
--------------------------------------------------------------------------
Xerox Credit Corp.
5.50%                                 09/24/98       40,000     39,859,444
--------------------------------------------------------------------------
5.50%                                 09/30/98       50,000     49,778,472
--------------------------------------------------------------------------
                                                               140,523,585
--------------------------------------------------------------------------
MACHINERY - 0.67%
Dover Corp.
5.52%                                 09/10/98       23,000     22,968,260
--------------------------------------------------------------------------
5.52%                                 09/16/98       29,500     29,432,150
--------------------------------------------------------------------------
                                                                52,400,410
--------------------------------------------------------------------------
   Total Capital Goods                                         192,923,995
--------------------------------------------------------------------------

                                              PAR
                                 MATURITY    (000)        VALUE
CONSUMER DURABLES - 3.10%
AUTOMOBILE - 3.10%
Ford Motor Credit Co.
5.50%                            09/14/98 $    50,000 $   49,900,695
--------------------------------------------------------------------
5.52%                            10/06/98      30,000     29,839,000
--------------------------------------------------------------------
5.52%                            10/07/98      50,000     49,724,000
--------------------------------------------------------------------
General Motors Acceptance Corp.
5.52%                            10/13/98      40,000     39,742,400
--------------------------------------------------------------------
Toyota Motor Credit Corp.
5.49%                            09/28/98      44,000     43,818,830
--------------------------------------------------------------------
5.52%                            09/30/98      30,000     29,866,600
--------------------------------------------------------------------
   Total Consumer Durables                               242,891,525
--------------------------------------------------------------------
CONSUMER NONDURABLES - 4.32%
BEVERAGES - 0.38%
Coca-Cola Co. (The)
5.52%                            09/14/98      30,000     29,940,200
--------------------------------------------------------------------
DRUGS - 1.13%
Abbott Laboratories
5.50%                            09/23/98      66,000     65,778,166
--------------------------------------------------------------------
Novartis Finance Corp.
5.505%                           09/01/98      23,000     23,000,000
--------------------------------------------------------------------
                                                          88,778,166
--------------------------------------------------------------------
FOOD PROCESSING - 1.29%
Campbell Soup Co.
5.50%                            09/17/98      20,000     19,951,111
--------------------------------------------------------------------
Heinz (H.J.) Co.
5.51%                            09/10/98      50,000     49,931,125
--------------------------------------------------------------------
Sara Lee Corp.
5.49%                            09/23/98      31,000     30,895,995
--------------------------------------------------------------------
                                                         100,778,231
--------------------------------------------------------------------
MULTIPLE INDUSTRY - 1.52%
PepsiCo, Inc.
5.49%                            09/30/98      40,000     39,823,100
--------------------------------------------------------------------
5.49%                            10/09/98      40,000     39,768,200
--------------------------------------------------------------------
5.50%                            10/09/98      40,000     39,767,778
--------------------------------------------------------------------
                                                         119,359,078
--------------------------------------------------------------------
   Total Consumer Nondurables                            338,855,675
--------------------------------------------------------------------

                                                     PAR
                                        MATURITY    (000)        VALUE
ENERGY - 1.36%
OIL & GAS - 1.36%
Exxon Imperial U.S., Inc.
5.50%                                   09/16/98 $    25,000 $   24,942,708
---------------------------------------------------------------------------
5.49%                                   10/02/98      31,700     31,550,138
---------------------------------------------------------------------------
Koch Industries, Inc.
5.50%                                   09/30/98      50,000     49,778,472
---------------------------------------------------------------------------
   Total Energy                                                 106,271,318
---------------------------------------------------------------------------
FINANCIAL - 59.75%
ASSET-BACKED SECURITIES - 47.37%
Asset Securitization Cooperative Corp.
5.53%                                   09/25/98      25,000     24,907,833
---------------------------------------------------------------------------
5.54%                                   09/28/98      50,000     49,792,250
---------------------------------------------------------------------------
5.52%                                   09/29/98      40,000     39,828,267
---------------------------------------------------------------------------
5.53%                                   09/29/98      77,000     76,668,815
---------------------------------------------------------------------------
5.55%                                   10/01/98      50,000     49,768,750
---------------------------------------------------------------------------
Centric Capital Corp.
5.54%                                   09/03/98      20,000     19,993,845
---------------------------------------------------------------------------
5.53%                                   09/14/98      25,000     24,950,076
---------------------------------------------------------------------------
5.52%                                   09/18/98      75,000     74,804,500
---------------------------------------------------------------------------
5.53%                                   09/21/98      33,887     33,782,892
---------------------------------------------------------------------------
5.54%                                   09/28/98      21,000     20,912,745
---------------------------------------------------------------------------
5.53%                                   09/29/98      28,500     28,377,418
---------------------------------------------------------------------------
5.54%                                   10/07/98      30,000     29,833,800
---------------------------------------------------------------------------
5.54%                                   10/16/98      25,000     24,826,875
---------------------------------------------------------------------------
Ciesco, L.P.
5.52%                                   09/24/98      25,000     24,911,833
---------------------------------------------------------------------------
Clipper Receivables Corp.
5.52%                                   09/01/98      50,000     50,000,000
---------------------------------------------------------------------------
5.52%                                   09/03/98      50,000     49,984,667
---------------------------------------------------------------------------
5.53%                                   09/16/98      40,000     39,907,833
---------------------------------------------------------------------------
5.52%                                   09/22/98      50,000     49,839,000
---------------------------------------------------------------------------
5.53%                                   10/01/98      50,000     49,769,583
---------------------------------------------------------------------------
5.52%                                   10/06/98      25,000     24,865,833
---------------------------------------------------------------------------
5.52%                                   10/08/98      37,346     37,134,124
---------------------------------------------------------------------------
5.52%                                   10/09/98      35,000     34,796,067
---------------------------------------------------------------------------

                                                    PAR
                                       MATURITY    (000)         VALUE
FINANCIAL - (continued)
ASSET-BACKED SECURITIES - (CONTINUED)
Corporate Asset Funding Co., Inc.
5.50%                                  09/04/98 $     50,000 $   49,977,083
---------------------------------------------------------------------------
5.53%                                  09/23/98       50,000     49,831,028
---------------------------------------------------------------------------
5.52%                                  10/07/98       25,000     24,862,000
---------------------------------------------------------------------------
5.53%                                  10/16/98       50,000     49,654,375
---------------------------------------------------------------------------
Delaware Funding Corp.
5.52%                                  09/03/98       80,000     79,975,467
---------------------------------------------------------------------------
5.52%                                  09/04/98       40,000     39,981,600
---------------------------------------------------------------------------
5.55%                                  09/11/98       25,000     24,961,458
---------------------------------------------------------------------------
5.52%                                  09/15/98       48,445     48,341,005
---------------------------------------------------------------------------
5.54%                                  09/15/98       40,000     39,913,822
---------------------------------------------------------------------------
5.53%                                  09/18/98       23,202     23,141,411
---------------------------------------------------------------------------
5.52%                                  09/24/98       45,733     45,571,715
---------------------------------------------------------------------------
Edison Asset Securitization, L.L.C.
5.53%                                  09/03/98       28,979     28,970,097
---------------------------------------------------------------------------
5.53%                                  09/08/98       50,000     49,946,236
---------------------------------------------------------------------------
5.53%                                  09/11/98       20,000     19,969,278
---------------------------------------------------------------------------
5.53%                                  09/18/98       30,000     29,921,658
---------------------------------------------------------------------------
5.54%                                  10/05/98       39,000     38,795,943
---------------------------------------------------------------------------
5.53%                                  10/13/98       30,000     29,806,450
---------------------------------------------------------------------------
5.54%                                  10/16/98       18,725     18,595,329
---------------------------------------------------------------------------
5.52%                                  10/23/98       43,933     43,582,708
---------------------------------------------------------------------------
Falcon Asset Securitization Corp.
5.53%                                  09/11/98       25,000     24,961,597
---------------------------------------------------------------------------
5.53%                                  09/14/98       35,000     34,930,107
---------------------------------------------------------------------------
5.53%                                  10/20/98       34,725     34,463,627
---------------------------------------------------------------------------
5.53%                                  10/26/98       20,000     19,831,028
---------------------------------------------------------------------------
Fleet Funding Corp.
5.53%                                  09/01/98       62,933     62,933,000
---------------------------------------------------------------------------
5.53%                                  09/09/98       44,578     44,523,218
---------------------------------------------------------------------------
5.55%                                  09/09/98       74,271     74,179,400
---------------------------------------------------------------------------
5.55%                                  09/14/98       22,805     22,759,295
---------------------------------------------------------------------------
5.52%                                  09/17/98       25,000     24,938,667
---------------------------------------------------------------------------
5.53%                                  09/17/98       40,000     39,901,689
---------------------------------------------------------------------------
5.52%                                  10/02/98       30,000     29,857,400
---------------------------------------------------------------------------
5.52%                                  10/21/98       32,011     31,765,582
---------------------------------------------------------------------------

                                                    PAR
                                       MATURITY    (000)         VALUE
FINANCIAL - (continued)
ASSET-BACKED SECURITIES - (CONTINUED)
Monte Rosa Capital Corp.
5.53%                                  09/03/98 $     23,662 $   23,654,731
---------------------------------------------------------------------------
5.53%                                  09/08/98       25,617     25,589,455
---------------------------------------------------------------------------
5.53%                                  09/11/98       30,000     29,953,917
---------------------------------------------------------------------------
5.54%                                  09/25/98       33,227     33,104,282
---------------------------------------------------------------------------
5.54%                                  10/14/98       86,000     85,430,919
---------------------------------------------------------------------------
5.53%                                  10/14/98       34,388     34,160,858
---------------------------------------------------------------------------
5.53%                                  10/15/98       36,100     35,856,004
---------------------------------------------------------------------------
5.54%                                  10/16/98       50,000     49,653,750
---------------------------------------------------------------------------
5.53%                                  10/23/98       20,000     19,840,244
---------------------------------------------------------------------------
5.55%                                  10/23/98       38,444     38,135,807
---------------------------------------------------------------------------
Preferred Receivables Funding Corp.
5.55%                                  09/10/98       50,000     49,930,625
---------------------------------------------------------------------------
5.53%                                  09/18/98       30,000     29,921,658
---------------------------------------------------------------------------
5.52%                                  09/30/98       25,000     24,888,833
---------------------------------------------------------------------------
5.56%                                  10/02/98       39,650     39,460,165
---------------------------------------------------------------------------
Quincy Capital Corp.
5.53%                                  09/14/98       40,000     39,920,122
---------------------------------------------------------------------------
5.53%                                  09/17/98       40,000     39,901,689
---------------------------------------------------------------------------
5.53%                                  09/18/98       30,000     29,921,658
---------------------------------------------------------------------------
5.54%                                  09/18/98       25,000     24,934,597
---------------------------------------------------------------------------
5.54%                                  10/09/98       40,000     39,766,089
---------------------------------------------------------------------------
Receivables Capital Corp.
5.53%                                  09/11/98       36,130     36,074,500
---------------------------------------------------------------------------
5.54%                                  09/15/98       30,075     30,010,205
---------------------------------------------------------------------------
5.53%                                  10/09/98       40,000     39,766,511
---------------------------------------------------------------------------
5.53%                                  10/16/98       37,183     36,925,972
---------------------------------------------------------------------------
Riverwoods Funding Corp.
5.55%                                  09/01/98       25,000     25,000,000
---------------------------------------------------------------------------
5.52%                                  09/08/98       35,000     34,962,434
---------------------------------------------------------------------------
5.52%                                  09/16/98       30,000     29,931,000
---------------------------------------------------------------------------
5.53%                                  09/17/98       40,000     39,901,689
---------------------------------------------------------------------------
5.51%                                  10/14/98       30,000     29,802,558
---------------------------------------------------------------------------

                                                      PAR
                                         MATURITY    (000)         VALUE
FINANCIAL - (continued)
ASSET-BACKED SECURITIES - (CONTINUED)
Sheffield Receivables Corp.
5.57%                                    09/02/98 $     20,000 $   19,996,905
-----------------------------------------------------------------------------
5.545%                                   09/22/98       25,000     24,919,135
-----------------------------------------------------------------------------
5.54%                                    09/23/98       25,000     24,915,361
-----------------------------------------------------------------------------
5.54%                                    09/25/98       75,000     74,723,000
-----------------------------------------------------------------------------
5.56%                                    09/25/98       35,000     34,870,267
-----------------------------------------------------------------------------
5.565%                                   09/28/98       40,000     39,833,050
-----------------------------------------------------------------------------
5.55%                                    09/28/98       44,609     44,423,315
-----------------------------------------------------------------------------
5.54%                                    10/23/98       25,630     25,424,903
-----------------------------------------------------------------------------
Variable Funding Capital
5.54%                                    10/05/98       40,000     39,790,711
-----------------------------------------------------------------------------
5.53%                                    10/08/98       30,000     29,829,492
-----------------------------------------------------------------------------
5.54%                                    10/08/98       40,000     39,772,245
-----------------------------------------------------------------------------
5.54%                                    10/13/98       50,000     49,676,833
-----------------------------------------------------------------------------
5.52%                                    10/15/98       50,000     49,662,667
-----------------------------------------------------------------------------
5.53%                                    10/15/98       50,000     49,662,056
-----------------------------------------------------------------------------
5.54%                                    10/15/98       50,000     49,661,444
-----------------------------------------------------------------------------
5.52%                                    10/21/98       40,000     39,693,333
-----------------------------------------------------------------------------
5.53%                                    10/22/98       40,000     39,686,633
-----------------------------------------------------------------------------
                                                                3,713,441,901
-----------------------------------------------------------------------------
BROKERAGE/INVESTMENTS - 8.91%
Bear, Stearns & Co. Inc.
5.53%                                    09/28/98       40,000     39,834,100
-----------------------------------------------------------------------------
Credit Suisse First Boston Corp.
5.52%                                    09/02/98       30,000     29,995,400
-----------------------------------------------------------------------------
5.53%                                    09/09/98       50,000     49,938,556
-----------------------------------------------------------------------------
5.52%                                    09/10/98       40,000     39,944,800
-----------------------------------------------------------------------------
5.52%                                    10/19/98       25,000     24,816,000
-----------------------------------------------------------------------------
Merrill Lynch & Co. Inc.
5.52%                                    09/04/98       50,000     49,977,000
-----------------------------------------------------------------------------
5.52%                                    09/08/98       35,000     34,962,434
-----------------------------------------------------------------------------
5.53%                                    09/16/98       40,000     39,907,833
-----------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover &
 Co.
5.50%                                    09/09/98       40,000     39,951,111
-----------------------------------------------------------------------------
5.51%                                    09/15/98       50,000     49,892,861
-----------------------------------------------------------------------------
5.51%                                    09/17/98       50,000     49,877,556
-----------------------------------------------------------------------------

                                                  PAR
                                     MATURITY    (000)         VALUE
FINANCIAL - (continued)
BROKERAGE/INVESTMENTS - (CONTINUED)
Salomon Smith Barney Holdings Inc.
5.53%                                09/02/98 $     80,000 $   79,987,711
-------------------------------------------------------------------------
5.53%                                09/08/98       50,000     49,946,236
-------------------------------------------------------------------------
5.53%                                09/10/98       50,000     49,930,875
-------------------------------------------------------------------------
5.53%                                10/07/98       30,000     29,834,100
-------------------------------------------------------------------------
5.53%                                10/13/98       40,000     39,741,933
-------------------------------------------------------------------------
                                                              698,538,506
-------------------------------------------------------------------------
INSURANCE (LIFE) - 1.24%
Metlife Funding, Inc.
5.505%                               09/11/98       19,900     19,869,569
-------------------------------------------------------------------------
5.51%                                09/22/98       24,637     24,557,813
-------------------------------------------------------------------------
5.52%                                09/22/98       28,419     28,327,491
-------------------------------------------------------------------------
Prudential Funding Corp.
5.53%                                09/08/98       25,000     24,973,118
-------------------------------------------------------------------------
                                                               97,727,991
-------------------------------------------------------------------------
PERSONAL CREDIT - 0.64%
Associates Corp. of North America
5.53%                                09/24/98       50,000     49,823,347
-------------------------------------------------------------------------
MISCELLANEOUS - 0.57%
AIG Funding, Inc.
5.50%                                09/21/98       25,000     24,923,612
-------------------------------------------------------------------------
USAA Capital Corporation
5.50%                                09/14/98       20,000     19,960,278
-------------------------------------------------------------------------
                                                               44,883,890
-------------------------------------------------------------------------
MULTIPLE INDUSTRY - 1.02%
American Express Co.
5.52%                                09/30/98       30,000     29,866,601
-------------------------------------------------------------------------
General Electric Capital Corp.
5.52%                                09/15/98       50,000     49,892,667
-------------------------------------------------------------------------
                                                               79,759,268
-------------------------------------------------------------------------
   Total Financial                                          4,684,174,903
-------------------------------------------------------------------------
   Total Commercial Paper (Cost -
     $6,008,206,311)                                        6,008,206,311
-------------------------------------------------------------------------

                                                      PAR
                                           MATURITY  (000)       VALUE
BANK NOTES - 0.32%
First National Bank, Chicago
5.545% (Cost - $25,000,000)                09/30/98 $ 25,000 $   25,000,000
-------------------------------------------------------------------------------
MASTER NOTE AGREEMENTS - 3.98%
Goldman Sachs Group, L.P.
5.656%/(b)/                                10/19/98   42,500     42,500,000
-------------------------------------------------------------------------------
Merrill Lynch Mortgage Capital Inc.
6.093%/(c)/                                08/17/99  205,500    205,500,000
-------------------------------------------------------------------------------
Morgan (J.P.) Securities Inc.
5.883%/(b)/                                10/05/98   64,000     64,000,000
-------------------------------------------------------------------------------
   Total Master Note Agreements (Cost -
     $312,000,000)                                              312,000,000
-------------------------------------------------------------------------------
   Total Investments (excluding Repurchase
    Agreements)                                               6,345,206,311
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 19.50%/(d)/
B.T. Securities Corp.
5.80%/(e)/                                      --   142,000    142,000,000
-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.
5.82%/(f)/                                      --   170,000    170,000,000
-------------------------------------------------------------------------------
5.80%/(g)/                                      --    50,000     50,000,000
-------------------------------------------------------------------------------
Chase Securities, Inc.
5.82%/(h)/                                 09/01/98  200,000    200,000,000
-------------------------------------------------------------------------------
CIBC Oppenheimer Corp.
5.82%/(i)/                                      --   300,000    300,000,000
-------------------------------------------------------------------------------
Salomon Smith Barney Inc.
5.82%/(j)/                                      --   400,000    400,000,000
-------------------------------------------------------------------------------
Warburg Dillon Read LLC
5.79%/(k)/                                 09/01/98  266,626    266,625,545
-------------------------------------------------------------------------------
   Total Repurchase Agreements (Cost -
     $1,528,625,545)                                          1,528,625,545
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.44%                                   7,873,831,856/(l)/
-------------------------------------------------------------------------------
OTHER LIABILITIES LESS ASSETS - (0.44%)                         (34,534,013)
-------------------------------------------------------------------------------
NET ASSETS - 100.00%                                         $7,839,297,843
-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:
/(a)/ Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Portfolio.
/(b)/ The Portfolio may demand prepayment of notes purchased under the Master
      Note Purchase Agreement upon seven business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 08/31/98.
/(c)/ The Portfolio may demand prepayment of notes purchased under the Master
      Note Purchase Agreement upon two business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 08/31/98.

/(d)/ Collateral on repurchase agreements, including the Portfolio's pro-rata interest in joint repurchase agreements, is taken into possession by the Portfolio upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
/(e)/ Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $392,000,000 U.S. Government obligations, 0% to 8.875% due 08/15/99 to 02/15/19 with an aggregate market value at 08/31/98 of $402,895,145.
/(f)/ Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $403,989,517 U.S. Government obligations, 0% to 9.00% due 01/01/01 to 09/01/33 with an aggregate market value at 08/31/98 of $206,156,630.
/(g)/ Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $951,236,000 U.S. Government obligations, 0% to 11.25% due 08/15/02 to 08/15/27 with an aggregate market value at 08/31/98 of $306,453,166.
/(h)/ Entered into 08/31/98 with a maturing value of $200,032,333.
      Collateralized by $472,493,303 U.S. Government obligations, 0% to 9.00% due 11/01/99 to 02/01/37 with an aggregate market value at 08/31/98 of $204,002,337.
/(i)/ Open repurchase agreement. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $438,211,831 U.S. Government obligations, 4.50% to 8.50% due 10/01/00 to 04/01/34 with an aggregate market value at 08/31/98 of $306,000,000.
/(j)/ Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $1,049,866,000 U.S. Government obligations, 0% to 10.70% due 09/01/98 to 12/15/43 with an aggregate market value at 08/31/98 of $872,100,776.
/(k)/ Joint repurchase agreement entered into 08/31/98 with a maturing value of $1,000,160,833. Collateralized by $1,958,825,000 U.S. Government
      obligations, 0% to 5.50% due 11/15/98 to 02/15/27 with an aggregate market value at 08/31/98 of $1,020,108,316.
/(l)/ Also represents cost for federal income tax purposes.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1998

ASSETS:
Investments, excluding repurchase agreements, at value
 (amortized cost)                                         $6,345,206,311
------------------------------------------------------------------------
Repurchase agreements                                      1,528,625,545
------------------------------------------------------------------------
Interest receivable                                            1,435,014
------------------------------------------------------------------------
Investment for deferred compensation plan                        105,828
------------------------------------------------------------------------
Other assets                                                     455,186
------------------------------------------------------------------------
  Total assets                                             7,875,827,884
------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Dividends                                                   35,235,485
------------------------------------------------------------------------
  Deferred compensation                                          105,828
------------------------------------------------------------------------
Accrued administrative services fees                              11,154
------------------------------------------------------------------------
Accrued advisory fees                                            355,420
------------------------------------------------------------------------
Accrued distribution fees                                        306,202
------------------------------------------------------------------------
Accrued transfer agent fees                                       96,800
------------------------------------------------------------------------
Accrued operating expenses                                       419,152
------------------------------------------------------------------------
  Total liabilities                                           36,530,041
------------------------------------------------------------------------
NET ASSETS                                                $7,839,297,843
------------------------------------------------------------------------
NET ASSETS:
Institutional Class                                       $5,843,813,421
------------------------------------------------------------------------
Private Investment Class                                  $  294,811,037
------------------------------------------------------------------------
Personal Investment Class                                 $  140,086,733
------------------------------------------------------------------------
Cash Management Class                                     $  862,207,074
------------------------------------------------------------------------
Resource Class                                            $  698,379,578
------------------------------------------------------------------------
CAPITAL STOCK, $.001 PAR VALUE PER SHARE:
Institutional Class                                        5,843,818,199
------------------------------------------------------------------------
Private Investment Class                                     294,811,267
------------------------------------------------------------------------
Personal Investment Class                                    140,086,842
------------------------------------------------------------------------
Cash Management Class                                        862,207,748
------------------------------------------------------------------------
Resource Class                                               698,380,125
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share           $1.00
------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended August 31, 1998

INVESTMENT INCOME:
Interest income                                       $433,045,612
-------------------------------------------------------------------

EXPENSES:
Advisory fees                                            4,251,522
-------------------------------------------------------------------
Custodian fees                                             438,399
-------------------------------------------------------------------
Administrative services fees                               124,103
-------------------------------------------------------------------
Directors' fees and expenses                                36,460
-------------------------------------------------------------------
Transfer agent fees                                        816,541
-------------------------------------------------------------------
Distribution fees (Note 2)                               3,842,097
-------------------------------------------------------------------
Other                                                    1,112,802
-------------------------------------------------------------------
  Total expenses                                        10,621,924
-------------------------------------------------------------------
Less: Fee waivers                                       (1,154,715)
-------------------------------------------------------------------
  Net expenses                                           9,467,209
-------------------------------------------------------------------
Net investment income                                  423,578,403
-------------------------------------------------------------------
Net increase in net assets resulting from operations  $423,578,403
-------------------------------------------------------------------



See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended August 31, 1998 and 1997

                                                  1998            1997
                                             --------------  --------------
OPERATIONS:
 Net investment income                       $  423,578,403  $  385,469,863
----------------------------------------------------------------------------
 Net realized gain on sales of investments               --           2,155
----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                   423,578,403     385,472,018
----------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
  Institutional Class                          (334,784,531)   (334,619,312)
----------------------------------------------------------------------------
  Private Investment Class                      (14,188,012)    (11,638,406)
----------------------------------------------------------------------------
  Personal Investment Class                      (5,889,522)     (4,703,034)
----------------------------------------------------------------------------
  Cash Management Class                         (49,287,200)    (28,088,448)
----------------------------------------------------------------------------
  Resource Class                                (19,429,138)     (6,420,663)
----------------------------------------------------------------------------
Capital stock transactions-net (See Note 4)     984,587,209     702,760,124
----------------------------------------------------------------------------
  Net increase in net assets                    984,587,209     702,762,279
----------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                         6,854,710,634   6,151,948,355
----------------------------------------------------------------------------
  End of period                              $7,839,297,843  $6,854,710,634
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in) $7,839,304,181  $6,854,716,972
----------------------------------------------------------------------------
  Undistributed net realized gain (loss) on
   sales of investments                              (6,338)         (6,338)
----------------------------------------------------------------------------
                                             $7,839,297,843  $6,854,710,634
----------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
Short-Term Investments Co. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end series diversified management investment company. The Fund is organized as a Maryland corporation consisting of two different portfolios, each of which offers separate series of shares: the Prime Portfolio and the Liquid Assets Portfolio. Information presented in these financial statements pertains only to the Prime Portfolio (the "Portfolio"), with the assets, liabilities and operations of each portfolio accounted for separately. The Portfolio consists of five different classes of shares: the Institutional Class, the Private Investment Class, the Personal Investment Class, the Cash Management Class and the Resource Class. Matters affecting each class are voted on exclusively by the shareholders of each class. The Portfolio is a money market fund whose objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.
A. Security Valuations - The Portfolio's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is accrued daily. Dividends to shareholders are declared daily and are paid on the first business day of the following month.
C. Federal Income Taxes - The Portfolio intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Distribution expenses directly attributable to a class of shares are charged to that class's operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, AIM receives a monthly fee with respect to the Portfolio calculated by applying a monthly rate, based upon the following annual rates, to the average daily net assets of the Portfolio:

Net Assets                         RATE
----------------------------------------
First $100 million                 0.20%
----------------------------------------
Over $100 million to $200 million  0.15%
----------------------------------------
Over $200 million to $300 million  0.10%
----------------------------------------
Over $300 million to $1.5 billion  0.06%
----------------------------------------
Over $1.5 billion                  0.05%
----------------------------------------

 The Portfolio, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Portfolio. During the year ended August 31, 1998, the Portfolio reimbursed AIM $124,103 for such services.
 The Portfolio, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Portfolio. On September 20, 1997, the Board of Directors of the Fund approved the appointment of AFS as transfer agent of the Fund effective December 29, 1997. During the year ended August 31, 1998, the Portfolio paid AFS $464,197 for such services. Prior to the effective date of the agreement with AFS, the Portfolio paid A I M Institutional Fund Services, Inc. $227,922 pursuant to a transfer agency and shareholder services agreement for the period September 1, 1997 through December 28, 1997.

 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Fund, FMC acts as the exclusive distributor of the Fund's shares. The Fund has adopted a master distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class, the Personal Investment Class, the Cash Management Class and the Resource Class of the Portfolio. The Plan provides that the Private Investment Class, the Personal Investment Class, the Cash Management Class and the Resource Class may pay FMC up to a maximum annual rate of 0.50%, 0.75%, 0.10% and 0.20%, respectively, of the average daily net assets attributable to such class. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of (a) 0.25% of the average daily net assets of each of the Private Investment Class and the Personal Investment Class, (b) 0.10% of the average daily net assets of the Cash Management Class and (c) 0.20% of the average daily net assets of the Resource Class, to selected banks, broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class, the Personal Investment Class, the Cash Management Class or the Resource Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to each class. During the year ended August 31, 1998, the Private Investment Class, the Personal Investment Class, the Cash Management Class and the Resource Class paid $809,804, $581,804, $719,155 and $576,619, respectively, as compensation under the Plan. FMC waived fees of $1,154,715 for the same period. Certain officers and directors of the Fund are officers of AIM, FMC and AFS.
 During the year ended August 31, 1998, the Portfolio paid legal fees of $19,923 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Fund.

NOTE 3-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-CAPITAL STOCK
Changes in capital stock during the years ended August 31, 1998 and 1997 were as follows.

                                      1998                               1997
                        ---------------------------------  ---------------------------------
                            SHARES            AMOUNT           SHARES            AMOUNT
                        ---------------  ----------------  ---------------  ----------------
Sold:
  Institutional Class    70,953,094,776  $ 70,953,094,776   77,017,818,307  $ 77,017,818,307
--------------------------------------------------------------------------------------------
  Private Investment
   Class                  2,265,361,261     2,265,361,261    1,686,727,915     1,686,727,915
--------------------------------------------------------------------------------------------
  Personal Investment
   Class                  1,442,106,992     1,442,106,992    1,399,754,929     1,399,754,929
--------------------------------------------------------------------------------------------
  Cash Management Class  10,266,695,255    10,266,695,255    6,007,746,062     6,007,746,062
--------------------------------------------------------------------------------------------
  Resource Class          5,571,480,416     5,571,480,416    2,959,856,289     2,959,856,289
--------------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Institutional Class        25,834,568        25,834,568       20,826,765        20,826,765
--------------------------------------------------------------------------------------------
  Private Investment
   Class                      6,616,509         6,616,509        6,892,975         6,892,975
--------------------------------------------------------------------------------------------
  Personal Investment
   Class                      5,817,504         5,817,504        4,636,763         4,636,763
--------------------------------------------------------------------------------------------
  Cash Management Class      27,781,043        27,781,043       19,021,334        19,021,334
--------------------------------------------------------------------------------------------
  Resource Class             16,446,253        16,446,253        3,857,837         3,857,837
--------------------------------------------------------------------------------------------
Reacquired:
  Institutional Class   (70,728,159,503)  (70,728,159,503) (76,710,204,729)  (76,710,204,729)
--------------------------------------------------------------------------------------------
  Private Investment
   Class                 (2,212,613,562)   (2,212,613,562)  (1,667,619,183)   (1,667,619,183)
--------------------------------------------------------------------------------------------
  Personal Investment
   Class                 (1,405,052,971)   (1,405,052,971)  (1,419,820,390)   (1,419,820,390)
--------------------------------------------------------------------------------------------
  Cash Management Class (10,199,573,686)  (10,199,573,686)  (5,766,709,619)   (5,766,709,619)
--------------------------------------------------------------------------------------------
  Resource Class         (5,051,247,646)   (5,051,247,646)  (2,860,025,131)   (2,860,025,131)
--------------------------------------------------------------------------------------------
Net increase                984,587,209  $    984,587,209      702,760,124  $    702,760,124
--------------------------------------------------------------------------------------------

NOTE 5-FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of Cash Management Class capital stock outstanding during each of the years in the four-year period ended August 31, 1998 and the period June 30, 1994 (date sales commenced) through August 31, 1994.

                             1998        1997      1996      1995    1994
                           --------    --------  --------  --------  -----
Net asset value,
 beginning of period       $   1.00    $   1.00  $   1.00  $   1.00  $1.00
-------------------------  --------    --------  --------  --------  -----
Income from investment
 operations:
  Net investment income        0.05        0.05      0.05      0.06   0.01
-------------------------  --------    --------  --------  --------  -----
Less distributions:
  Dividends from net
   investment income          (0.05)      (0.05)    (0.05)    (0.06) (0.01)
-------------------------  --------    --------  --------  --------  -----
Net asset value, end of
 period                    $   1.00    $   1.00  $   1.00  $   1.00  $1.00
-------------------------  --------    --------  --------  --------  -----
Total return                   5.62%       5.45%     5.55%     5.71%  4.34%/(a)/
-------------------------  --------    --------  --------  --------  -----
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)            $862,207    $767,304  $507,247  $194,479   $372
-------------------------  --------    --------  --------  --------  -----
Ratio of expenses to
 average net assets/(b)/       0.17%/(c)/  0.17%     0.17%     0.17%  0.14%/(a)/
-------------------------  --------    --------  --------  --------  -----
Ratio of net investment
 income to average net
 assets/(d)/                   5.48%/(c)/  5.33%     5.38%     5.69%  4.26%/(a)/
-------------------------  --------    --------  --------  --------  -----

/(a)/ Annualized.
/(b)/ After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.19%, 0.19%, 0.19%, 0.32% and 0.67% (annualized) for the periods 1998-1994, respectively.
/(c)/ Ratios are based on average net assets of $898,943,542.
/(d)/ After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.46%, 5.31%, 5.36%, 5.54% and 3.73% (annualized) for the periods 1998-1994, respectively.

NOTE 5-FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of Institutional Class capital stock outstanding during each of the years in the five-year period ended August 31, 1998.

                            1998           1997        1996        1995        1994
                         ----------     ----------  ----------  ----------  ----------
Net asset value,
 beginning of period     $     1.00     $     1.00  $     1.00  $     1.00  $     1.00
-----------------------  ----------     ----------  ----------  ----------  ----------
Income from investment
 operations:
  Net investment income        0.06           0.05        0.05        0.06        0.04
-----------------------  ----------     ----------  ----------  ----------  ----------
Less distributions:
  Dividends from net
   investment income          (0.06)         (0.05)      (0.05)      (0.06)      (0.04)
-----------------------  ----------     ----------  ----------  ----------  ----------
Net asset value, end of
 period                  $     1.00     $     1.00  $     1.00  $     1.00  $     1.00
-----------------------  ----------     ----------  ----------  ----------  ----------
Total return                   5.71%          5.54%       5.64%       5.80%       3.64%
-----------------------  ----------     ----------  ----------  ----------  ----------
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $5,843,813     $5,593,043  $5,264,601  $3,752,693  $4,080,753
-----------------------  ----------     ----------  ----------  ----------  ----------
Ratio of expenses to
 average net assets            0.09%/(a)/     0.09%       0.09%       0.09%       0.08%
-----------------------  ----------     ----------  ----------  ----------  ----------
Ratio of net investment
 income to
 average net assets            5.56%/(a)/     5.40%       5.48%       5.64%       3.58%
-----------------------  ----------     ----------  ----------  ----------  ----------

(a) Ratios are based on average net assets of $6,017,417,344.

NOTE 5-FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of Personal Investment Class capital stock outstanding during each of the years in the five-year period ended August 31, 1998.

                           1998        1997      1996      1995     1994
                         --------     -------  ---------  -------  ------
Net asset value,
 beginning of period     $   1.00     $  1.00  $    1.00  $  1.00  $ 1.00
-----------------------  --------     -------  ---------  -------  ------
Income from investment
 operations:
  Net investment income      0.05        0.05       0.05     0.05    0.03
-----------------------  --------     -------  ---------  -------  ------
Less distributions:
  Dividends from net
   investment income        (0.05)      (0.05)     (0.05)   (0.05)  (0.03)
-----------------------  --------     -------  ---------  -------  ------
Net asset value, end of
 period                  $   1.00     $  1.00  $    1.00  $  1.00  $ 1.00
-----------------------  --------     -------  ---------  -------  ------
Total return                 5.18%       5.01%      5.11%    5.27%   3.12%
-----------------------  --------     -------  ---------  -------  ------
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $140,087     $97,215   $112,645  $99,630  $3,065
-----------------------  --------     -------  ---------  -------  ------
Ratio of expenses to
 average net assets/(a)/     0.59%/(b)/  0.59%      0.59%    0.59%   0.58%
-----------------------  --------     -------  ---------  -------  ------
Ratio of net investment
 income to average net
 assets/(c)/                 5.06%/(b)/  4.89%      4.99%    5.23%   3.34%
-----------------------  --------     -------  ---------  -------  ------

/(a)/ After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.84%, 0.84%, 0.89%, 0.86% and 2.39% for the periods 1998-1994, respectively.
/(b)/ Ratios are based on average net assets of $116,360,840.
/(c)/ After fee waivers and/or expense reimbursement. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.81%, 4.64%, 4.69%, 4.96% and 1.53% for the periods 1998-1994, respectively.

NOTE 5-FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of Private Investment Class capital stock outstanding during each of the years in the five-year period ended August 31, 1998.

                              1998         1997      1996      1995     1994
                            --------     --------  --------  --------  -------
Net asset value, beginning
 of period                  $   1.00     $   1.00  $   1.00  $   1.00  $  1.00
--------------------------  --------     --------  --------  --------  -------
Income from investment
 operations:
  Net investment income         0.05         0.05      0.05      0.05     0.03
--------------------------  --------     --------  --------  --------  -------
Less distributions:
  Dividends from net
   investment income           (0.05)       (0.05)    (0.05)    (0.05)   (0.03)
--------------------------  --------     --------  --------  --------  -------
Net asset value, end of
 period                     $   1.00     $   1.00  $   1.00  $   1.00  $  1.00
--------------------------  --------     --------  --------  --------  -------
Total return                    5.39%        5.21%     5.32%     5.48%    3.33%
--------------------------  --------     --------  --------  --------  -------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)             $294,811     $235,447  $209,443  $154,278  $30,834
--------------------------  --------     --------  --------  --------  -------
Ratio of expenses to
 average net assets/(a)/        0.39%/(b)/   0.39%     0.39%     0.39%    0.38%
--------------------------  --------     --------  --------  --------  -------
Ratio of net investment
 income to average net
 assets/(c)/                    5.26%/(b)/   5.10%     5.20%     5.50%    3.32%
--------------------------  --------     --------  --------  --------  -------

/(a)/ After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.59%, 0.59%, 0.59%, 0.60% and 1.38% for the periods 1998-1994, respectively.
/(b)/ Ratios are based on average net assets of $269,934,764.
/(c)/ After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.06%, 4.90%, 5.00%, 5.29% and 2.32% for the periods 1998-1994, respectively.

NOTE 5-FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of Resource Class capital stock outstanding during each of the years in the two-year period ended August 31, 1998 and the period January 16, 1996 (date sales commenced) through August 31, 1996.

                                              1998         1997     1996
                                            --------     --------  -------
Net asset value, beginning of period        $   1.00     $   1.00  $  1.00
------------------------------------------  --------     --------  -------
Income from investment operations:
  Net investment income                         0.05         0.05     0.03
------------------------------------------  --------     --------  -------
Less distributions:
  Dividends from net investment income         (0.05)       (0.05)   (0.03)
------------------------------------------  --------     --------  -------
Net asset value, end of period              $   1.00     $   1.00  $  1.00
------------------------------------------  --------     --------  -------
Total return                                    5.54%        5.36%    5.23%/(a)/
------------------------------------------  --------     --------  -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $698,380     $161,701  $58,012
------------------------------------------  --------     --------  -------
Ratio of expenses to average net assets/(b)/    0.25%/(c)/   0.25%    0.25%/(a)/
------------------------------------------  --------     --------  -------
Ratio of net investment income to average
 net assets/(d)/                                5.40%/(c)/   5.25%    5.18%/(a)/
------------------------------------------  --------     --------  -------

/(a)/ Annualized.
/(b)/ After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursement were 0.29%, 0.29% and 0.29% (annualized) for the periods 1998-1996, respectively.
/(c)/ Ratios are based on average net assets of $360,386,719.
/(d)/ After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.36%, 5.21% and 5.14% (annualized) for the periods 1998-1996, respectively.

---------------------------------------------------------  ------------------------------------------------------------
---------------------------------------------------------  ------------------------------------------------------------

SHORT-TERM INVESTMENTS CO.                                                        PROSPECTUS
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173                                                      December 18, 1998
(800) 659-1005
                                                                                  SHORT-TERM
INVESTMENT ADVISOR                                                              INVESTMENTS CO.
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100                                                     ------------
Houston, Texas 77046-1173
(713) 626-1919                                                                  PRIME PORTFOLIO

DISTRIBUTOR                                                                      ------------
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 100                                                  INSTITUTIONAL CLASS
Houston, Texas 77046-1173
(800) 659-1005                                                                 TABLE OF CONTENTS

AUDITORS
KPMG PEAT MARWICK LLP                                                                                             PAGE
700 Louisiana                                                                                                     ----
Houston, Texas 77002                                       Summary...............................................   2
                                                           Table of Fees and Expenses............................   4
CUSTODIAN                                                  Financial Highlights..................................   5
THE BANK OF NEW YORK                                       Suitability For Investors.............................   5
90 Washington Street                                       Investment Program....................................   5
11th Floor                                                 Purchase of Shares....................................   8
New York, New York 10286                                   Redemption of Shares..................................   9
                                                           Dividends.............................................  10
TRANSFER AGENT                                             Taxes.................................................  10
                                                           Net Asset Value.......................................  11
A I M FUND SERVICES, INC.                                  Yield Information.....................................  11
P.O. Box 4497                                              Reports to Shareholders...............................  11
Houston, Texas 77210-4497                                  Management of the Fund................................  11
                                                           General Information...................................  13
                                                           Appendix.............................................. A-1

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION
OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS
PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS
PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY
JURISDICTION TO ANY PERSON TO WHOM SUCH OFFERING MAY NOT
LAWFULLY BE MADE.

---------------------------------------------------------  ------------------------------------------------------------
---------------------------------------------------------  ------------------------------------------------------------

                                                                     PROSPECTUS

                           PERSONAL INVESTMENT CLASS
                                    OF THE
                                PRIME PORTFOLIO
                                      OF
                          SHORT-TERM INVESTMENTS CO.
                         11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                (800) 877-4744

                               ----------------

  The Prime Portfolio (the "Portfolio") is a money market fund whose investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market instruments such as U.S. Government obligations, bank obligations, commercial instruments and repurchase agreements. The instruments purchased by the Portfolio will have maturities of sixty days or less.

  The Portfolio is a series portfolio of Short-Term Investments Co. (the "Fund"), an open-end, diversified, series, management investment company. This Prospectus relates solely to the Personal Investment Class of the Portfolio, a class of shares designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other financial institutions can invest in a diversified money market fund.

                               ----------------

  THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES
     AND  EXCHANGE  COMMISSION  NOR   HAS  THE  SECURITIES  AND  EXCHANGE
        COMMISSION  PASSED  UPON  THE  ACCURACY OR  ADEQUACY  OF  THIS
           PROSPECTUS.  ANY REPRESENTATION  TO  THE  CONTRARY IS  A
              CRIMINAL OFFENSE.

                               ----------------

  THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN SHARES OF THE PERSONAL INVESTMENT CLASS OF THE PORTFOLIO AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 18, 1998, HAS BEEN FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE. FOR A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION WITHOUT CHARGE, WRITE TO THE ADDRESS BELOW OR CALL (800) 877-4744. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND.

  THE PORTFOLIO'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE PORTFOLIO'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                      PROSPECTUS DATED: DECEMBER 18, 1998

                               TABLE OF CONTENTS

                             PAGE                                  PAGE
                             ----                                  ----
SUMMARY.....................   2       DIVIDENDS...................  13
TABLE OF FEES AND EXPENSES..   4       TAXES.......................  14
FINANCIAL HIGHLIGHTS........   5       NET ASSET VALUE.............  15
SUITABILITY FOR INVESTORS...   6       YIELD INFORMATION...........  15
INVESTMENT PROGRAM..........   6       REPORTS TO SHAREHOLDERS.....  15
PURCHASE OF SHARES..........  10       MANAGEMENT OF THE FUND......  16
REDEMPTION OF SHARES........  12       GENERAL INFORMATION.........  19

                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE

  The Fund is an open-end diversified series management investment company. This Prospectus relates to the Personal Investment Class (the "Class") of the Portfolio. The Portfolio is a money market fund which invests in money market instruments, such as U.S. Government obligations, bank obligations, commercial instruments and repurchase agreements. The instruments purchased by the Portfolio will have maturities of sixty days or less. The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

  Pursuant to separate prospectuses, the Fund also offers shares of other classes of common stock of the Fund representing interests in the Portfolio: the Cash Management Class, the Institutional Class, the Private Investment Class, the Reserve Class and the Resource Class. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Fund also offers shares of classes of another portfolio, the Liquid Assets Portfolio, each pursuant to a separate prospectus. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The portfolios of the Fund are referred to collectively as the "Portfolios."

  All classes of the Portfolio share a common investment objective and portfolio of investments. Shares of each class of the Portfolio have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally those expenses, such as the advisory fee, that are allocated to the Portfolio as a whole. However, different classes of the Portfolio have different shareholder qualifications and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.

INVESTORS IN THE CLASS

  The Class is designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other financial institutions can invest in a diversified open-end money market fund.

PURCHASE OF SHARES

  Shares of the Class that are offered hereby are sold at net asset value. The minimum initial investment in the Class is $1,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in funds immediately available to the Portfolio. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the class. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE

  The Portfolio uses the amortized cost method of valuing its portfolio securities and rounds its per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Portfolio's investment advisor and receives a fee based on the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under a separate Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing certain accounting and other administrative services for the Fund. See "Management of the Fund--Investment Advisor" and "Administrator." Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("Transfer Agent"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "General Information-- Transfer Agent and Custodian."

DISTRIBUTOR AND DISTRIBUTION PLAN

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. Pursuant to the Master Distribution Plan, the Fund may pay to FMC as well as certain broker-dealers or other financial institutions up to 0.75% of the average daily net assets of the Portfolio attributable to the shares of the Class. Of this amount, up to 0.25% may be for continuing personal services to shareholders provided by broker-dealers, banks or other financial institutions and the balance would be deemed an asset-based sales charge. See "Purchase of Shares" and "Management of the Fund--Distribution Plan."

SPECIAL CONSIDERATIONS

  The Portfolio may borrow money and enter into reverse repurchase agreements. The Portfolio may invest in certificates of deposit and time deposits of foreign branches of major domestic banks and in repurchase agreements. The Portfolio may purchase delayed delivery or when-issued securities. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest With Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                          TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES--PERSONAL INVESTMENT CLASS*
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price).............................................................. None
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price).................................................. None
 Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable)................................. None
 Redemption Fees (as a percentage of amount redeemed, if applicable).. None
 Exchange Fee......................................................... None
ANNUAL PORTFOLIO OPERATING EXPENSES--PERSONAL INVESTMENT CLASS (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
 Management Fees...................................................... 0.06%
 12b-1 Fees (after fee waivers)**..................................... 0.50%***
 Other Expenses....................................................... 0.03%
                                                                       ----
 Total Operating Expenses--Personal Investment Class**................ 0.59%
                                                                       ====

----------
* Beneficial owners of shares of the Class should consider the effect of any charges imposed by their bank or other financial institution for various services.
** Had there been no fee waivers, 12b-1 Fees and Total Operating Expenses would have been 0.75% and 0.84% respectively.
*** It is possible that as a result of Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Class, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLE

  An investor in the Class would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

       1 year............................................................... $ 6
       3 years.............................................................. $19
       5 years.............................................................. $33
       10 years............................................................. $74

  The Table of Fees and Expenses is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) The expense figures are based upon actual costs and fees charged to the Class for the fiscal year ended August 31, 1998. To the extent any service providers assume additional expenses of the Class, such assumption of additional expenses will have the effect of lowering the Class's overall expense ratio and increasing its yield to investors. Beneficial owners of shares of the Class should also consider the effect of any charges imposed by the institution maintaining their accounts.

  The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses--Personal Investment Class" remain the same in the years shown.

  THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  Shown below are the per share data, ratios and supplemental data (collectively "data") for each of the years in the seven-year period ended August 31, 1998 and for the period August 8, 1991 (date operations commenced) through August 31, 1991. The data has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Information.

                                                                                          AUGUST 8,
                                                                                            1991
                                                                                        (COMMENCEMENT
                                                                                             OF
                                                                                         OPERATIONS)
                                                                                        TO AUGUST 31,
                           1998        1997      1996     1995     1994   1993   1992       1991
                         --------     -------  --------  -------  ------  -----  -----  -------------
Net asset value,
 beginning of period.... $   1.00     $  1.00  $   1.00  $  1.00  $ 1.00  $1.00  $1.00     $  1.00
                         --------     -------  --------  -------  ------  -----  -----     -------
Income from investment
 operations:
  Net investment income.     0.05        0.05      0.05     0.05    0.03   0.03   0.04       0.002
                         --------     -------  --------  -------  ------  -----  -----     -------
Less distributions:
  Dividends from net
   investment income....    (0.05)      (0.05)    (0.05)   (0.05)  (0.03) (0.03) (0.04)     (0.002)
                         --------     -------  --------  -------  ------  -----  -----     -------
Net asset value, end of
 period................. $   1.00     $  1.00  $   1.00  $  1.00  $ 1.00  $1.00  $1.00     $  1.00
                         ========     =======  ========  =======  ======  =====  =====     =======
Total return............     5.18%       5.01%     5.11%    5.27%   3.12%  2.74%  3.94%       5.02%(d)
                         ========     =======  ========  =======  ======  =====  =====     =======
Ratios/supplemental
 data:
  Net assets, end of
   period (000s
   omitted)............. $140,087     $97,215  $112,645  $99,630  $3,065  $ 904  $ 727     $   270
                         ========     =======  ========  =======  ======  =====  =====     =======
Ratio of expenses to
 average net assets(a)..     0.59%(b)    0.59%     0.59%    0.59%   0.58%  0.52%  0.54%       0.80%(d)
                         ========     =======  ========  =======  ======  =====  =====     =======
Ratio of net investment
 income to average net
 assets(c)..............     5.06%(b)    4.89%     4.99%    5.23%   3.34%  2.71%  3.75%       5.03%(d)
                         ========     =======  ========  =======  ======  =====  =====     =======

----------
(a) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.84%, 0.84%, 0.89%, 0.86%, 2.39%, 2.33%, 7.21% and 15.40% for the periods
    1998-1991, respectively.
(b) Ratios are based on average net assets of $116,360,840.
(c) After fee waivers and/or expense reimbursement. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 4.81%, 4.64%, 4.69%, 4.96%, 1.53%, 0.90%, (2.93%) and
    (9.57%) for the periods 1998-1991, respectively.
(d) Annualized.

                           SUITABILITY FOR INVESTORS

  The Class is intended for use primarily by customers of banks, certain broker-dealers and other financial institutions who seek a convenient vehicle in which to invest in an open-end diversified money market fund. Prospective investors should determine if an investment in the Class is consistent with the objectives of an account and with applicable state and federal laws and regulations. The minimum initial investment is $1,000.

  Investors in the Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments, and enjoy the benefits of diversification, economies of scale and same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the Class. It is anticipated that most investors will perform their own sub-accounting; however, sub-accounting services may be arranged through the Fund for shareholders who prefer not to perform such services.

                              INVESTMENT PROGRAM

  The investment objective of the Portfolio is deemed to be a matter of fundamental policy that may not be changed without the approval of a majority of the Portfolio's shares. The Board of Directors of the Fund reserves the right to change any of the investment policies, strategies or practices of the Portfolio, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market instruments. The money market instruments in which the Portfolio invests are considered to carry very little risk and accordingly may not have as high a yield as that available on money market instruments of lesser quality. The Portfolio consists exclusively of money market instruments which have maturities of 60 days or less from the date of purchase (except for securities subject to repurchase agreements which may have longer maturities), and normally does not maintain a dollar-weighted average maturity of its portfolio securities in excess of 40 days.

INVESTMENT POLICIES

  The Portfolio may invest in a broad range of government, bank and commercial obligations and taxable municipal securities that may be available in the money markets. Such obligations are collectively referred to as "Money Market Obligations" and include U.S. Treasury obligations, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased.

 Money Market Obligations

  The following list of descriptions illustrates the types of Money Market Obligations in which the Portfolio intends to invest. The list does not purport to be an exhaustive list of all Money Market Obligations, and the Portfolio reserves the right to invest in Money Market Obligations other than those listed below.

  COMMERCIAL INSTRUMENTS. The Portfolio intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"), as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. government securities. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Portfolio. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

  REPURCHASE AGREEMENTS. The Portfolio intends to invest in repurchase agreements with banks and broker-dealers pertaining to the securities described above. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Fund's Board of Directors to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) the expense of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. Repurchase agreements will be secured by securities eligible under Rule 2a-7 of the 1940 Act. For additional information, see the Statement of Additional Information.

  GOVERNMENT OBLIGATIONS. The Portfolio may invest in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. Such obligations may be supported (a) by the full faith and credit of the U.S. Treasury (as in the case of Government National Mortgage Association Certificates), (b) by the right of the issuer to borrow from the U.S. Treasury (as in the case of obligations of the Federal Home Loan Bank), (c) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (as in the case of the Federal National Mortgage Association), or (d) only by the credit of the agency or instrumentality itself (as in the case of obligations of the Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future and it is not obligated to do so by law.

  BANK INSTRUMENTS. The Portfolio may invest in certificates of deposit ("CDs"), time deposits and bankers' acceptances of domestic commercial banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements and CDs of other domestic banks that are fully insured as to principal by the Federal Deposit Insurance Corporation. CDs represent short-term interest-bearing deposits of commercial banks against which negotiable certificates bearing stated rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks which arise primarily from international commercial transactions.

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will not make any time or savings deposit if, immediately after making such deposits, over 5% of the Portfolio's total assets would be invested in the time and savings deposits.

 Investment Practices

  BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money and enter into reverse repurchase agreements with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement. Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio will give shareholders notice of its intent to enter into a reverse repurchase agreement in sufficient time to permit shareholder redemptions before the Portfolio enters into any reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  PURCHASING DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. The Portfolio may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

  Delayed delivery agreements are commitments by the Portfolio to dealers or issuers to acquire securities beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Portfolio's investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio and may enter into delayed delivery agreements to assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective.

  Debt securities are sometimes offered on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such debt securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable.

  If the Portfolio enters into a delayed delivery agreement or purchases a when-issued security, the Portfolio will direct its custodian bank to segregate liquid assets (including Money Market Obligations) in an amount equal to its delayed delivery agreement obligations or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of the Portfolio's delayed delivery agreement obligations and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investments in securities on a when-issued basis and use of delayed delivery agreements may increase the Portfolio's exposure to market fluctuation, or may increase the possibility that the Portfolio will incur a short-term loss, if the Portfolio must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Portfolio will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by the Portfolio if, as a result, more than 25% of the Portfolio's net assets would become so committed.

  ILLIQUID SECURITIES. The Portfolio will invest no more than 10% of its net assets in illiquid securities.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  PORTFOLIO TRANSACTIONS. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Securities held by the Portfolio will be disposed of prior to maturity if an earlier disposition is deemed desirable by AIM to meet redemption requests. In addition, AIM will continually monitor the creditworthiness of issuers whose securities are held by the Portfolio, and securities held by the Portfolio may be disposed of prior to maturity as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of sixty days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

    (1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investors in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

    (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time; and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

    (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities. The Portfolio will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

  The Portfolio's investment objective and the three investment restrictions of the Portfolio set forth above (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.

  In addition to the restrictions described above, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time, which govern the operations of money market funds, and may be more restrictive than the policies described herein. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

                              PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Fund reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks and other institutions may charge a recordkeeping, account maintenance or other fee to their customers. Beneficial holders of shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product. Shares of the Class will earn the dividend declared on the effective date of purchase.

  A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Fund's custodian bank, are open for business. It is expected that the Federal Reserve Bank of New York and The Bank of New York will be closed during the next twelve months on Saturdays and Sundays and on observed holidays of New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Further, the Portfolio reserves the right to change the time for which purchase orders for shares of the Personal Investment Class must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  Shares of the Class are sold to customers of banks, certain broker-dealers and other financial institutions (each, an "Institution" and, collectively, "Institutions"). Individuals, corporations, partnerships and other businesses that maintain qualified accounts at an Institution may invest in the shares of the Class. Each Institution will render administrative support services to its customers who are the beneficial owners of the shares of the Class. Such services may include, among other things, establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions in shares of the Class; providing periodic statements to customers showing a client's account balance in shares of the Class; distribution of Fund proxy statements, annual reports and other communications to shareholders whose accounts are serviced by the Institution; and such other services as the Fund may reasonably request. Institutions will be required to certify to the Fund that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.

  Prior to the initial purchase of shares of the Class, an Account Application, which can be obtained from the Transfer Agent, must be completed and sent to the Transfer Agent at P.O. Box 4497, Houston, Texas 77210-4497. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to the Transfer Agent. An investor must open an account in the Class through an Institution in accordance with the procedures established by such Institution. Each Institution separately determines the rules applicable to accounts in the Class opened with it, including minimum initial and subsequent investment requirements and the procedures to be followed by investors to effect purchases of shares of the Class. The minimum initial investment is $1,000, and there is no minimum amount for subsequent purchases of shares of the Class by an Institution on behalf of its customers. An investor who proposes to open a Portfolio account with an Institution should consult with a representative of such Institution to obtain a description of the rules governing such an account. The Institution holds shares of the Class registered in its name, as agent for the customer, on the books of the Institution. A statement with regard to the customer's shares of the Class is supplied to the customer periodically, and confirmations of all transactions for the account of the customer are provided by the Institution to the customer promptly upon request. In addition, the Institution sends each customer proxies, periodic reports and other information with regard to the customer's shares of the Class. The customer's shares of the Class are fully assignable and subject to encumbrance by the customer.

  All agreements which relate to a customer's account with an Institution are with the Institution. An investor may terminate his relationship with an Institution at any time, in which case an account in the investor's name will be established directly with the Portfolio and the investor will become a shareholder of record. In such case, however, the investor will not be able to purchase additional shares of the Class directly, except through reinvestment of dividends and distributions.

  Orders for the purchase of shares of the Class are placed by the investor with the Institution. The Institution is responsible for the prompt transmission of the order to the Transfer Agent. The Portfolio will normally be required to make immediate settlement in federal funds (member bank deposits with a Federal Reserve Bank) for portfolio securities purchased. Accordingly, payment for shares of the Class purchased by Institutions on behalf of their customers must be in federal funds. If an investor's order to purchase shares of the Class is paid for other than in federal funds, the Institution, acting on behalf of the investor, completes the conversion into federal funds (which may take two business days), or itself advances federal funds prior to conversion, and promptly transmits the order and payment in the form of federal funds to the Transfer Agent.

  Subject to the conditions stated above and to the Portfolio's right to reject any purchase order, orders will be accepted (a) when payment for shares of the Class purchased is received by The Bank of New York, the Fund's custodian bank, in the form described above and notice of such order is provided to the Transfer Agent or (b) at the time the order is placed, if the Portfolio is assured of payment.

  Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Portfolio and any funds received for which an order has not been received will be returned to the sending Institution. An order must specify that it is for the purchase of shares of the "Personal Investment Class of the Prime Portfolio," otherwise any funds received will be returned to the sending Institution.

  In the interest of economy and convenience, certificates representing shares of the Class will not be issued except upon written request to the Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                             REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Portfolio. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark-- Remote. Normally, the net asset value per share of the Portfolio will remain constant at $1.00. See "Net Asset Value." Redemption requests with respect to shares of the Class for which certificates have not been issued are normally made through a customer's Institution.

  Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the Institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by the Transfer Agent after 4:00 p.m. Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 4:00 p.m. Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or the Transfer Agent.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction.

  Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.

  The shares of the Class are not redeemable at the option of the Fund unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund.

                                   DIVIDENDS

  Dividends from the net income of the Portfolio are declared daily to shareholders of record of the Class immediately after 4:00 p.m. Eastern Time on the day of declaration. Net income for dividend purposes is determined daily as of 4:00 p.m. Eastern Time. The dividend accrued and paid for the Class will consist of (a) income of the Portfolio, the allocation of which is based upon such Class's pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Fund expenses, such as custodian fees, directors' fees, accounting and legal expenses, based upon the Class's pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to the Class, such as distribution expenses, if any, and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in its net asset value, they are not expected to be of an amount which would affect its $1.00 per share net asset value for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Class at the net asset value as of 4:00 p.m. Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the Institution to the Transfer Agent at P.O. Box 4497, Houston, Texas 77210-4497 and will become effective with dividends paid after its receipt by the Transfer Agent. If a shareholder redeems all the shares of the Class in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The Portfolio uses its best efforts to maintain the net asset value per share of the Portfolio at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Fund's Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances, the Board of Directors might reduce or suspend the daily dividend in order to prevent, to the extent possible, the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares of the Class and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The policy of the Portfolio is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31 and intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

  Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or in additional shares of the Class. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend during January of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.

  The Portfolio will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore, the Portfolio may not offset its gains against the losses of the other portfolio of the Fund and each Portfolio of the Fund must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the Transfer Agent.

                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined daily as of 4:00 p.m. Eastern Time on each business day of the Fund. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses and dividends payable) by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.

  The securities of the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the SEC applicable to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions--Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the Class can be obtained by calling the Fund at (800) 877-4744. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of the Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY OTHER INSTITUTION. These factors should be carefully considered by the investor before investing in the Portfolio.

  For the seven-day period ended August 31, 1998, the current yield and the effective yield of the Class (which assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the annualized current yield for the period) were 5.09% and 5.22%, respectively. These yields are quoted for illustration purposes only. The yields for any other seven-day period may be substantially different from the yields quoted above.

  To assist banks and other institutions performing their own sub-accounting, same day information as to the daily dividend per share for the Portfolio to eight decimal places and current yield normally will be available by 5:00 p.m. Eastern Time.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held by the Portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

  Each shareholder will be provided a written confirmation by its Institution for each transaction unless otherwise specified by the shareholder. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of account.

                            MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Fund's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Fund are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information--Year 2000 Compliance Project."

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 90 investment company portfolios. AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform (or arrange for the performance of) certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.

  For the fiscal year ended August 31, 1998, AIM received fees pursuant to the Advisory Agreement with respect to the Portfolio which represented 0.06% of the Portfolio's average daily net assets. During such fiscal year, the expenses of the Class, including AIM's fees, amounted to 0.59% of the Class's average daily net assets.

ADMINISTRATOR

  The Fund has entered into a Master Administrative Services Agreement with AIM (the "Administrative Services Agreement"), pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Portfolio, including the services of a principal financial officer of the Fund and related staff. Under the Administrative Services Agreement, the Portfolio reimburses AIM for expenses incurred by AIM in connection with such services.

FEE WAIVERS

  AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expenses prior to the end of each fiscal year.

DISTRIBUTOR

  The Fund has entered into a Master Distribution Agreement (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain directors and officers of the Fund are affiliated with FMC and AIM. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Class either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of shares of the Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or Institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed .05% of the net asset value of the shares of the Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Class or the amount received as proceeds from such sales. Sales of shares of the Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

  The Fund has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may compensate FMC in connection with the distribution of the shares of the Class in an amount equal to 0.75% on an annualized basis of the average daily net assets of the Portfolio attributable to the Class. Such amounts may be expended when and if authorized by the Board of Directors of the Fund and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Plan.

  Of the compensation paid to FMC under the Plan, a service fee may be paid to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class. Payments to dealers and other financial institutions in excess of 0.25% of the average daily net assets of the Portfolio attributable to the Class which are attributable to the customers of such dealers or financial institutions and payments retained by FMC would be characterized as an asset-based sales charge pursuant to the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Class. The Plan does not obligate the Fund to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Fund will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.

  As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors"). In approving the Plan, the directors considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class.

  The Plan requires the officers of the Fund to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors shall review these reports in connection with their decisions with respect to the Plan.

  The Plan may be terminated by a vote of a majority of the Qualified Directors, or by a vote of a majority of the holders of the outstanding voting securities of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise the Plan may be amended by the Board of Directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment programs. Certain research services furnished by dealers may be useful to AIM with respect to clients other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Fund was incorporated in Maryland on May 3, 1993. On October 15, 1993, the Portfolio succeeded to the assets and assumed the liabilities of the Prime Portfolio (the "Predecessor Portfolio") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Fund and STIC. All historical financial and other information contained in this Prospectus for periods prior to October 15, 1993 relating to the Portfolio (or class thereof) is that of the Predecessor Portfolio (or the corresponding class thereof). Shares of common stock of the Fund are divided into twelve classes. Six classes, including the Class, represent interests in the Portfolio and six classes represent interests in the Liquid Assets Portfolio. Each class of shares has a par value of $.001 per share. The other classes of the Fund may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Fund's other classes by contacting FMC.

  All shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The holders of shares of each portfolio have distinctive rights with respect to dividends and redemptions which are more fully described in this Prospectus. In the event of liquidation or termination of the Fund, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Fund attributable or allocated to the respective portfolio based on the respective liquidation value of each portfolio. Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest.

  There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional portfolios and classes of the Fund without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. A I M Fund Services, Inc., P.O. Box 4497, Houston, Texas 77210-4497, acts as transfer agent for the shares of the Class.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Fund and passes upon certain legal matters for the Fund.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 877-4744.

YEAR 2000 COMPLIANCE PROJECT

  In providing services to the Fund, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the Fund provide the Fund and its shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely (i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the Fund will not otherwise be adversely affected by the year 2000 issue.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Fund or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

INVESTMENT ADVISOR
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100              SHORT-TERM
Houston, Texas 77046-1173                 INVESTMENTS CO.
(713) 626-1919
                                          PERSONAL
DISTRIBUTOR                               INVESTMENT CLASS
FUND MANAGEMENT COMPANY                   OF THE
11 Greenway Plaza, Suite 100              -------------------------------------
Houston, Texas 77046-1173                 PRIME                      PROSPECTUS
(800) 877-4744                            PORTFOLIO

AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana
Houston, Texas 77002

CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor                              DECEMBER 18, 1998
New York, New York 10286

TRANSFER AGENT
A I M FUND SERVICES, INC.
P.O. Box 4497
Houston, Texas 77210-4497

NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN
THIS PROSPECTUS IN CONNECTION WITH
THE OFFERING MADE BY THIS
PROSPECTUS, AND IF GIVEN OR MADE,
SUCH INFORMATION OR REPRESENTATIONS
MUST NOT BE RELIED UPON AS HAVING
BEEN AUTHORIZED BY THE FUND OR THE
DISTRIBUTOR. THIS PROSPECTUS DOES
NOT CONSTITUTE AN OFFER IN ANY
JURISDICTION TO ANY PERSON TO WHOM        [LOGO OF AIM APPEARS HERE]
SUCH OFFERING MAY NOT LAWFULLY BE          FUND MANAGEMENT COMPANY
MADE.

                                                                     PROSPECTUS

                           PRIVATE INVESTMENT CLASS
                                    OF THE
                                PRIME PORTFOLIO
                                      OF
                          SHORT-TERM INVESTMENTS CO.
                         11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                (800) 877-7748

                               ----------------

  The Prime Portfolio (the "Portfolio") is a money market fund whose investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market instruments, such as U.S. Government obligations, bank obligations, commercial instruments and repurchase agreements. The instruments purchased by the Portfolio will have maturities of sixty days or less.

  The Portfolio is a series portfolio of Short-Term Investments Co. (the "Fund"), an open-end, diversified, series, management investment company. This Prospectus relates solely to the Private Investment Class of the Portfolio, a class of shares designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other financial institutions can invest in a diversified, money market fund.

                               ----------------

  THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES
     AND  EXCHANGE  COMMISSION  NOR   HAS  THE  SECURITIES  AND  EXCHANGE
        COMMISSION  PASSED  UPON  THE  ACCURACY OR  ADEQUACY  OF  THIS
           PROSPECTUS.  ANY REPRESENTATION  TO  THE  CONTRARY IS  A
              CRIMINAL OFFENSE.

                               ----------------

  THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN SHARES OF THE PRIVATE INVESTMENT CLASS OF THE PORTFOLIO AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 18, 1998, HAS BEEN FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE. FOR A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION WITHOUT CHARGE, WRITE TO THE ADDRESS BELOW OR CALL (800) 877-7748. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND.

  THE PORTFOLIO'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE PORTFOLIO'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                      PROSPECTUS DATED: DECEMBER 18, 1998

                               TABLE OF CONTENTS

                             PAGE                                      PAGE
                             ----                                      ----
SUMMARY.....................   2            DIVIDENDS.................  13
TABLE OF FEES AND EXPENSES..   4            TAXES.....................  13
FINANCIAL HIGHLIGHTS........   5            NET ASSET VALUE...........  14
SUITABILITY FOR INVESTORS...   5            YIELD INFORMATION.........  15
INVESTMENT PROGRAM..........   6            REPORTS TO SHAREHOLDERS...  15
PURCHASE OF SHARES..........  10            MANAGEMENT OF THE FUND....  15
REDEMPTION OF SHARES........  12            GENERAL INFORMATION.......  18

                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE

  The Fund is an open-end diversified series management investment company. This Prospectus relates to the Private Investment Class (the "Class") of the Portfolio. The Portfolio is a money market fund which invests in money market instruments, such as U.S. Government obligations, bank obligations, commercial instruments and repurchase agreements. The instruments purchased by the Portfolio will have maturities of sixty days or less. The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

  Pursuant to separate prospectuses, the Fund also offers shares of other classes of the Fund representing interests in the Portfolio: the Cash Management Class, the Institutional Class, the Personal Investment Class, the Reserve Class and the Resource Class. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Fund also offers shares of classes of another portfolio, the Liquid Assets Portfolio, each pursuant to a separate prospectus. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The portfolios of the Fund are referred to collectively as the "Portfolios."

  All classes of the Portfolio share a common investment objective and portfolio of investments. Shares of each class of the Portfolio have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally those expenses, such as the advisory fee, that are allocated to the Portfolio as a whole. However, different classes of the Portfolio have different shareholder qualifications and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.

INVESTORS IN THE CLASS

  The Class is designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other financial institutions can invest in a diversified, open-end money market fund.

PURCHASE OF SHARES

  Shares of the Class that are offered hereby are sold at net asset value. The minimum initial investment in the Class is $10,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in funds immediately available to the Portfolio. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE

  The Portfolio uses the amortized cost method of valuing the securities held by the Portfolio and rounds the per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Portfolio's investment advisor and receives a fee based on the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under a separate Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing certain accounting and other administrative services for the Fund. See "Management of the Fund--Investment Advisor" and "Administrator." Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("Transfer Agent"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "General Information-- Transfer Agent and Custodian."

DISTRIBUTOR AND DISTRIBUTION PLAN

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. Pursuant to the Master Distribution Plan, the Fund may pay up to 0.50% of the average daily net assets of the Portfolio attributable to the shares of the Class to FMC as well as certain broker-dealers or other financial institutions. Of this amount, up to 0.25% may be for continuing personal services to shareholders provided by broker-dealers or institutions and the balance would be deemed an asset-based sales charge. See "Purchase of Shares" and "Management of the Fund--Distribution Plan."

SPECIAL CONSIDERATIONS

  The Portfolio may borrow money and enter into reverse repurchase agreements. The Portfolio may invest in certificates of deposit and time deposits of foreign branches of major domestic banks and in repurchase agreements. The Portfolio may purchase delayed delivery or when-issued securities. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest With Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                          TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES--PRIVATE INVESTMENT CLASS*
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price).............................................................. None
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price).................................................. None
 Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable)................................. None
 Redemption Fees (as a percentage of amount redeemed, if applicable).. None
 Exchange Fee......................................................... None
ANNUAL PORTFOLIO OPERATING EXPENSES--PRIVATE INVESTMENT CLASS (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
 Management Fees...................................................... 0.06%
 12b-1 Fees (after fee waivers)**..................................... 0.30%***
 Other Expenses....................................................... 0.03%
                                                                       ----
 Total Operating Expenses--Private Investment Class**................. 0.39%
                                                                       ====

----------
  * Beneficial owners of shares of the Class should consider the effect of any charges imposed by their bank or other financial institution for various services.
 ** Had there been no fee waivers, 12b-1 Fees and Total Operating Expenses would have been 0.50% and 0.59%, respectively.
*** It is possible that as a result of Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Class, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLE

  An investor in the Class would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

       1 year..............................................................  $ 4
       3 years.............................................................  $13
       5 years.............................................................  $22
       10 years............................................................  $49

  The Table of Fees and Expenses is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) The expense figures are based upon actual costs and fees charged to the Class for the fiscal year ended August 31, 1998. To the extent any service providers assume additional expenses of the Class, such assumption of additional expenses will have the effect of lowering the Class's overall expense ratio and increasing its yield to investors. Beneficial owners of shares of the Class should also consider the effect of any charges imposed by the institution maintaining their accounts.

  The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses--Private Investment Class" remain the same in the years shown.

  THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  Shown below are the per share data, ratios and supplemental data (collectively "data") for each of the years in the five-year period ended August 31, 1998 and for the period July 8, 1993 (date operations commenced) through August 31, 1993. The data has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Information.

                                                                             JULY 8, 1993
                                                                             (COMMENCEMENT
                                                                                  OF
                                                                              OPERATIONS)
                                                                             TO AUGUST 31,
                           1998         1997      1996      1995     1994        1993
                         --------     --------  --------  --------  -------  -------------
Net asset value,
 beginning of period.... $   1.00     $   1.00  $   1.00  $   1.00  $  1.00     $  1.00
Income from investment
 operations:
 Net investment income..     0.05         0.05      0.05      0.05     0.03        0.03
                         --------     --------  --------  --------  -------     -------
Less distributions:
 Dividends from net
  investment income.....    (0.05)       (0.05)    (0.05)    (0.05)   (0.03)      (0.03)
                         --------     --------  --------  --------  -------     -------
Net asset value, end of
 period................. $   1.00     $   1.00  $   1.00  $   1.00  $  1.00     $  1.00
                         ========     ========  ========  ========  =======     =======
Total return............     5.39%        5.21%     5.32%     5.48%    3.33%       3.24%(a)
                         ========     ========  ========  ========  =======     =======
Ratios/supplemental
 data:
 Net assets, end of
  period (000s omitted). $294,811     $235,447  $209,443  $154,278  $30,834     $17,857
                         ========     ========  ========  ========  =======     =======
 Ratio of expenses to
  average net assets(b).     0.39%(c)     0.39%     0.39%     0.39%    0.38%       0.37%(a)
                         ========     ========  ========  ========  =======     =======
 Ratio of net investment
  income to average net
  assets(d).............     5.26%(c)     5.10%     5.20%     5.50%    3.32%       2.85%(a)
                         ========     ========  ========  ========  =======     =======

----------
(a) Annualized.
(b) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.59%, 0.59%, 0.59%, 0.60%, 1.38% and 0.57% (annualized) for the periods
    1998-1993, respectively.
(c) Ratios are based on average net assets of $269,934,764.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.06%, 4.90%, 5.00%, 5.29%, 2.32% and 2.65%
    (annualized) for the periods 1998-1993, respectively.

                           SUITABILITY FOR INVESTORS

  The Class is intended for use primarily by customers of banks, certain broker-dealers and other financial institutions who seek a convenient vehicle in which to invest in an open-end diversified money market fund. The minimum initial investment is $10,000. Prospective investors should determine if an investment in the class is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  Investors in the Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments, and enjoy the benefits of diversification, economies of scale and same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the Class. It is anticipated that most investors will perform their own sub-accounting; however, sub-accounting services may be arranged through the Fund for shareholders who prefer not to perform such services.

                              INVESTMENT PROGRAM

  The investment objective of the Portfolio is deemed to be a matter of fundamental policy that may not be changed without the approval of a majority of the Portfolio's shares. The Board of Directors of the Fund reserves the right to change any of the investment policies, strategies or practices of the Portfolio, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market instruments. The money market instruments in which the Portfolio invests are considered to carry very little risk and accordingly may not have as high a yield as that available on money market instruments of lesser quality. The Portfolio consists exclusively of money market instruments which have maturities of 60 days or less from the date of purchase (except for securities subject to repurchase agreements which may have longer maturities), and normally does not maintain a dollar-weighted average maturity of its portfolio securities in excess of 40 days.

INVESTMENT POLICIES

  The Portfolio may invest in a broad range of government, bank and commercial obligations and taxable municipal securities that may be available in the money markets. Such obligations are collectively referred to as "Money Market Obligations" and include U.S. Treasury obligations, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased.

 Money Market Obligations

  The following list of descriptions illustrates the types of Money Market Obligations in which the Portfolio intends to invest. The list does not purport to be an exhaustive list of all Money Market Obligations, and the Portfolio reserves the right to invest in Money Market Obligations other than those listed below.

  COMMERCIAL INSTRUMENTS. The Portfolio intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"), as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. government securities. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are unsecured demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Portfolio. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

  REPURCHASE AGREEMENTS. The Portfolio intends to invest in repurchase agreements with banks and broker-dealers pertaining to the securities described above. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Fund's Board of Directors to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) the expense of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. Repurchase agreements will be secured by securities eligible under Rule 2a-7 of the 1940 Act. For additional information, see the Statement of Additional Information.

  GOVERNMENT OBLIGATIONS. The Portfolio may invest in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. Such obligations may be supported (a) by the full faith and credit of the U.S. Treasury (as in the case of Government National Mortgage Association Certificates), (b) by the right of the issuer to borrow from the U.S. Treasury (as in the case of obligations of the Federal Home Loan Bank), (c) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (as in the case of the Federal National Mortgage Association), or (d) only by the credit of the agency or instrumentality itself (as in the case of obligations of the Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future and it is not obligated to do so by law.

  BANK INSTRUMENTS. The Portfolio may invest in certificates of deposit ("CDs"), time deposits and bankers' acceptances of domestic commercial banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements and CDs of other domestic banks that are fully insured as to principal by the Federal Deposit Insurance Corporation. CDs represent short-term interest-bearing deposits of commercial banks against which negotiable certificates bearing stated rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks which arise primarily from international commercial transactions.

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will not make any time or savings deposit if, immediately after making such deposits, over 5% of the Portfolio's total assets would be invested in illiquid time and savings deposits.

 Investment Practices

  BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money and enter into reverse repurchase agreements with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement. Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio will give shareholders notice of its intent to enter into a reverse repurchase agreement in sufficient time to permit shareholder redemptions before the Portfolio enters into any reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  PURCHASING DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. The Portfolio may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

  Delayed delivery agreements are commitments by the Portfolio to dealers or issuers to acquire securities beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Portfolio's investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio and may enter into delayed delivery agreements to assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective.

  Debt securities are sometimes offered on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such debt securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable.

  If the Portfolio enters into a delayed delivery agreement or purchases a when-issued security, the Fund will direct its custodian bank to segregate liquid assets (including Money Market Obligations) in an amount equal to its delayed delivery agreement obligations or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of the Portfolio's delayed delivery agreement obligations and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Portfolio's exposure to market fluctuation, or may increase the possibility that the Portfolio will incur a short-term loss, if the Portfolio must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Portfolio will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by the Portfolio if, as a result, more than 25% of the Portfolio's net assets would become so committed.

  ILLIQUID SECURITIES. The Portfolio will invest no more than 10% of its net assets in illiquid securities.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  PORTFOLIO TRANSACTIONS. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Securities held by the Portfolio will be disposed of prior to maturity if an earlier disposition is deemed desirable by AIM to meet redemption requests. In addition, AIM will continually monitor the creditworthiness of issuers whose securities are held by the Portfolio, and securities held by the Portfolio may be disposed of prior to maturity as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of sixty days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

    (1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

    (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such rule may be amended from time to time and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

    (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities. The Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

  The Portfolio's investment objective and the three investment restrictions of the Portfolio set forth above (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.

  In addition to the restrictions described above, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time, which govern the operations of money market funds, and may be more restrictive than the policies described herein. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

                              PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Fund reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks and other institutions may charge a recordkeeping, account maintenance or other fee to their customers. Beneficial holders of shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product. Shares of the Class will earn the dividend declared on the effective date of purchase.

  A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Fund"s custodian bank, are open for business. It is expected that the Federal Reserve Bank of New York and The Bank of New York will be closed during the next twelve months on Saturdays and Sundays and on observed holidays of New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Further, the Portfolio reserves the right to change the time for which purchase orders for shares of the Private Investment Class must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  Shares of the Class are sold to customers of banks, certain broker-dealers and other financial institutions (each, an "Institution" and, collectively, "Institutions"). Individuals, corporations, partnerships and other businesses that maintain qualified accounts at an Institution may invest in the shares of the Class. Each Institution will render administrative support services to its customers who are the beneficial owners of the shares of the Class. Such services may include, among other things, establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions in shares of the Class; providing periodic statements showing a customer's account balance in shares of the Class; distribution of Fund proxy statements, annual reports and other communications to shareholders whose accounts are serviced by the Institution; and such other services as the Fund may reasonably request. Institutions will be required to certify to the Fund that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.

  Prior to the initial purchase of shares of the Class, an Account Application, which can be obtained from the Transfer Agent, must be completed and sent to the Transfer Agent at P.O. Box 4497, Houston, Texas 77210-4497. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to the Transfer Agent. An investor must open an account in the shares of the Class through an Institution in accordance with the procedures established by such Institution. Each Institution separately determines the rules applicable to accounts in the shares of the Class opened with it, including minimum initial and subsequent investment requirements and the procedures to be followed by investors to effect purchases of shares of the Class. The minimum initial investment is $10,000, and there is no minimum amount for subsequent purchases of shares of the Class by an Institution on behalf of its customers. An investor who proposes to open a Portfolio account with an Institution should consult with a representative of such Institution to obtain a description of the rules governing such an account. The Institution holds shares of the Class registered in its name, as agent for the customer, on the books of the Institution. A statement with regard to the customer's shares of the Class is supplied to the customer periodically, and confirmations of all transactions for the account of the customer are provided by the Institution to the customer promptly upon request. In addition, each Institution sends its customers proxies, periodic reports and other information from the Institution with regard to the customer's shares of the Class. The customer's shares of the Class are fully assignable and subject to encumbrance by the customer.

  All agreements which relate to a customer's account with an Institution are with the Institution. An investor may terminate his relationship with an Institution at any time, in which case an account in the investor's name will be established directly with the Portfolio and the investor will become a shareholder of record. In such case, however, the investor will not be able to directly purchase additional shares of the Class, except through reinvestment of dividends and distributions.

  Orders for the purchase of shares of the Class are placed by the investor with the Institution. The Institution is responsible for the prompt transmission of the order to the Transfer Agent. The Portfolio will normally be required to make immediate settlement in federal funds (member bank deposits with a Federal Reserve Bank) for portfolio securities purchased. Accordingly, payment for shares of the Class purchased by Institutions on behalf of their customers must be in federal funds. If an investor's order to purchase shares of the Class is paid for other than in federal funds, the Institution, acting on behalf of the investor, completes the conversion into federal funds (which may take two business days), or itself advances federal funds prior to conversion, and promptly transmits the order and payment in the form of federal funds to the Transfer Agent.

  Subject to the conditions stated above and to the Portfolio's right to reject any purchase order, orders will be accepted (a) when payment for shares of the Class purchased is received by The Bank of New York, the Fund's custodian bank, in the form described above and notice of such order is provided to the Transfer Agent or (b) at the time the order is placed, if the Portfolio is assured of payment.

  Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Portfolio and any funds received for which an order has not been received will be returned to the sending Institution. An order must specify that it is for the purchase of shares of the "Private Investment Class of the Prime Portfolio," otherwise any funds received will be returned to the sending Institution.

  In the interest of economy and convenience, certificates representing shares of the Class will not be issued except upon written request to the Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                             REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Portfolio. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark-- Remote. Normally, the net asset value per share of the Portfolio will remain constant at $1.00. See "Net Asset Value." Redemption requests with respect to shares of the Class for which certificates have not been issued are normally made through a customer's Institution.

  Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the Institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by the Transfer Agent after 4:00 p.m. Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 4:00 p.m. Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or the Transfer Agent.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction.

  Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.

  The shares of the Class are not redeemable at the option of the Fund unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund.

                                   DIVIDENDS

  Dividends from the net income of the Portfolio are declared daily to shareholders of record of the Class immediately after 4:00 p.m. Eastern Time on the day of declaration. Net income for dividend purposes is determined daily as of 4:00 p.m. Eastern Time. The dividend accrued and paid for the Class will consist of (a) income of the Portfolio, the allocation of which is based upon the Class's pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Fund expenses, such as custodian fees, directors' fees, accounting and legal expenses, based upon the Class's pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to the Class, such as distribution expenses, if any, and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in its net asset value, they are not expected to be of an amount which would affect its $1.00 per share net asset value for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Class at the net asset value as of 4:00 p.m. Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the Institution to the Transfer Agent at P.O. Box 4497, Houston, Texas 77210-4497 and will become effective with dividends paid after its receipt by the Transfer Agent. If a shareholder redeems all the shares of the Class in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The Portfolio uses its best efforts to maintain the net asset value per share of the Portfolio at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Fund's Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances, the Board of Directors might reduce or suspend the daily dividend in order to prevent, to the extent possible, the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares of the Class and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The policy of the Portfolio is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31. The Portfolio also intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

  Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or in additional shares of the Class. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend during January of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.

  The Portfolio will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore, the Portfolio may not offset its gains against the losses of the other portfolio of the Fund and each Portfolio of the Fund must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the Transfer Agent.

                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined daily as of 4:00 p.m. Eastern Time on each business day of the Fund. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.

  The securities of the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the SEC applicable to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions--Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the Class can be obtained by calling the Fund at (800) 877-7748. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of the Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. These factors should be carefully considered by the investor before making an investment in the Portfolio.

  For the seven-day period ended August 31, 1998, the current yield and the effective yield of the Class (which assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the annualized current yield for the period) were 5.29% and 5.43%, respectively. These yields are quoted for illustration purposes only. The yields for any other seven-day period may be substantially different from the yields quoted above.

  To assist banks and other institutions performing their own sub-accounting, same day information as to the daily dividend per share for the Portfolio to eight decimal places and current yield normally will be available by 5:00 p.m. Eastern Time.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held by the Portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

  Each shareholder will be provided with a written confirmation by its Institution for each transaction unless otherwise specified by the shareholder. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                            MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Fund's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Fund are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information--Year 2000 Compliance Project."

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 90 investment company portfolios. AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform (or arrange for the performance of) certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.

  For the fiscal year ended August 31, 1998, AIM received fees pursuant to the Advisory Agreement with respect to the Portfolio which represented 0.06% of the Portfolio's average daily net assets. During such fiscal year, the expenses of the Class, including AIM's fees, amounted to 0.39% of the Class's average daily net assets.

ADMINISTRATOR

  The Fund has also entered into a Master Administrative Services Agreement with AIM (the "Administrative Services Agreement"), as permitted by the Advisory Agreement pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Portfolio, including the services of a principal financial officer of the Fund and related staff. Under the Administrative Services Agreement, the Portfolio reimburses AIM for expenses incurred by AIM in connection with such services.


FEE WAIVERS

  AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expense prior to the end of each fiscal year.

DISTRIBUTOR

  The Fund has entered into a Master Distribution Agreement (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain directors and officers of the Fund are affiliated with FMC and AIM. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Class either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Class or the amount received as proceeds from such sales. Sales of the shares of the Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

  The Fund has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may compensate FMC in connection with the distribution of the shares of the Class in an amount equal to 0.50% on an annualized basis of the average daily net assets of the Portfolio attributable to the Class. Such amounts may be expended when and if authorized by the Board of Directors and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Plan.

  Of the compensation paid to FMC under the Plan, a service fee may be paid to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class. Payments to dealers and other financial institutions in excess of 0.25% of the average daily net assets of the Portfolio attributable to the Class which are attributable to the customers of such dealers or financial institutions and payments to FMC would be characterized as an asset-based sales charge pursuant to the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Class. The Plan does not obligate the Fund to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Fund will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.

  As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors"). In approving the Plan, the directors considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class.

  The Plan requires the officers of the Fund to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors shall review these reports in connection with their decisions with respect to the Plan.

  The Plan may be terminated by a vote of a majority of the Qualified Directors, or by a vote of a majority of the holders of the outstanding voting securities of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise the Plan may be amended by the Board of Directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment program. Certain research services furnished by dealers may be useful to AIM with respect to clients other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Fund was incorporated in Maryland on May 3, 1993. On October 15, 1993, the Portfolio succeeded to the assets and assumed the liabilities of the Prime Portfolio (the "Predecessor Portfolio") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Fund and STIC. All historical financial and other information contained in this Prospectus for periods prior to October 15, 1993 relating to the Portfolio (or a class thereof) is that of the Predecessor Portfolio (or the corresponding class thereof). Shares of common stock of the Fund are divided into twelve classes. Six classes, including the Class, represent interests in the Portfolio, and six classes represent interests in the Liquid Assets Portfolio. Each class of shares has a par value of $.001 per share. The other classes of the Fund may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Fund's other classes by contacting FMC.

  All shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The holders of shares of each portfolio have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus. In the event of liquidation or termination of the Fund, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Fund attributable or allocated to the respective portfolio based on the respective liquidation value of each portfolio. Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest.

  There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional portfolios and classes of the Fund without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York, 90 Washington Street, 11th floor New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. A I M Fund Services, Inc., P.O. Box 4497, Houston, Texas 77210-4497, acts as transfer agent for the shares of the Class.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Fund and passes upon certain legal matters for the Fund.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 877-7748.

YEAR 2000 COMPLIANCE PROJECT

  In providing services to the Fund, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the Fund provide the Fund and its shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely (i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the Fund will not otherwise be adversely affected by the year 2000 issue.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Fund or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

INVESTMENT ADVISOR
A I M ADVISORS, INC.                      SHORT-TERM
11 Greenway Plaza, Suite 100              INVESTMENTS CO.
Houston, Texas 77046-1173
(713) 626-1919                            PRIVATE
                                          INVESTMENT CLASS
DISTRIBUTOR                               OF THE
FUND MANAGEMENT COMPANY                   -------------------------------------
11 Greenway Plaza, Suite 100              PRIME PORTFOLIO            PROSPECTUS
Houston, Texas 77046-1173
(800) 877-7748                                                DECEMBER 18, 1998

AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana
Houston, Texas 77002

CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286

TRANSFER AGENT
A I M FUND SERVICES, INC.
P.O. Box 4497
Houston, Texas 77210-4497

NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN
THIS PROSPECTUS IN CONNECTION WITH
THE OFFERING MADE BY THIS
PROSPECTUS, AND IF GIVEN OR MADE,
SUCH INFORMATION OR REPRESENTATIONS
MUST NOT BE RELIED UPON AS HAVING
BEEN AUTHORIZED BY THE FUND OR THE
DISTRIBUTOR. THIS PROSPECTUS DOES
NOT CONSTITUTE AN OFFER IN ANY
JURISDICTION TO ANY PERSON TO WHOM
SUCH OFFERING MAY NOT LAWFULLY BE               [LOGO APPEARS HERE]
MADE.                                           FUND MANAGEMENT COMPANY

SHORT-TERM
INVESTMENTS CO.

                                  PROSPECTUS
--------------------------------------------------------------------------------
PRIME                          Prospectus
PORTFOLIO
                                The Prime Portfolio (the "Portfolio") is a
RESERVE CLASS                  money market fund whose investment objective is
                               the maximization of current income to the extent
DECEMBER 18, 1998              consistent with the preservation of capital and
                               the maintenance of liquidity. The Portfolio
                               seeks to achieve its objective by investing in
                               high grade money market instruments, such as
                               U.S. Government obligations, bank obligations,
                               commercial instruments and repurchase
                               agreements. The instruments purchased by the
                               Portfolio will have maturities of sixty days or
                               less.

                                The Portfolio is a series portfolio of Short-
                               Term Investments Co. (the "Fund"), an open-end, diversified, series, management investment company. This Prospectus relates solely to the Reserve Class of the Portfolio, a class of shares designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other financial institutions can invest in a diversified, money market fund.

                                THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.

                                THIS PROSPECTUS SETS FORTH BASIC INFORMATION
                               THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE
                               INVESTING IN SHARES OF THE RESERVE CLASS OF THE
                               PORTFOLIO AND SHOULD BE READ AND RETAINED FOR
                               FUTURE REFERENCE. A STATEMENT OF ADDITIONAL
                               INFORMATION, DATED DECEMBER 18, 1998, HAS BEEN
                               FILED WITH THE UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY
                               INCORPORATED BY REFERENCE. FOR A COPY OF THE
                               STATEMENT OF ADDITIONAL INFORMATION WITHOUT
                               CHARGE, WRITE TO THE ADDRESS BELOW OR CALL (800)
                               467-8792. THE SEC MAINTAINS A WEB SITE AT
                               HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT
                               OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED
                               BY REFERENCE, AND OTHER INFORMATION REGARDING
                               THE FUND.

                                THE PORTFOLIO'S SHARES ARE NOT DEPOSITS OR
                               OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
                               ANY BANK, AND THE PORTFOLIO'S SHARES ARE NOT
                               FEDERALLY INSURED OR GUARANTEED BY THE U.S.
                               GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
                               CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
                               OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                               PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET
                               ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE
[LOGO APPEARS HERE]            PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING
Fund Management Company        THE POSSIBLE LOSS OF PRINCIPAL.

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

(800) 467-8792

                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE

  The Fund is an open-end diversified series management investment company. This Prospectus relates to the Reserve Class (the "Class") of the Portfolio. The Portfolio is a money market fund which invests in money market instruments, such as U.S. Government obligations, bank obligations, commercial instruments and repurchase agreements. The instruments purchased by the Portfolio will have maturities of sixty days or less. The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

  Pursuant to separate prospectuses, the Fund also offers shares of other classes of the Fund representing interests in the Portfolio: the Cash Management Class, the Institutional Class, the Personal Investment Class, the Private Investment Class and the Resource Class. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Fund also offers shares of classes of another portfolio, the Liquid Assets Portfolio, each pursuant to a separate prospectus. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The portfolios of the Fund are referred to collectively as the "Portfolios."

  All classes of the Portfolio share a common investment objective and portfolio of investments. Shares of each class of the Portfolio have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally those expenses, such as the advisory fee, that are allocated to the Portfolio as a whole. However, different classes of the Portfolio have different shareholder qualifications and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.

INVESTORS IN THE CLASS

  The Class is designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other financial institutions can invest in a diversified, open-end money market fund.

PURCHASE OF SHARES

  Shares of the Class that are offered hereby are sold at net asset value. The minimum initial investment in the Class is $1,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in funds immediately available to the Portfolio. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE

  The Portfolio uses the amortized cost method of valuing the securities held by the Portfolio and rounds the per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Portfolio's investment advisor and receives a fee based on the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under a separate Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing certain accounting and other administrative services for the Fund. See "Management of the Fund-- Investment Advisor" and "Administrator." Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("Transfer Agent"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "General Information--Transfer Agent and Custodian."

DISTRIBUTOR AND DISTRIBUTION PLAN

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. Pursuant to the Master Distribution Plan, the Fund may pay up to 1.00% of the average daily net assets of the Portfolio attributable to the shares of the Class to FMC as well as certain broker-dealers or other financial institutions. Of this amount, up to 0.25% may be for continuing personal services to shareholders provided by broker-dealers or institutions and the balance would be deemed an asset-based sales charge. See "Purchase of Shares" and "Management of the Fund--Distribution Plan."

SPECIAL CONSIDERATIONS

  The Portfolio may borrow money and enter into reverse repurchase agreements. The Portfolio may invest in certificates of deposit and time deposits of foreign branches of major domestic banks and in repurchase agreements. The Portfolio may purchase delayed delivery or when-issued securities. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest With Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES-- RESERVE CLASS*
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price).............................................................. None
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price).................................................. None
 Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable)................................. None
 Redemption Fees (as a percentage of amount redeemed, if applicable).. None
 Exchange Fee......................................................... None
ANNUAL PORTFOLIO OPERATING EXPENSES -- RESERVE CLASS (AS A PERCENTAGE
 OF AVERAGE NET ASSETS)
 Management Fees...................................................... 0.06%
 12b-1 Fees (after fee waivers)**..................................... 0.80%***
 Other Expenses....................................................... 0.03%
                                                                       ----
 Total Operating Expenses -- Reserve Class**.......................... 0.89%
                                                                       ====

-------
 * Beneficial owners of shares of the Class should consider the effect of any charges imposed by their bank or other financial institution for various services.
** Had there been no fee waivers, 12b-1 Fees and Total Operating Expenses would be 1.00% and 1.09%, respectively.
*** It is possible that as a result of Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Class, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLE

  An investor in the Class would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

       1 year............................................................  $ 9
       3 years...........................................................  $28

  The Table of Fees and Expenses is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) The "Total Operating Expenses -- Reserve Class" figure is based upon costs and the estimated size of the Class and fees to be charged for the current fiscal period. The "Other expenses" and "12b-1 fees" figures are based upon estimated costs and the estimated size of the Class and the Portfolio and estimated fees to be charged for the current fiscal period. Thus, actual expenses may be greater or less than such estimates. The Table of Fees and Expenses reflects a voluntary waiver of management fees and 12b-1 fees for the Class. Future waivers of fees (if any) may vary from the figures listed in the Table of Fees and Expenses. To the extent any service providers assume additional expenses of the Class, such assumption of additional expenses will have the effect of lowering the Class's overall expense ratio and increasing its yield to investors. Beneficial owners of shares of the Class should also consider the effect of any charges imposed by the institution maintaining their accounts.

  The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses -- Reserve Class" remain the same in the years shown.

  THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                           SUITABILITY FOR INVESTORS

  The Class is intended for use primarily by customers of banks, certain broker-dealers and other financial institutions who seek a convenient vehicle in which to invest in an open-end diversified money market fund. The minimum initial investment is $1,000. Prospective investors should determine if an investment in the class is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  Investors in the Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments, and enjoy the benefits of diversification, economies of scale and same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the Class. It is anticipated that most investors will perform their own sub-accounting; however, sub-accounting services may be arranged through the Fund for shareholders who prefer not to perform such services.

                               INVESTMENT PROGRAM

  The investment objective of the Portfolio is deemed to be a matter of fundamental policy that may not be changed without the approval of a majority of the Portfolio's shares. The Board of Directors of the Fund reserves the right to change any of the investment policies, strategies or practices of the Portfolio, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market instruments. The money market instruments in which the Portfolio invests are considered to carry very little risk and accordingly may not have as high a yield as that available on money market instruments of lesser quality. The Portfolio consists exclusively of money market instruments which have maturities of 60 days or less from the date of purchase (except for securities subject to repurchase agreements which may have longer maturities), and normally does not maintain a dollar-weighted average maturity of its portfolio securities in excess of 40 days.

INVESTMENT POLICIES

  The Portfolio may invest in a broad range of government, bank and commercial obligations and taxable municipal securities that may be available in the money markets. Such obligations are collectively referred to as "Money Market Obligations" and include U.S. Treasury obligations, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased.

 Money Market Obligations

  The following list of descriptions illustrates the types of Money Market Obligations in which the Portfolio intends to invest. The list does not purport to be an exhaustive list of all Money Market Obligations, and the Portfolio reserves the right to invest in Money Market Obligations other than those listed below.

  COMMERCIAL INSTRUMENTS. The Portfolio intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"), as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. government securities. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are unsecured demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Portfolio. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

  REPURCHASE AGREEMENTS. The Portfolio intends to invest in repurchase agreements with banks and broker-dealers pertaining to the securities described above. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Fund's Board of Directors to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) the expense of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. Repurchase agreements will be secured by securities eligible under Rule 2a-7 of the 1940 Act. For additional information, see the Statement of Additional Information.

  GOVERNMENT OBLIGATIONS. The Portfolio may invest in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. Such obligations may be supported (a) by the full faith and credit of the U.S. Treasury (as in the case of Government National Mortgage Association Certificates), (b) by the right of the issuer to borrow from the U.S. Treasury (as in the case of obligations of the Federal Home Loan Bank), (c) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (as in the case of the Federal National Mortgage Association), or (d) only by the credit of the agency or instrumentality itself (as in the case of obligations of the Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future and it is not obligated to do so by law.

  BANK INSTRUMENTS. The Portfolio may invest in certificates of deposit ("CDs"), time deposits and bankers' acceptances of domestic commercial banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements and CDs of other domestic banks that are fully insured as to principal by the Federal Deposit Insurance Corporation. CDs represent short-term interest-bearing deposits of commercial banks against which negotiable certificates bearing stated rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks which arise primarily from international commercial transactions.

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will not make any time or savings deposit if, immediately after making such deposits, over 5% of the Portfolio's total assets would be invested in illiquid time and savings deposits.

 Investment Practices

  BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money and enter into reverse repurchase agreements with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement. Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio will give shareholders notice of its intent to enter into a reverse repurchase agreement in sufficient time to permit shareholders redemptions before the Portfolio enters into any reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.


  LENDING OF PORTFOLIO SECURITIES. The Portfolio may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  PURCHASING DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. The Portfolio may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

  Delayed delivery agreements are commitments by the Portfolio to dealers or issuers to acquire securities beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Portfolio's investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio and may enter into delayed delivery agreements to assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective.

  Debt securities are sometimes offered on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such debt securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable.

  If the Portfolio enters into a delayed delivery agreement or purchases a when-issued security, the Fund will direct its custodian bank to segregate liquid assets (including Money Market Obligations) in an amount equal to its delayed delivery agreement obligations or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of the Portfolio's delayed delivery agreement obligations and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Portfolio's exposure to market fluctuation, or may increase the possibility that the Portfolio will incur a short-term loss, if the Portfolio must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Portfolio will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by the Portfolio if, as a result, more than 25% of the Portfolio's net assets would become so committed.

  ILLIQUID SECURITIES. The Portfolio will invest no more than 10% of its net assets in illiquid securities.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  PORTFOLIO TRANSACTIONS. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Securities held by the Portfolio will be disposed of prior to maturity if an earlier disposition is deemed desirable by AIM to meet redemption requests. In addition, AIM will continually monitor the creditworthiness of issuers whose securities are held by the Portfolio, and securities held by the Portfolio may be disposed of prior to maturity as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of sixty days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

    (1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

    (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such rule may be amended from time to time and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

    (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities. The Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

  The Portfolio's investment objective and the three investment restrictions of the Portfolio set forth above (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.

  In addition to the restrictions described above, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time, which govern the operations of money market funds, and may be more restrictive than the policies described herein. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Fund reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks and other institutions may charge a recordkeeping, account maintenance or other fee to their customers. Beneficial holders of shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product. Shares of the Class will earn the dividend declared on the effective date of purchase.

  A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Fund"s custodian bank, are open for business. It is expected that the Federal Reserve Bank of New York and The Bank of New York will be closed during the next twelve months on Saturdays and Sundays and on observed holidays of New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Further, the Portfolio reserves the right to change the time for which purchase orders for shares of the Reserve Class must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  Shares of the Class are sold to customers of banks, certain broker-dealers and other financial institutions (each, an "Institution" and, collectively, "Institutions"). Individuals, corporations, partnerships and other businesses that maintain qualified accounts at an Institution may invest in the shares of the Class. Each Institution will render administrative support services to its customers who are the beneficial owners of the shares of the Class. Such services may include, among other things, establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions in shares of the Class; providing periodic statements showing a customer's account balance in shares of the Class; distribution of Fund proxy statements, annual reports and other communications to shareholders whose accounts are serviced by the Institution; and such other services as the Fund may reasonably request. Institutions will be required to certify to the Fund that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.

  Prior to the initial purchase of shares of the Class, an Account Application, which can be obtained from the Transfer Agent, must be completed and sent to the Transfer Agent at P.O. Box 4497, Houston, Texas 77210-4497. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to the Transfer Agent. An investor must open an account in the shares of the Class through an Institution in accordance with the procedures established by such Institution. Each Institution separately determines the rules applicable to accounts in the shares of the Class opened with it, including minimum initial and subsequent investment requirements and the procedures to be followed by investors to effect purchases of shares of the Class. The minimum initial investment is $1,000, and there is no minimum amount for subsequent purchases of shares of the Class by an Institution on behalf of its customers. An investor who proposes to open a Portfolio account with an Institution should consult with a representative of such Institution to obtain a description of the rules governing such an account. The Institution holds shares of the Class registered in its name, as agent for the customer, on the books of the Institution. A statement with regard to the customer's shares of the Class is supplied to the customer periodically, and confirmations of all transactions for the account of the customer are provided by the Institution to the customer promptly upon request. In addition, each Institution sends its customers proxies, periodic reports and other information from the Institution with regard to the customer's shares of the Class. The customer's shares of the Class are fully assignable and subject to encumbrance by the customer.

  All agreements which relate to a customer's account with an Institution are with the Institution. An investor may terminate his relationship with an Institution at any time, in which case an account in the investor's name will be established directly with the Portfolio and the investor will become a shareholder of record. In such case, however, the investor will not be able to directly purchase additional shares of the Class, except through reinvestment of dividends and distributions.

  Orders for the purchase of shares of the Class are placed by the investor with the Institution. The Institution is responsible for the prompt transmission of the order to the Transfer Agent. The Portfolio will normally be required to make immediate settlement in federal funds (member bank deposits with a Federal Reserve Bank) for portfolio securities purchased. Accordingly, payment for shares of the Class purchased by Institutions on behalf of their customers must be in federal funds. If an investor's order to purchase shares of the Class is paid for other than in federal funds, the Institution, acting on behalf of the investor, completes the conversion into federal funds (which may take two business days), or itself advances federal funds prior to conversion, and promptly transmits the order and payment in the form of federal funds to the Transfer Agent.

  Subject to the conditions stated above and to the Portfolio's right to reject any purchase order, orders will be accepted (a) when payment for shares of the Class purchased is received by The Bank of New York, the Fund's custodian bank, in the form described above and notice of such order is provided to the Transfer Agent or (b) at the time the order is placed, if the Portfolio is assured of payment.

  Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Portfolio and any funds received for which an order has not been received will be returned to the sending Institution. An order must specify that it is for the purchase of shares of the "Reserve Class of the Prime Portfolio," otherwise any funds received will be returned to the sending Institution.

  In the interest of economy and convenience, certificates representing shares of the Class will not be issued except upon written request to the Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Portfolio. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark-- Remote. Normally, the net asset value per share of the Portfolio will remain constant at $1.00. See "Net Asset Value." Redemption requests with respect to shares of the Class for which certificates have not been issued are normally made through a customer's Institution.

  Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the Institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by the Transfer Agent after 4:00 p.m. Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 4:00 p.m. Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or the Transfer Agent.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction.

  Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.

  The shares of the Class are not redeemable at the option of the Fund unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund.

                                   DIVIDENDS

  Dividends from the net income of the Portfolio are declared daily to shareholders of record of the Class immediately after 4:00 p.m. Eastern Time on the day of declaration. Net income for dividend purposes is determined daily as of 4:00 p.m. Eastern Time. The dividend accrued and paid for the Class will consist of (a) income of the Portfolio, the allocation of which is based upon the Class's pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Fund expenses, such as custodian fees, directors' fees, accounting and legal expenses, based upon the Class's pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to the Class, such as distribution expenses, if any, and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in its net asset value, they are not expected to be of an amount which would affect its $1.00 per share net asset value for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Class at the net asset value as of 4:00 p.m. Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the Institution to the Transfer Agent at P.O. Box 4497, Houston, Texas 77210-4497 and will become effective with dividends paid after its receipt by the Transfer Agent. If a shareholder redeems all the shares of the Class in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The Portfolio uses its best efforts to maintain the net asset value per share of the Portfolio at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Fund's Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances, the Board of Directors might reduce or suspend the daily dividend in order to prevent, to the extent possible, the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares of the Class and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The policy of the Portfolio is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31. The Portfolio also intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

  Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or in additional shares of the Class. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend during January of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.

  The Portfolio will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore, the Portfolio may not offset its gains against the losses of the other portfolio of the Fund and each Portfolio of the Fund must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the Transfer Agent.

                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined daily as of 4:00 p.m. Eastern Time on each business day of the Fund. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.

  The securities of the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the SEC applicable to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions -- Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the Class can be obtained by calling the Fund at (800) 467-8792. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of the Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. These factors should be carefully considered by the investor before making an investment in the Portfolio.

  To assist banks and other institutions performing their own sub-accounting, same day information as to the daily dividend per share for the Portfolio to eight decimal places and current yield normally will be available by 5:00 p.m. Eastern Time.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held by the Portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

  Each shareholder will be provided with a written confirmation by its Institution for each transaction unless otherwise specified by the shareholder. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Fund's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Fund are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 90 investment company portfolios. AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform (or arrange for the performance of) certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.

  For the fiscal year ended August 31, 1998, AIM received fees pursuant to the Advisory Agreement with respect to the Portfolio which represented 0.06% of the Portfolio's average daily net assets.

ADMINISTRATOR

  The Fund has also entered into a Master Administrative Services Agreement with AIM (the "Administrative Services Agreement"), as permitted by the Advisory Agreement pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Portfolio, including the services of a principal financial officer of the Fund and related staff. Under the Administrative Services Agreement, the Portfolio reimburses AIM for expenses incurred by AIM in connection with such services.


FEE WAIVERS

  AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expense prior to the end of each fiscal year.

DISTRIBUTOR

  The Fund has entered into a Master Distribution Agreement (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain directors and officers of the Fund are affiliated with FMC and AIM. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Class either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Class or the amount received as proceeds from such sales. Sales of the shares of the Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

  The Fund has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may compensate FMC in connection with the distribution of the shares of the Class in an amount equal to 1.00% on an annualized basis of the average daily net assets of the Portfolio attributable to the Class. Such amounts may be expended when and if authorized by the Board of Directors and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Plan.

  Of the compensation paid to FMC under the Plan, a service fee may be paid to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class. Payments to dealers and other financial institutions in excess of 0.25% of the average daily net assets of the Portfolio attributable to the Class which are attributable to the customers of such dealers or financial institutions and payments to FMC would be characterized as an asset-based sales charge pursuant to the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Class. The Plan does not obligate the Fund to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Fund will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.

  As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors"). In approving the Plan, the directors considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class.

  The Plan requires the officers of the Fund to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors shall review these reports in connection with their decisions with respect to the Plan.

  The Plan may be terminated by a vote of a majority of the Qualified Directors, or by a vote of a majority of the holders of the outstanding voting securities of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise the Plan may be amended by the Board of Directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment program. Certain research services furnished by dealers may be useful to AIM with respect to clients other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Fund was incorporated in Maryland on May 3, 1993. On October 15, 1993, the Portfolio succeeded to the assets and assumed the liabilities of the Prime Portfolio (the "Predecessor Portfolio") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Fund and STIC. All historical financial and other information contained in this Prospectus for periods prior to October 15, 1993 relating to the Portfolio (or a class thereof) is that of the Predecessor Portfolio (or the corresponding class thereof). Shares of common stock of the Fund are divided into twelve classes. Six classes, including the Class, represent interests in the Portfolio, and six classes represent interests in the Liquid Assets Portfolio. Each class of shares has a par value of $.001 per share. The other classes of the Fund may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Fund's other classes by contacting FMC.

  All shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The holders of shares of each portfolio have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus. In the event of liquidation or termination of the Fund, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Fund attributable or allocated to the respective portfolio based on the respective liquidation value of each portfolio. Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest.

  There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional portfolios and classes of the Fund without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York, 90 Washington Street, 11th floor New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. A I M Fund Services, Inc., P.O. Box 4497, Houston, Texas 77210-4497, acts as transfer agent for the shares of the Class.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Fund and passes upon certain legal matters for the Fund.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 467-8792.

YEAR 2000 COMPLIANCE PROJECT

  In providing services to the Fund, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the Fund provide the Fund and its subsidiaries.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely (i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that Fund will not otherwise be adversely affected by the year 2000 issue.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Fund or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

--------------------------------------   ---------------------------------------
--------------------------------------   ---------------------------------------

SHORT-TERM INVESTMENTS CO.                              PROSPECTUS
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173                            December 18, 1998
(800) 467-8792                                          SHORT-TERM
                                                     INVESTMENTS CO.
INVESTMENT ADVISOR
A I M ADVISORS, INC.                                  ------------
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173                            PRIME PORTFOLIO
(713) 626-1919
                                                       ------------
DISTRIBUTOR
FUND MANAGEMENT COMPANY                                RESERVE CLASS
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(800) 467-8792                                       TABLE OF CONTENTS

AUDITORS
KPMG PEAT MARWICK LLP                                                     PAGE
700 Louisiana                                                             ----
Houston, Texas 77002
                                          SUMMARY........................   2
CUSTODIAN                                 TABLE OF FEES AND EXPENSES.....   4
THE BANK OF NEW YORK                      SUITABILITY FOR INVESTORS......   5
90 Washington Street                      INVESTMENT PROGRAM.............   5
11th Floor                                PURCHASE OF SHARES.............   8
New York, New York 10286                  REDEMPTION OF SHARES...........   9
                                          DIVIDENDS......................  10
TRANSFER AGENT                            TAXES..........................  10
A I M FUND SERVICES, INC.                 NET ASSET VALUE................  11
P.O. Box 4497                             YIELD INFORMATION..............  11
Houston, Texas 77210-4497                 REPORTS TO SHAREHOLDERS........  12
                                          MANAGEMENT OF THE FUND.........  12
                                          GENERAL INFORMATION............  14


NO PERSON HAS BEEN AUTHORIZED
TO GIVE ANY INFORMATION OR TO
MAKE ANY REPRESENTATIONS NOT
CONTAINED IN THIS PROSPECTUS
IN CONNECTION WITH THE
OFFERING MADE BY THIS
PROSPECTUS, AND IF GIVEN OR
MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND OR THE
DISTRIBUTOR. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER
IN ANY JURISDICTION TO ANY
PERSON TO WHOM SUCH OFFERING
MAY NOT LAWFULLY BE MADE.

--------------------------------------   ---------------------------------------
--------------------------------------   ---------------------------------------

SHORT-TERM
INVESTMENTS CO.
                                   PROSPECTUS

------------------------------  ----------------------------------------------------------------------------------

                                  The Prime Portfolio (the "Portfolio") is a money market fund whose investment
PRIME                           objective is the maximization of current income to the extent consistent with
PORTFOLIO                       the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market
RESOURCE                        instruments, such as U.S. Government obligations, bank obligations, commercial
CLASS                           instruments and repurchase agreements. The instruments purchased by the
                                Portfolio will have maturities of sixty days or less.
DECEMBER 18, 1998
                                  The Portfolio is a series portfolio of Short-Term Investments Co. (the
                                "Fund"), an open-end, diversified, series management investment company. This
                                Prospectus relates solely to the Resource Class of the Portfolio, a class of shares designed to be a convenient vehicle in which institutional customers of banks, certain broker-dealers and other financial institutions can invest in a diversified, money market fund.

                                  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                                EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
                                THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                                IS A CRIMINAL OFFENSE.

                                  THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A PROSPECTIVE INVESTOR
                                SHOULD KNOW BEFORE INVESTING IN SHARES OF THE RESOURCE CLASS OF THE PORTFOLIO
                                AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL
                                INFORMATION, DATED DECEMBER 18, 1998, HAS BEEN FILED WITH THE UNITED STATES
                                SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY
                                REFERENCE. FOR A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION WITHOUT
                                CHARGE, WRITE TO THE ADDRESS BELOW OR CALL (800) 825-6858. THE SEC MAINTAINS A
                                WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL
                                INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION
                                REGARDING THE FUND.

                                  THE PORTFOLIO'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
                                ENDORSED BY, ANY BANK, AND THE PORTFOLIO'S SHARES ARE NOT FEDERALLY INSURED OR
                                GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION,
                                THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT
                                THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
[LOGO APPEARS HERE]             SHARE. SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE
Fund Management Company         LOSS OF PRINCIPAL.

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173
(800) 825-6858



                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE

  The Fund is an open-end diversified series management investment company. This Prospectus relates to the Resource Class (the "Class") of the Portfolio. The Portfolio is a money market fund which invests in money market instruments, such as U.S. Government obligations, bank obligations, commercial instruments and repurchase agreements. The instruments purchased by the Portfolio will have maturities of sixty days or less. The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

  Pursuant to separate prospectuses, the Fund also offers shares of other classes of common stock of the Fund representing interests in the Portfolio: the Cash Management Class, the Institutional Class, the Personal Investment Class, the Private Investment Class and the Reserve Class. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Fund also offers shares of classes of another portfolio, the Liquid Assets Portfolio, each pursuant to a separate prospectus. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The portfolios of the Fund are referred to collectively as the "Portfolios."

  All classes of the Portfolio share a common investment objective and portfolio of investments. Shares of each class of the Portfolio have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally those expenses, such as the advisory fee, that are allocated to the Portfolio as a whole. However, different classes of the Portfolio have different shareholder qualifications and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.

INVESTORS IN THE CLASS

  The Class is designed to be a convenient vehicle in which institutional customers of banks, certain broker-dealers and other financial institutions can invest in a diversified open-end money market fund.

PURCHASE OF SHARES

  Shares of the Class that are offered hereby are sold at net asset value. The minimum initial investment in the Class is $10,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in funds immediately available to the Portfolio. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE

  The Portfolio uses the amortized cost method of valuing the securities of the Portfolio and rounds the per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Portfolio's investment advisor and receives a fee based on the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under a separate Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing certain accounting and other administrative services for the Fund. See "Management of the Fund-- Investment Advisor" and "--Administrator." Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("Transfer Agent"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "General Information--Transfer Agent and Custodian."

DISTRIBUTOR AND DISTRIBUTION PLAN

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. Pursuant to the Master Distribution Plan, the Fund may pay up to 0.20% of the average daily net assets of the Portfolio attributable to the shares of the Class to FMC as well as certain broker-dealers or other financial institutions as compensation for distribution-related services. See "Purchase of Shares" and "Management of the Fund--Distribution Plan."

SPECIAL CONSIDERATIONS

  The Portfolio may borrow money and enter into reverse repurchase agreements. The Portfolio may invest in certificates of deposit and time deposits of foreign branches of major domestic banks and in repurchase agreements. The Portfolio may purchase delayed delivery or when-issued securities. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest With Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES-- RESOURCE CLASS*
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)................................................................  None
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price).......................................................  None
  Deferred Sales Load (as a percentage of original purchase price or re-
   demption proceeds, as applicable).....................................  None
  Redemption Fees (as a percentage of amount redeemed, if applicable)....  None
  Exchange Fee...........................................................  None
ANNUAL PORTFOLIO OPERATING EXPENSES -- RESOURCE CLASS (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
  Management Fees........................................................  0.06%
  12b-1 Fees (after fee waivers)**.......................................  0.16%
  Other Expenses.........................................................  0.03%
                                                                           ----
  Total Operating Expenses --Resource Class**............................  0.25%
                                                                           ====

------
* Beneficial owners of shares of the Class should consider the effect of any charges imposed by their bank or other financial institution for various services.

** Had there been no fee waivers, 12b-1 fees and Total Operating Expenses would have been 0.20% and 0.29%, respectively.

EXAMPLE

  An investor in the Class would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

      1 year........................................................... $ 3
      3 years.......................................................... $ 8
      5 years.......................................................... $14
      10 years......................................................... $32

  The Table of Fees and Expenses is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) The expense figures are based upon actual costs and fees charged to the Class for the fiscal year ended August 31, 1998. To the extent any service providers assume expenses of the Class, such assumption will have the effect of lowering the Class's overall expense ratio and increasing its yield to investors. Beneficial owners of shares of the Class should also consider the effect of any charges imposed by the institution maintaining their accounts.

  The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses--Resource Class" remain the same in the years shown.

  THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

  Shown below are the per share data, ratios and supplemental data (collectively, "data") for each of the years in the two-year period ended August 31, 1998 and for the period January 16, 1996 (date operations commenced) through August 31, 1996. The data has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Information.

                                                                   JANUARY 16,
                                                                      1996
                                                                  (COMMENCEMENT
                                                                       OF
                                                                   OPERATIONS)
                                                                  TO AUGUST 31,
                                             1998         1997        1996
                                           --------     --------  -------------
Net asset value, beginning of period.....  $   1.00     $   1.00     $  1.00
Income from investment operations:
  Net investment income..................      0.05         0.05        0.03
                                           --------     --------     -------
Less distributions:
  Dividends from net investment income...     (0.05)       (0.05)      (0.03)
                                           --------     --------     -------
Net asset value, end of period...........  $   1.00     $   1.00     $  1.00
                                           ========     ========     =======
Total return.............................      5.54%        5.36%       5.23%(a)
                                           ========     ========     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted).  $698,380     $161,701     $58,012
                                           ========     ========     =======
Ratio of expenses to average net
 assets(b)...............................      0.25%(c)     0.25%       0.25%(a)
                                           ========     ========     =======
Ratio of net investment income to average
 net assets(d)...........................      5.40%(c)     5.25%       5.18%(a)
                                           ========     ========     =======

(a) Annualized.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursement were 0.29%, 0.29% and 0.29% (annualized), for the periods 1998-1996, respectively.

(c) Ratios are based on average net assets of $360,386,719.

(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.36%, 5.21% and 5.14% (annualized), for the periods 1998-1996, respectively.

                           SUITABILITY FOR INVESTORS

  The shares of the Class are intended for use primarily by institutional customers of banks, certain broker-dealers and other financial institutions who seek a convenient vehicle in which to invest in an open-end diversified money market fund. It is expected that the shares of the Class may be particularly suitable investments for corporate cash managers, municipalities or other public entities. Prospective investors should determine if an investment in the Class is consistent with the objectives of an account and with applicable state and federal laws and regulations. The minimum initial investment is $10,000.

  Investors in the shares of the Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments, and enjoy the benefits of diversification, economies of scale and same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the shares of the Class. It is anticipated that most investors will perform their own sub-accounting; however, sub-accounting services may be arranged through the Fund for shareholders who prefer not to perform such services.

                               INVESTMENT PROGRAM

  The investment objective of the Portfolio is deemed to be a matter of fundamental policy that may not be changed without the approval of a majority of the Portfolio's shares. The Board of Directors of the Fund reserves the right to change any of the investment policies, strategies or practices of the Portfolio, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in high grade money market instruments. The money market instruments in which the Portfolio invests are considered to carry very little risk and accordingly may not have as high a yield as that available on money market instruments of lesser quality. The Portfolio consists exclusively of money market instruments which have maturities of 60 days or less from the date of purchase (except for securities subject to repurchase agreements which may have longer maturities), and normally does not maintain a dollar-weighted average maturity of its portfolio securities in excess of 40 days.

INVESTMENT POLICIES

  The Portfolio may invest in a broad range of government, bank and commercial obligations and taxable municipal securities that may be available in the money markets. Such obligations are collectively referred to as "Money Market Obligations" and include U.S. Treasury obligations, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased.

 Money Market Obligations

  The following list of descriptions illustrates the types of Money Market Obligations in which the Portfolio intends to invest. The list does not purport to be an exhaustive list of all Money Market Obligations, and the Portfolio reserves the right to invest in Money Market Obligations other than those listed below.

  COMMERCIAL INSTRUMENTS. The Portfolio intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"), as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. government securities. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are unsecured demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Portfolio. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

  REPURCHASE AGREEMENTS. The Portfolio intends to invest in repurchase agreements with banks and broker-dealers pertaining to the securities described above. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Fund's Board of Directors to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. Repurchase agreements will be secured by securities eligible under Rule 2a-7 of the 1940 Act. For additional information, see the Statement of Additional Information.

  GOVERNMENT OBLIGATIONS. The Portfolio may invest in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. Such obligations may be supported (a) by the full faith and credit of the U.S. Treasury (as in the case of Government National Mortgage Association Certificates), (b) by the right of the issuer to borrow from the U.S. Treasury (as in the case of obligations of the Federal Home Loan Bank), (c) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (as in the case of the Federal National Mortgage Association), or (d) only by the credit of the agency or instrumentality itself (as in the case of obligations of the Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future and it is not obligated to do so by law.

  BANK INSTRUMENTS. The Portfolio may invest in certificates of deposit ("CDs"), time deposits and bankers' acceptances of domestic commercial banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements and CDs of other domestic banks that are fully insured as to principal by the Federal Deposit Insurance Corporation. CDs represent short-term interest-bearing deposits of commercial banks against which negotiable certificates bearing stated rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks which arise primarily from international commercial transactions.

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets in excess of $1.5 billion as of the date of their most recently published financial statements. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will not make any time or savings deposit if, immediately after making such deposit, over 5% of the Portfolio's total assets would be invested in time and savings deposits.

  Investment Practices

  BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money and enter into reverse repurchase agreements with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement. Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio will give shareholders notice of its intent to enter into a reverse repurchase agreement in sufficient time to permit shareholder redemptions before the Portfolio enters into any reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.


  LENDING OF PORTFOLIO SECURITIES. The Portfolio may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  PURCHASING DELAYED DELIVERY AND WHEN-ISSUED SECURITIES.The Portfolio may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

  Delayed delivery agreements are commitments by the Portfolio to dealers or issuers to acquire securities beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Portfolio's investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio and may enter into delayed delivery agreements to assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective.

  Debt securities are sometimes offered on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such debt securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable.

  If the Portfolio enters into a delayed delivery agreement or purchases a when-issued security, the Portfolio will direct its custodian bank to segregate liquid assets (including Money Market Obligations) in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of the Portfolio's delayed delivery agreements and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Portfolio's exposure to market fluctuation, or may increase the possibility that the Portfolio will incur a short-term loss, if the Portfolio must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Portfolio will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by the Portfolio if, as a result, more than 25% of the Portfolio's net assets would become so committed.

  ILLIQUID SECURITIES. The Portfolio will invest no more than 10% of its net assets in illiquid securities.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  PORTFOLIO TRANSACTIONS. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Securities held by the Portfolio will be disposed of prior to maturity if an earlier disposition is deemed desirable by AIM to meet redemption requests. In addition, AIM will continually monitor the creditworthiness of issuers whose securities are held by the Portfolio, and securities held by the Portfolio may be disposed of prior to maturity as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of sixty days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

    (1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

    (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

    (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities. The Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

  The Portfolio's investment objective and the three investment restrictions of the Portfolio set forth above (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.

  In addition to the restrictions described above, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time, which govern the operations of money market funds, and may be more restrictive than the policies described herein. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Fund reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks and other institutions may charge a recordkeeping, account maintenance or other fee to their customers. Beneficial holders of shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product. Shares of the Class will earn the dividend declared on the effective date of purchase.

  A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Fund's custodian bank, are open for business. It is expected that the Federal Reserve Bank of New York and The Bank of New York will be closed during the next twelve months on Saturdays and Sundays and on observed holidays of New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Further, the Portfolio reserves the right to change the time for which purchase orders for shares of the Resource Class must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  Shares of the Class are sold to institutional customers of banks, certain broker-dealers and other financial institutions (individually an "Institution" and collectively, "Institutions"). Individuals, corporations, partnerships and other businesses that maintain qualified accounts at an Institution may invest in the shares of the Class. Each Institution will render administrative support services to its customers who are the beneficial owners of the shares of the Class. Such services may include, among other things, establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions in shares of the Class; providing periodic statements showing a customer's account balance in shares of the Class; distribution of Fund proxy statements, annual reports and other communications to shareholders whose accounts are serviced by the Institution; and such other services as the Fund may reasonably request. Institutions will be required to certify to the Fund that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.

  Prior to the initial purchase of shares of the Class, an Account Application, which can be obtained from the Transfer Agent, must be completed and sent to the Transfer Agent at P.O. Box 4497, Houston, Texas 77210-4497. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to the Transfer Agent. An investor must open an account in the shares of the Class through an Institution in accordance with the procedures established by such Institution. Each Institution separately determines the rules applicable to accounts in the shares of the Class opened with it, including minimum initial and subsequent investment requirements and the procedures to be followed by investors to effect purchases of shares of the Class. The minimum initial investment is $10,000, and there is no minimum amount for subsequent purchases of shares of the Class by an Institution on behalf of its customers. An investor who proposes to open a Portfolio account with an Institution should consult with a representative of such Institution to obtain a description of the rules governing such an account. The Institution holds shares of the Class registered in its name, as agent for the customer, on the books of the Institution. A statement with regard to the customer's shares of the Class is supplied to the customer periodically, and confirmations of all transactions for the account of the customer are provided by the Institution to the customer promptly upon request. In addition, the Institution sends to each customer proxies, periodic reports and other information with regard to the customer's shares of the Class. The customer's shares of the Class are fully assignable and subject to encumbrance by the customer.

  All agreements which relate to a customer's account with an Institution are with the Institution. An investor may terminate his relationship with an Institution at any time, in which case an account in the investor's name will be established directly with the Portfolio and the investor will become a shareholder of record. In such case, however, the investor will not be able to purchase additional shares of the Class directly, except through reinvestment of dividends and distributions.

  Orders for the purchase of shares of the Class are placed by the investor with the Institution. The Institution is responsible for the prompt transmission of the order to the Transfer Agent. The Portfolio will normally be required to make immediate settlement in federal funds (member bank deposits with a Federal Reserve Bank) for portfolio securities purchased. Accordingly, payment for shares of the Class purchased by Institutions on behalf of their customers must be in federal funds. If an investor's order to purchase shares of the Class is paid for other than in federal funds, the Institution, acting on behalf of the investor, completes the conversion into federal funds (which may take two business days), or itself advances federal funds prior to conversion, and promptly transmits the order and payment in the form of federal funds to the Transfer Agent.

  Subject to the conditions stated above and to the Portfolio's right to reject any purchase order, orders will be accepted (a) when payment for shares of the Class purchased is received by The Bank of New York, the Fund's custodian bank, in the form described above and notice of such order is provided to the Transfer Agent or (b) at the time the order is placed, if the Portfolio is assured of payment.

  Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Portfolio and any funds received for which an order has not been received will be returned to the sending Institution. An order must specify that it is for the purchase of shares of the "Resource Class of the Prime Portfolio," otherwise any funds received will be returned to the sending Institution.

  In the interest of economy and convenience, certificates representing shares of the Class will not be issued except upon written request. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Portfolio. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark-- Remote. Normally, the net asset value per share of the Portfolio will remain constant at $1.00. See "Net Asset Value." Redemption requests with respect to shares of the Class for which certificates have not been issued are normally made through a customer's Institution.

  Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the Institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by the Transfer Agent after 4:00 p.m. Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 4:00 p.m. Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or the Transfer Agent.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction.

  Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.

  Shares of the Class are not redeemable at the option of the Fund unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund.

                                   DIVIDENDS

  Dividends from the net income of the Portfolio are declared daily to shareholders of record of the Class immediately after 4:00 p.m. Eastern Time on the day of declaration. Net income for dividend purposes is determined daily as of 4:00 p.m. Eastern Time. The dividend accrued and paid for the Class will consist of (a) income of the Portfolio, the allocation of which is based upon the Class's pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Fund expenses, such as custodian fees, directors' fees, accounting and legal expenses, based upon the Class's pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to the Class, such as distribution expenses, if any and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in its net asset value, they are not expected to be of an amount which would affect its $1.00 per share net asset value for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Class at the net asset value as of 4:00 p.m. Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the Institution to the Transfer Agent at P.O. Box 4497, Houston, Texas 77210-4497 and will become effective with dividends paid after its receipt by the Transfer Agent. If a shareholder redeems all the shares of the Class in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The Portfolio uses its best efforts to maintain its net asset value per share at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Fund's Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances the Board of Directors might reduce or suspend the daily dividend in order to prevent, to the extent possible, the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The policy of the Portfolio is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31. The Portfolio also intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

  Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or in additional shares of the Class. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend during January of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.

  The Portfolio will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore, the Portfolio may not offset its gains against the losses of the other portfolio of the Fund and each portfolio of the Fund must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the Transfer Agent.

                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined daily as of 4:00 p.m. Eastern Time on each business day of the Fund. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.

  The securities of the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the SEC applicable to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions--Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the Class can be obtained by calling the Fund at (800) 825-6858. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of the Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. These factors should be carefully considered by an investor before making an investment in the Portfolio.

  For the seven-day period ended August 31, 1998, the current yield and the effective yield of the Class (which assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the annualized current yield for the period) were 5.43% and 5.57%, respectively. These yields are quoted for illustration purposes only. The yields for any other seven-day period may be substantially different from the yields quoted above.

  To assist banks and other institutions performing their own sub-accounting, same day information as to the daily dividend per share for the Portfolio to eight decimal places and current yield normally will be available by 5:00 p.m. Eastern Time.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held by the Portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

  Each shareholder will be provided with a written confirmation by its Institution for each transaction unless otherwise specified by the shareholder. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Fund's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Fund are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information--Year 2000 Compliance Project."

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 90 investment company portfolios. AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform (or arrange for the performance of) certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.

  For the fiscal year ended August 31, 1998, AIM received fees pursuant to the Advisory Agreement from the Fund with respect to the Portfolio which represented 0.06% of the Portfolio's average daily net assets. During such fiscal year, the expenses of the Class, including AIM's fees, amounted to 0.25% of the Class's average daily net assets.

ADMINISTRATOR

  The Fund has entered into a Master Administrative Services Agreement with AIM (the "Administrative Services Agreement"), pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Portfolio, including the services of a principal financial officer of the Fund and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the Portfolio may reimburse AIM for expenses incurred by AIM in connection with such services.

FEE WAIVERS

  AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expenses prior to the end of each fiscal year.

DISTRIBUTOR

  The Fund has entered into a Master Distribution Agreement (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain directors and officers of the Fund are affiliated with FMC and AIM. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Fund either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or financial institutions who sell a minimum dollar amount of the shares of the Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or financial institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Class or the amount received as proceeds from such sales. Sales of the shares of the Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

  The Fund has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may compensate FMC in connection with the distribution of shares of the Class in an amount equal to 0.20% on an annualized basis of the average daily net assets of the Portfolio attributable to the Class. Such amounts may be expended when and if authorized by the Board of Directors and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Plan.

  Of the compensation paid to FMC under the Plan, a service fee may be paid to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class. Payments to FMC would be characterized as an asset-based sales charge pursuant to the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Class. The Plan does not obligate the Fund to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Fund will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.

  As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors"). In approving the Plan, the directors considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class.

  The Plan requires the officers of the Fund to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors shall review these reports in connection with their decisions with respect to the Plan.

  The Plan may be terminated by a vote of a majority of the Qualified Directors, or by a vote of a majority of the shareholders of the outstanding voting securities of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise the Plan may be amended by the Board of Directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment program. Certain research services furnished by dealers may be useful to AIM with respect to clients other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Fund was incorporated in Maryland on May 3, 1993. On October 15, 1993, the Portfolio succeeded to the assets and assumed the liabilities of the Prime Portfolio (the "Predecessor Portfolio") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Fund and STIC. All historical financial and other information contained in this Prospectus for periods prior to October 15, 1993 relating to the Portfolio is that of the Predecessor Portfolio. Shares of common stock of the Fund are divided into twelve classes. Six classes, including the Class, represent interests in the Portfolio, and six classes represent interests in the Liquid Assets Portfolio. Each class of shares has a par value of $.001 per share. The other classes of the Fund may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Fund's other classes by contacting FMC.

  All shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The holders of shares of each portfolio have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus. In the event of liquidation or termination of the Fund, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Fund attributable or allocated to the respective portfolio based on the respective liquidation value of each portfolio. Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest.

  There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional portfolios and classes of the Fund without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. A I M Fund Services, Inc., P.O. Box 4497, Houston, Texas 77210-4497, acts as transfer agent for the shares of the Class.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Fund and passes upon certain legal matters for the Fund.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 825-6858.

YEAR 2000 COMPLIANCE PROJECT

  In providing services to the Fund, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the Fund provide the Fund and its shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely (i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the Fund will not otherwise be adversely affected by the year 2000 issue.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Fund or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

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SHORT-TERM INVESTMENTS CO.                                                       PROSPECTUS
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173                                                    December 18, 1998
(800) 825-6858
                                                                                 SHORT-TERM
INVESTMENT ADVISOR                                                             INVESTMENTS CO.
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100                                                    ------------
Houston, Texas 77046-1173
(713) 626-1919                                                                 PRIME PORTFOLIO

DISTRIBUTOR                                                                     ------------
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 100                                                   RESOURCE CLASS
Houston, Texas 77046-1173
(800) 825-6858                                                                TABLE OF CONTENTS

AUDITORS                                                                                                           PAGE
KPMG PEAT MARWICK LLP                                                                                              ----
700 Louisiana                                              SUMMARY.................................................  2
Houston, Texas 77002                                       TABLE OF FEES AND EXPENSES..............................  4
                                                           FINANCIAL HIGHLIGHTS....................................  5
CUSTODIAN                                                  SUITABILITY FOR INVESTORS...............................  5
THE BANK OF NEW YORK                                       INVESTMENT PROGRAM......................................  5
90 Washington Street                                       PURCHASE OF SHARES......................................  9
11th Floor                                                 REDEMPTION OF SHARES.................................... 10
New York, New York 10286                                   DIVIDENDS............................................... 11
                                                           TAXES................................................... 11
TRANSFER AGENT                                             NET ASSET VALUE......................................... 12
A I M FUND SERVICES, INC.                                  YIELD INFORMATION....................................... 12
P.O. Box 4497                                              REPORTS TO SHAREHOLDERS................................. 12
Houston, Texas 77210-4497                                  MANAGEMENT OF THE FUND.................................. 13
                                                           GENERAL INFORMATION..................................... 15

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION
OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS
PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS
PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY
JURISDICTION TO ANY PERSON TO WHOM SUCH OFFERING MAY NOT
LAWFULLY BE MADE.

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